     As filed with the Securities and Exchange Commission on April 26, 2002

                    Registration Nos. 333-46389 and 811-08645

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                      [ ]
                                      ---
         Post-Effective Amendment No.  4                                  [X]
                                      ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.  5                                                 [X]
                       ---

                        (Check appropriate box or boxes)

            Separate Account Ten of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900

                                G. Stephen Wastek
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

         ___   Immediately upon filing pursuant to paragraph (b) of Rule 485

         _x_   on May 1, 2001 pursuant to paragraph (b) of Rule 485

         ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485

         ___   on (date) pursuant to paragraph (a)(1) of Rule 485

         ___   75 days after filing pursuant to paragraph (a)(2) of Rule 485

         ___   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.


Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of corresponding mutual funds. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities.

FIDELITY VIP FUNDS
Fidelity VIP Contrafund
Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP Growth & Income
Fidelity VIP Growth Opportunities
Fidelity VIP Mid-Cap
Fidelity VIP Money Market

JANUS ASPEN SERIES
Janus Aspen Series Aggressive Growth
Janus Aspen Series Balanced
Janus Aspen Series Capital Appreciation
Janus Aspen Series Core Equity
Janus Aspen Series Growth
Janus Aspen Series International Growth
Janus Aspen Series Strategic Value
Janus Aspen Series Worldwide Growth

J.P. MORGAN SERIES TRUST II
J.P. Morgan Bond
J.P. Morgan Mid Cap Value
J.P. Morgan International Opportunities

THE LEGENDS FUND
Baron Small Cap
Gabelli Large Cap Value
Harris Bretall Sullivan & Smith Equity Growth
Third Avenue Value

MFS FUNDS
MFS Capital Opportunities
MFS Emerging Growth
MFS Investors Growth Stock
MFS Investors Trust
MFS Mid Cap Growth
MFS New Discovery
MFS Research
MFS Total Return

PUTNAM FUNDS
Putnam VT Growth and Income Fund
Putnam VT International Growth
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund II

SCUDDER VIT FUNDS
Scudder EAFE Equity Index Fund
Scudder Equity 500 Index Fund
Scudder Small Cap Index Fund

SELECT TEN PLUS DIVISIONS
Select Ten Plus Division - March
Select Ten Plus Division - June
Select Ten Plus Division - September
Select Ten Plus Division - December

TOUCHSTONE VARIABLE SERIES TRUST
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Emerging Growth Fund
Touchstone Enhanced 30 Fund
Touchstone Growth & Income Fund
Touchstone Growth/Value Fund
Touchstone High Yield Fund
Touchstone International Equity Fund
Touchstone Large Cap Growth Fund
Touchstone Money Market Fund
Touchstone Small Cap Value Fund
Touchstone Value Plus Fund

VAN KAMPEN PORTFOLIOS
Van Kampen UIF Emerging Markets Debt
Van Kampen UIF U.S. Real Estate
Van Kampen UIT Bandwidth & Telecommunications
Van Kampen UIT Biotechnology & Pharmaceutical
Van Kampen UIT Internet
Van Kampen UIT Morgan Stanley High-Tech 35(sm)
Van Kampen UIT Morgan Stanley U.S. Multinational(sm)

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 49) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.


We also offer Guaranteed Rate Options (GROs) and Systematic Transfer Options
(STOs), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3%, less any administrative charges and less any charges for the EEB option, if elected (MINIMUM VALUE). Withdrawal charges, charges for the EEB option (if elected), and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE SIX-MONTH STO INTO OTHER INVESTMENT OPTIONS WITHIN SIX MONTHS AND TRANSFER ALL CONTRIBUTIONS TO THE TWELVE-MONTH STO WITHIN ONE YEAR OF CONTRIBUTION. THIS MAY BE DONE ON A MONTHLY OR QUARTERLY BASIS DEPENDING UPON THE STO YOU SELECT.


This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.


Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated May 1, 2002, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix D.





THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.


The date of this prospectus is May 1, 2002.

                                TABLE OF CONTENTS


                                                                                         PAGE
PART I

SECTION 1 - SUMMARY

Your Variable Annuity Contract                                                            8
Your Benefits                                                                             8
How Your Contract is Taxed                                                                8
Your Contributions                                                                        8
Your Investment Options                                                                   8
Variable Account Options                                                                  8
Account Value, Adjusted Account Value and Cash Value                                      9
Transfers                                                                                 9
Charges and Fees                                                                          9
Withdrawals                                                                               9
Your Initial Right to Revoke                                                              9
Table of Annual Fees and Expenses                                                        10
Examples                                                                                 14
Risk/Return Summary: Investments and Risks                                               17

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company                                                         17
The Separate Accounts and the Variable Account Options                                   17
Assets of Our Separate Accounts                                                          18
Changes In How We Operate                                                                18

SECTION 3 - YOUR INVESTMENT OPTIONS

Investment Options                                                                       18
The Select Ten Plus Divisions of Separate Account Ten                                    29
Fixed Accounts                                                                           29
      Guaranteed Rate Options                                                            29
         Renewals of GRO Accounts                                                        30
         Market Value Adjustments                                                        30
      Systematic Transfer Option                                                         31

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                                 31
Annual Administrative Charge                                                             31
Portfolio and Division Charges                                                           31
Reduction or Elimination of Separate Account or Administrative Charges                   32
State Premium Tax Deduction                                                              32
Contingent Withdrawal Charge                                                             32
Reduction or Elimination of the Contingent Withdrawal Charge                             32
Transfer Charge                                                                          33
Hardship Waiver                                                                          33
Tax Reserve                                                                              33

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                                        33
Your Account Value                                                                       34
Units in Our Separate Accounts                                                           34
How We Determine Unit Value                                                              34
Transfers                                                                                35

                                        3

Excessive Trading                                                                        36
Withdrawals                                                                              36
Assignments                                                                              36
Death Benefits and Similar Benefit Distributions                                         37
Annuity Benefits                                                                         37
Annuities                                                                                37
Fixed Annuity Payments                                                                   38
Timing of Payment                                                                        38
How You Make Requests and Give Instructions                                              38

SECTION 6 - OPTIONAL CONTRACT FEATURE

Enhanced Earnings Benefit                                                                39

SECTION 7 - VOTING RIGHTS

Portfolio Voting Rights                                                                  40
How We Determine Your Voting Shares                                                      40
How Portfolio Shares Are Voted                                                           40
How Separate Account Ten Interests Are Voted                                             40
Separate Account Voting Rights                                                           41

SECTION 8 - TAX ASPECTS OF THE CONTRACT

Introduction                                                                             41
Your Contract is an Annuity                                                              41
Taxation of Annuities Generally                                                          41
Distribution-at-Death Rules                                                              42
Diversification Standards                                                                43
Partial 1035 Exchanges                                                                   43
Tax-Favored Retirement Programs                                                          43
Inherited IRAs                                                                           43
Annuities in Qualified Plans                                                             44
Federal and State Income Tax Withholding                                                 44
Impact of Taxes on Integrity                                                             44
Transfers Among Investment Options                                                       44

SECTION 9 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                                   44
Income Plus Withdrawal Program                                                           44
Choices Plus Minimum Required Distribution Program                                       45
Dollar Cost Averaging                                                                    45
Systematic Transfer Program                                                              46
Customized Asset Rebalancing                                                             46
Systematic Contributions                                                                 46
Legal Proceedings                                                                        47

SECTION 10 - PRIOR CONTRACTS

Prior Contracts                                                                          47

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions                                                                            50
Investment Objective                                                                     50

                                        4

                                                                                         AGE
Investment Strategy                                                                      51
Dow Jones Industrial Average                                                             52
Risk Factors                                                                             52

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy - Comparison of Total Return         53
Performance History of the Dogs of the Dow Strategy - $10,000 Hypothetical Investment    55

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units                                                                         56
Dividends and Distributions                                                              56

SECTION 4 - MANAGEMENT

The Investment Adviser                                                                   56
The Sub-Adviser                                                                          57

APPENDIX A - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS                             58
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                                   68
APPENDIX C - ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE                               71
APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                    72


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY


ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GAIN - Account Value less Net Premiums.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.


GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected.


GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.


MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges and less any charges for the EEB option, if elected.


NET PREMIUMS - Total Customer Contributions less any withdrawals or loans.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.


STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your STO contribution.

TOTAL CUSTOMER CONTRIBUTIONS - The sum of all premiums contributed by the policyholder.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS


The minimum initial contribution is $1,000 (some states may require a higher initial contribution). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."


YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. See "Contributions Under Your Contract" in Part I, Section
5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see
Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional

Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Part I,
Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.45% is deducted from the Account Value of each of your Variable Account Options (except the Select Ten Plus Divisions) to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution depending upon the investment experience of the Investment Options you selected. You bear the investment risk during the ten-day period, as well as any fees and charges incurred during the period your contract is in force. If your state requires, upon cancellation we'll return your contribution without assessing any fees, charges or other adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

TABLE OF ANNUAL FEES AND EXPENSES



OWNER TRANSACTION EXPENSES

      Sales Load on Purchases                                                                  $         0
      Deferred Sales Load (as a percentage of contributions)(1)                                 8% Maximum
      Transfer Charge (assessed after 12 transfers in one contract year)(2)                    $        20

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge*                                                            $        30
      *  This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge"
         in Part I, Section 4.

Annual Expenses of Separate Account II
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE)

Mortality and Expense Risk Charge                                                                    1.30%
Administrative Expense                                                                                .15%
                                                                                                    -----
Base Contract Total Separate Account II Annual Expenses                                              1.45%
                                                                                                    =====

Optional Enhanced Earnings Benefit Charge, Issue Age 70-79                                            .50%
                                                                                                    -----
Highest Possible Total Separate Account Annual Expenses if this Option Elected                       1.95%
                                                                                                    =====

OPTIONAL CONTRACT EXPENSES

Enhanced Earnings Benefit (Charges are assessed to both the Separate and Fixed Accounts)

ISSUE AGE                                                                                      ANNUAL COST
---------                                                                                      -----------

0-59                                                                                                  .20%
Total Separate Account II Charges with EEB                                                           1.65%
                                                                                                     =====

60-69                                                                                                  40%
Total Separate Account II Charges with EEB                                                           1.85%
                                                                                                     =====

70-79                                                                                                  50%
Total Separate Account II Charges with EEB                                                           1.95%
                                                                                                     =====

Portfolio Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                   MANAGEMENT        OTHER          12b-1       TOTAL ANNUAL
 PORTFOLIO                                                            FEES          EXPENSES         FEE          EXPENSES
 ---------                                                         ----------       --------        -----       ------------
 Fidelity VIP Contrafund: Service Class 2                             .58%            .11%           .25%            .94%(3)
 Fidelity VIP Equity Income: Service Class 2                          .48%            .11%           .25%            .84%(3)
 Fidelity VIP Growth: Service Class 2                                 .58%            .10%           .25%            .93%(3)
 Fidelity VIP Growth and Income: Service Class 2                      .48%            .11%           .25%            .84%(3)
 Fidelity VIP Growth Opportunity: Service Class 2                     .58%            .12%           .25%            .95%(3)
 Fidelity VIP Mid Cap: Service Class 2                                .58%            .11%           .25%            .94%(3)
 Fidelity VIP Money Market: Service Class 2                           .18%            .12%           .25%            .55%
 Janus Aspen Series Aggressive Growth: Service Shares                 .65%            .02%           .25%            .92%(4)
 Janus Aspen Series Balanced: Service Shares                          .65%            .01%           .25%            .91%(4)
 Janus Aspen Series Capital Appreciation: Service Shares              .65%            .01%           .25%            .91%(4)
 Janus Aspen Series Core Equity: Service Shares                       .65%            .40%           .25%           1.30%(4)
 Janus Aspen Series Growth: Service Shares                            .65%            .01%           .25%            .91%(4)
 Janus Aspen Series International Growth: Service Shares              .65%            .06%           .25%            .96%(4)
 Janus Aspen Series Strategic Value: Service Shares                   .55%            .70%           .25%           1.50%(5)
 Janus Aspen Series Worldwide Growth: Service Shares                  .65%            .04%           .25%            .94%(4)
 J.P. Morgan Series Trust II Bond                                     .30%            .45%           .00%            .75%
 J.P. Morgan Series Trust II International Opportunities              .60%            .60%           .00%           1.20%(6)
 J.P. Morgan Series Trust II Mid Cap                                  .70%            .30%           .00%           1.00%(6)
 Baron Small Cap                                                     1.05%            .50%           .00%           1.55%(7)
 Gabelli Large Cap Value                                              .90%            .50%           .00%           1.40%(7)
 Harris Bretall Equity Growth                                         .65%            .42%           .00%           1.07%(7)
 Third Avenue Value                                                   .65%            .50%           .00%           1.15%(7)
 MFS Capital Opportunities: Service Class                             .75%            .15%           .25%           1.15%(8)
 MFS Emerging Growth: Service Class                                   .75%            .12%           .25%           1.12%
 MFS Investors Growth Stock: Service Class                            .75%            .17%           .25%           1.17%
 MFS Investors Trust: Service Class                                   .75%            .15%           .25%           1.15%(8)
 MFS Mid Cap Growth: Service Class                                    .75%            .15%           .25%           1.15%
 MFS New Discovery: Service Class                                     .90%            .15%           .25%           1.30%(8)
 MFS Research: Service Class                                          .75%            .15%           .25%           1.15%(8)
 MFS Total Return: Service Class                                      .75%            .14%           .25%           1.14%(8)
 Putnam VT Growth and Income Fund: Class IB                           .46%            .05%           .25%            .76%(9)
 Putnam VT International Growth Fund: Class IB                        .76%            .18%           .25%           1.19%(9)
 Putnam VT Small Cap Value Fund: Class IB                             .80%            .14%           .25%           1.19%(9)
 Putnam VT Voyager II Fund: Class IB                                  .70%            .92%           .25%           1.87%(9)
 Scudder EAFE Equity Index: Class B                                   .45%            .20%           .00%            .65%(10)
 Scudder Equity 500 Index: Class B                                    .20%            .10%           .00%            .30%(10)
 Scudder Small Cap Index: Class B                                     .35%            .10%           .00%            .45%(10)
 Touchstone Balanced                                                  .80%            .10%           .00%            .90%(11)
 Touchstone Bond                                                      .55%            .20%           .00%            .75%(11)
 Touchstone Emerging Growth                                           .80%            .35%           .00%           1.15%(11)
 Touchstone Enhanced 30                                               .65%            .10%           .00%            .75%(11)
 Touchstone Growth and Income                                         .80%            .05%           .00%            .85%(11)
 Touchstone Growth/Value                                             1.00%            .10%           .00%           1.10%(11)
 Touchstone High Yield                                                .50%            .30%           .00%            .80%(11)
 Touchstone International Equity                                      .95%            .30%           .00%           1.25%(11)
 Touchstone Large Cap Growth                                          .75%            .20%           .00%            .95%(11)
 Touchstone Money Market                                              .50%            .10%           .00%            .60%(11)
 Touchstone Small Cap Value                                           .80%            .20%           .00%           1.00%(11)
 Touchstone Value Plus                                                .75%            .40%           .00%           1.15%(11)
 Van Kampen UIF Emerging Markets Debt                                 .80%            .37%           .00%           1.17%(12)
 Van Kampen UIF U.S. Real Estate                                      .75%            .35%           .00%           1.10%(12)
 Van Kampen UIT Bandwidth & Telecommunication                         .00%           1.20%           .00%           1.20%(13)
 Van Kampen UIT Biotechnology & Pharmaceutical                        .00%           1.20%           .00%           1.20%(13)

                                       11

 Van Kampen UIT Morgan Stanley High Tech 35                           .00%           1.20%           .00%           1.20%(13)
 Van Kampen UIT Internet                                              .00%           1.20%           .00%           1.20%(13)
 Van Kampen UIT Morgan Stanley U.S. Multinational                     .00%           1.20%           .00%           1.20%(13)


Division Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                    MANAGEMENT FEES(14)      OTHER EXPENSES(15)     TOTAL ANNUAL EXPENSES(15)
                                    -------------------      ------------------     -------------------------
Select Ten Plus Division-March              .50%                    .35%                       .85%
Select Ten Plus Division-June               .50%                    .35%                       .85%
Select Ten Plus Division-September          .50%                    .35%                       .85%
Select Ten Plus Division-December           .50%                    .35%                       .85%



(1)  See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
     Section 4. You may make a partial withdrawal of up to 15% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in
     Part I, Section 4.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time

(4) Expenses are based upon actual annualized expenses for the fiscal year ending December 31, 2001.

(5) There is a contractual waiver of expenses between the portfolio and Janus Capital Management, LLC. The waiver is first applied to the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the management agreement. Without such waiver, the Management Fee and the Total Annual expenses to the Janus Aspen Series Strategic Value Portfolio would have been .65% and 1.60% respectively.

(6) The information in this table has been restated to reflect a voluntary agreement by J.P. Morgan Chase Bank of New York, an affiliate of JPMIM, to reimburse the portfolio to the extent certain expenses exceed 1.20% for the International Opportunities Portfolio and 1.00% for the Mid Cap Value Portfolio. Without this agreement, Total Annual Expenses would have been 1.40% and 10.62%, respectively.

(7) Touchstone Advisors has voluntarily agreed to reimburse each of the Legends Fund Portfolios for Other Expenses (excluding Management Fees) above an annual rate of .50% of average net assets. Without reimbursements, Total Annual Expenses for the Fund's fiscal year ended June 30, 2001 would have been 3.10% for the Baron Small Cap Portfolio, 1.66% for the Gabelli Large Cap Value Portfolio, and 1.21% for the Third Avenue Value Portfolio. Touchstone Advisors has reserved the right for withdraw or modify its policy of expense reimburse for the Portfolios. In the Legends Fund's prospectus, see "Management of the Fund."

(8) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements which have the effect of reducing the series' expenses. MFS has also contractually agreed, subject to reimbursement, to bear the series' expenses such that the "Other Expenses" do not exceed 0.15% annually. These contractual fee arrangements will continues until at least May 1, 2003 unless changed with the consent of the board of trustees which oversees the series. Without these arrangements the Total Annual Expenses for the portfolios would have been as follows: Capital Opportunity 1.21%, Investors Growth Stock 1.17%, Mid Cap Growth 1.20%, and New Discovery 1.34%.

(9)  Reflects actual annualized expenses as of December 31, 2001.

(10) Deutsche Asset Management, Inc. (the advisor) has voluntarily agreed to waive its fee and/or reimburse expenses of the fund, to the extent necessary, to limit all expenses to the current expense cap listed until April 30, 2002. Absent this expense cap reimbursement the Management Fees and Other Expenses for the Scudder Funds would be: .20% and .11% for the Equity Index Fund; 0.35% and .28% for the Small Cap Index Fund; and .45% and .36% for the EAFE Equity Index Fund.

(11) Touchstone Advisors, Inc. has voluntarily agreed to waive it's fee and or provide an expense reimbursement arrangement that limit the Total Annual Expenses the funds pay. Without fee waiver or expense reimbursement limits the funds Total Annual Expenses would have been as follows: Balanced 1.43%; Bond 1.09%; Emerging Growth 1.36%; Enhanced 30 1.79%; Growth and Income 1.36%; Growth/Value 3.00%; High Yield 1.45%; International Equity 2.21%; Large Cap Growth 2.28%; Money Market 2.31%; Small Cap Value 2.16%; and Value Plus 2.24%.

(12) The Management Fee for certain portfolios has been reduced to reflect the voluntary waiver of a portion or all of the Management Fee and the reimbursement by the portfolios adviser to the extent Total Annual Expenses exceed the following percentages: Emerging Markets Debt Portfolio 1.30%; and U.S. Real Estate 1.10%. The advisor may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the Management Fees, Other Expenses, 12b-1 Fees and Total Annual Expenses, respectively, would be as follows: Emerging Market Debts Portfolio 0.80%, 0.37%, 0.00% 1.17%; U.S. Real Estate Portfolio 0.80%, 0.35%, 0.00% and 1.15%.

(13) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntary pay any excess at its own expense. Please see the Van Kampen Portfolio prospectus for more detail.

(14) Touchstone Advisors will pay a portion of its Management Fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset an annual minimum sub-advisory fee of $50,000.

(15) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 2001.

    EXAMPLES


The examples below show the expenses on a $1,000 investment, assuming a $50,000 average contract value and a 5% annual rate of return on assets. These figures include the Enhanced Earnings Benefit charges for issue age 70-79.


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


PORTFOLIO                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------                                                             ------       -------      -------     --------
Fidelity VIP Contrafund: Service Class 2                             $110.21       $152.34      $196.82     $328.89
Fidelity VIP Equity Income: Service Class 2                          $109.19       $149.30      $191.81     $319.22
Fidelity VIP Growth: Service Class 2                                 $110.11       $152.04      $196.32     $327.92
Fidelity VIP Growth and Income: Service Class 2                      $109.19       $149.30      $191.81     $319.22
Fidelity VIP Growth Opportunity: Service Class 2                     $110.32       $152.65      $197.32     $329.85
Fidelity VIP Mid Cap: Service Class 2                                $110.21       $152.34      $196.82     $328.89
Fidelity VIP Money Market: Service Class 2                           $106.22       $140.44      $177.16     $290.60
Janus Aspen Series Aggressive Growth: Service Shares                 $110.01       $151.74      $195.82     $326.96
Janus Aspen Series Balanced: Service Shares                          $109.91       $151.43      $195.32     $326.00
Janus Aspen Series Capital Appreciation: Service Shares              $109.91       $151.43      $195.32     $326.00
Janus Aspen Series Core Equity: Service Shares                       $113.90       $163.24      $214.68     $362.89
Janus Aspen Series Growth: Service Shares                            $109.91       $151.43      $195.32     $326.00
Janus Aspen Series International Growth: Service Shares              $110.42       $152.95      $197.82     $330.81
Janus Aspen Series Strategic Value: Service Shares                   $115.95       $169.26      $224.48     $381.24
Janus Aspen Series Worldwide Growth: Service Shares                  $110.21       $152.34      $196.82     $328.89
J.P. Morgan Series Trust II Bond                                     $108.27       $146.56      $187.28     $310.43
J.P. Morgan Series Trust II International Opportunities              $112.88       $160.22      $209.74     $353.57
J.P. Morgan Series Trust II Mid Cap Value                            $110.83       $154.17      $199.81     $334.64
Baron Small Cap                                                      $116.46       $170.76      $226.91     $385.77
Gabelli Large Cap Value                                              $114.93       $166.25      $219.59     $372.11
Harris Bretall Equity Growth                                         $111.55       $156.29      $203.30     $341.31
Third Avenue Value                                                   $112.37       $158.71      $207.27     $348.88
MFS Capital Opportunities: Service Class                             $112.37       $158.71      $207.27     $348.88
MFS Emerging Growth: Service Class                                   $112.06       $157.80      $205.78     $346.05
MFS Investors Growth Stock: Service Class                            $112.37       $158.71      $207.27     $348.88
MFS Investors Trust: Service Class                                   $112.37       $158.71      $207.27     $348.88
MFS Mid Cap Growth: Service Class                                    $112.37       $158.71      $207.27     $348.88
MFS New Discovery: Service Class                                     $113.90       $163.24      $214.68     $362.89
MFS Research: Service Class                                          $112.37       $158.71      $207.27     $348.88
MFS Total Return: Service Class                                      $112.26       $158.41      $206.77     $347.93
Putnam VT Growth and Income Fund: Class IB                           $108.37       $146.86      $187.78     $311.41
Putnam VT International Growth Fund: Class IB                        $112.78       $159.92      $209.25     $352.63
Putnam VT Small Cap Value Fund: Class IB                             $112.78       $159.92      $209.25     $352.63
Putnam VT Voyager II Fund: Class IB                                  $119.74       $180.32      $242.38     $414.21
Scudder EAFE Equity Index: Class S                                   $107.24       $143.50      $182.23     $300.57
Scudder Equity 500 Index: Class S                                    $103.66       $132.76      $164.38     $265.25
Scudder Small Cap Index: Class S                                     $105.19       $137.38      $172.06     $280.54
Touchstone Balanced                                                  $109.80       $151.13      $194.82     $325.03
Touchstone Bond                                                      $108.27       $146.56      $187.28     $310.43
Touchstone Emerging Growth                                           $112.37       $158.71      $207.27     $348.88
Touchstone Enhanced 30                                               $108.27       $146.56      $187.28     $310.43
Touchstone Growth and Income                                         $109.29       $149.61      $192.31     $320.19
Touchstone Growth/Value                                              $111.85       $157.20      $204.79     $344.16
Touchstone High Yield                                                $108.78       $148.08      $189.80     $315.32
Touchstone International Equity                                      $113.39       $161.73      $212.21     $358.24
Touchstone Large Cap Growth                                          $110.32       $152.65      $197.32     $329.85
Touchstone Money Market                                              $106.73       $141.98      $179.70     $295.60
Touchstone Small Cap Value                                           $110.83       $154.17      $199.81     $334.64
Touchstone Value Plus                                                $110.32       $152.65      $197.32     $329.85
Van Kampen UIF Emerging Markets Debt                                 $112.57       $159.32      $208.26     $350.76

                                       14

Van Kampen UIF U.S. Real Estate                                      $111.85       $157.20      $204.79     $344.16
Van Kampen UIT Bandwidth & Telecommunication                         $112.88       $160.22      $209.74     $353.57
Van Kampen UIT Biotechnology & Pharmaceutical                        $112.88       $160.22      $209.74     $353.57
Van Kampen UIT Internet                                              $112.88       $160.22      $209.74     $353.57
Van Kampen UIT Morgan Stanley High Tech 35                           $112.88       $160.22      $209.74     $353.57
Van Kampen UIT Morgan Stanley U.S. Multinational                     $112.88       $160.22      $209.74     $353.57


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (i.e., NO DEFERRED SALES LOAD CHARGED):


PORTFOLIO                                                             1 YEAR       3 YEARS     5 YEARS     10 YEARS
---------                                                             ------       -------     -------     --------
Fidelity VIP Contrafund: Service Class 2                             $30.21        $ 92.34      $156.82     $328.89
Fidelity VIP Equity Income: Service Class 2                          $29.19        $ 89.30      $151.81     $319.22
Fidelity VIP Growth: Service Class 2                                 $30.11        $ 92.04      $156.32     $327.92
Fidelity VIP Growth and Income: Service Class 2                      $29.19        $ 89.30      $151.81     $319.22
Fidelity VIP Growth Opportunity: Service Class 2                     $30.32        $ 92.65      $157.32     $329.85
Fidelity VIP Mid Cap: Service Class 2                                $30.21        $ 92.34      $156.82     $328.89
Fidelity VIP Money Market: Service Class 2                           $26.22        $ 80.44      $137.16     $290.60
Janus Aspen Series Aggressive Growth: Service Shares                 $30.01        $ 91.74      $155.82     $326.96
Janus Aspen Series Balanced: Service Shares                          $29.91        $ 91.43      $155.32     $326.00
Janus Aspen Series Capital Appreciation: Service Shares              $29.91        $ 91.43      $155.32     $326.00
Janus Aspen Series Core Equity: Service Shares                       $33.90        $103.24      $174.68     $362.89
Janus Aspen Series Growth: Service Shares                            $29.91        $ 91.43      $155.32     $326.00
Janus Aspen Series International Growth: Service Shares              $30.42        $ 92.95      $157.82     $330.81
Janus Aspen Series Strategic Value: Service Shares                   $35.95        $109.26      $184.48     $381.24
Janus Aspen Series Worldwide Growth: Service Shares                  $30.21        $ 92.34      $156.82     $328.89
J.P. Morgan Series Trust II Bond                                     $28.27        $ 86.56      $147.28     $310.43
J.P. Morgan Series Trust II International Opportunities              $32.88        $100.22      $169.74     $353.57
J.P. Morgan Series Trust II Mid Cap Value                            $30.83        $ 94.17      $159.81     $334.64
Baron Small Cap                                                      $36.46        $110.76      $186.91     $385.77
Gabelli Large Cap Value                                              $34.93        $106.25      $179.59     $372.11
Harris Bretall Equity Growth                                         $31.55        $ 96.29      $163.30     $341.31
Third Avenue Value                                                   $32.37        $ 98.71      $167.27     $348.88
MFS Capital Opportunities: Service Class                             $32.37        $ 98.71      $167.27     $348.88
MFS Emerging Growth: Service Class                                   $32.06        $ 97.80      $165.78     $346.05
MFS Investors Growth Stock: Service Class                            $32.37        $ 98.71      $167.27     $348.88
MFS Investors Trust: Service Class                                   $32.37        $ 98.71      $167.27     $348.88
MFS Mid Cap Growth: Service Class                                    $32.37        $ 98.71      $167.27     $348.88
MFS New Discovery: Service Class                                     $33.90        $103.24      $174.68     $362.89
MFS Research: Service Class                                          $32.37        $ 98.71      $167.27     $348.88
MFS Total Return: Service Class                                      $32.26        $ 98.41      $166.77     $347.93
Putnam VT Growth and Income Fund: Class IB                           $28.37        $ 86.86      $147.78     $311.41
Putnam VT International Growth Fund: Class IB                        $32.78        $ 99.92      $169.25     $352.63
Putnam VT Small Cap Value Fund: Class IB                             $32.78        $ 99.92      $169.25     $352.63
Putnam VT Voyager II Fund: Class IB                                  $39.74        $120.32      $202.38     $414.21
Scudder EAFE Equity Index: Class S                                   $27.24        $ 83.50      $142.23     $300.57
Scudder Equity 500 Index: Class S                                    $23.66        $ 72.76      $124.38     $265.25
Scudder Small Cap Index: Class S                                     $25.19        $ 77.38      $132.06     $280.54
Touchstone Balanced                                                  $29.80        $ 91.13      $154.82     $325.03
Touchstone Bond                                                      $28.27        $ 86.56      $147.28     $310.43
Touchstone Emerging Growth                                           $32.37        $ 98.71      $167.27     $348.88
Touchstone Enhanced 30                                               $28.27        $ 86.56      $147.28     $310.43
Touchstone Growth and Income                                         $29.29        $ 89.61      $152.31     $320.19
Touchstone Growth/Value                                              $31.85        $ 97.20      $164.79     $344.16
Touchstone High Yield                                                $28.78        $ 88.08      $149.80     $315.32
Touchstone International Equity                                      $33.39        $101.73      $172.21     $358.24
Touchstone Large Cap Growth                                          $30.32        $ 92.65      $157.32     $329.85

                                       15

Touchstone Money Market                                              $26.73        $ 81.98      $139.70     $295.60
Touchstone Small Cap Value                                           $30.83        $ 94.17      $159.81     $334.64
Touchstone Value Plus                                                $30.32        $ 92.65      $157.32     $329.85
Van Kampen UIF Emerging Markets Debt                                 $32.57        $ 99.32      $168.26     $350.76
Van Kampen UIF U.S. Real Estate                                      $31.85        $ 97.20      $164.79     $344.16
Van Kampen UIT Bandwidth & Telecommunication                         $32.88        $100.22      $169.74     $353.57
Van Kampen UIT Biotechnology & Pharmaceutical                        $32.88        $100.22      $169.74     $353.57
Van Kampen UIT Internet                                              $32.88        $100.22      $169.74     $353.57
Van Kampen UIT Morgan Stanley High Tech 35                           $32.88        $100.22      $169.74     $353.57
Van Kampen UIT Morgan Stanley U.S. Multinational                     $32.88        $100.22      $169.74     $353.57



These examples assume the current charges that are borne by the Separate Accounts, and the total annual expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. The examples also assume that any applicable fee waivers or reimbursements will continue for the periods shown. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $50,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions, Third Avenue Value Portfolio, Janus Aspen Aggressive Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Divisions or Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Divisions or Portfolios may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate

Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:
- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
-    register or end the registration of the Separate Accounts under the 1940
     Act;
- operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
- restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Accounts;
- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios; or
- operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.




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FIDELITY

THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the VIP Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


FIDELITY VIP GROWTH & INCOME PORTFOLIO


VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO


VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

FIDELITY VIP MID-CAP PORTFOLIO

FMR normally invests the VIP Mid-Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies

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in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.


JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO


Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalization's fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization's within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.


JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO


Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


JANUS ASPEN CORE EQUITY PORTFOLIO

Janus Aspen Core Equity Portfolio seeks current income and long-term growth of capital. It normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 80% of its net assets in equity securities selected for growth potential. Eligible securities include domestic and foreign common stocks, preferred stocks, securities convertible into common stocks or preferred stock such as convertible preferred stocks, bonds, debentures, and other securities with equity characteristics.

JANUS ASPEN GROWTH PORTFOLIO


Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for

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their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.


JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

Janus Aspen International Growth Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

JANUS ASPEN STRATEGIC VALUE PORTFOLIO


Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.


J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection.


J.P. MORGAN MID CAP VALUE PORTFOLIO

J.P. Morgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. The Portfolio will generally invest 80% of its total assets in a broad portfolio of common stocks of companies with market capitalization of $1 billion to $20 billion that the advisor believes are undervalued.


                                       21
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THE LEGENDS FUND


The Legends Fund is an open-end management investment company registered with the SEC. Touchstone Advisers, Inc. is the investment advisor of The Legends Fund. Touchstone Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its portfolios. The sub-adviser for each portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Legends Fund Portfolios. We can't guarantee that these objectives will be met. You should read the Legends Fund prospectus carefully before investing.

BARON SMALL CAP PORTFOLIO

The Baron Small Cap Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Portfolio, the sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

GABELLI LARGE CAP VALUE PORTFOLIO

The Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified Portfolio that seeks to achieve its objective by investing primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO


Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.


THIRD AVENUE VALUE PORTFOLIO

The Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.


MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

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MFS CAPITAL OPPORTUNITIES PORTFOLIO


MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


MFS EMERGING GROWTH PORTFOLIO


MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS GROWTH STOCK PORTFOLIO

MFS Investors Growth Stock Portfolio seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.


MFS INVESTORS TRUST PORTFOLIO


MFS Investors Trust Portfolio seeks mainly to provide long-term growth of capital, with a secondary objective of current income, by normally investing at least 65% of itsnet assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.


MFS MID CAP GROWTH PORTFOLIO


MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 80% of its net assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.


MFS NEW DISCOVERY PORTFOLIO


MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS

                                       23
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would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio seeks to provide long-term growth of capital and future income. The portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts. The portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The portfolio may invest in companies of any size. The investments may include securities traded on securities exchanges or in the over-the-counter markets. The portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.


MFS TOTAL RETURN PORTFOLIO

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

PUTNAM FUNDS

Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.


INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's VT Funds. YOU SHOULD READ PUTNAM'S VT FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.


PUTNAM VT INTERNATIONAL GROWTH FUND


The fund seeks capital appreciation. The fund normally invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. The fund may also consider other factors it believe will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also know as emerging) markets.


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PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund seeks its goal by investing in at least 80% of its assets in small companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies. Value stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change.

PUTNAM VT VOYAGER FUND II

The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase. The fund invests in companies of all sizes.

SCUDDER VIT FUNDS

The investment adviser for the Scudder VIT Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Scudder Asset Management VIT Funds. We can't guarantee that these objectives will be met. YOU SHOULD READ THE SCUDDER ASSET MANAGEMENT VIT FUNDS PROSPECTUSES CAREFULLY BEFORE INVESTING.

SCUDDER VIT EAFE(R) EQUITY INDEX FUND

The EAFE(R) Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the EAFE(R) Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

SCUDDER VIT EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

SCUDDER VIT SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

TOUCHSTONE VARIABLE SERIES TRUST

Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. Bank of Ireland Asset Management (U.S.) Ltd. is the sub-adviser for the International Equity Fund. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth Fund. Todd Investment Advisors is the sub-adviser for the Enhanced 30 Fund. Ark Asset Management Co., Inc is the sub-adviser for the Small Cap Value Fund. Mastrapasqua & Associates is the sub-adviser for the Growth/Value Fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Large Cap Growth, Value Plus, High Yield, Bond and Money Market Funds. Deutsche Investment Management (Americas) Inc. is the sub-adviser for the Growth & Income Fund. OpCap Advisors is the sub-advisor for the Balanced Fund.

                                       25
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TOUCHSTONE BALANCED FUND

Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

TOUCHSTONE BOND FUND

Touchstone Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The fund invests in mortgage-related securities (up to 60%), asset-backed securities and preferred stocks. The fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock that are rated as low as B (up to 35%).

TOUCHSTONE EMERGING GROWTH FUND

Touchstone Emerging Growth Fund seeks to increase value of fund shares as a primary goal and to earn income as a secondary goal. The fund invests primarily in small cap companies, but may invest in mid cap. It primarily invests in equity securities, including common and preferred stocks and convertible securities.

TOUCHSTONE ENHANCED 30 FUND

Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

TOUCHSTONE GROWTH & INCOME FUND

Touchstone Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future.

TOUCHSTONE GROWTH/VALUE FUND

Touchstone Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings and/or cash flow growth. The fund invests primarily in stocks of domestic large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector.

TOUCHSTONE HIGH YIELD FUND

Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of total assets) in non-

                                       26
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investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.

TOUCHSTONE INTERNATIONAL EQUITY FUND

Touchstone International Equity Fund seeks long term growth of capital by investing at least 80% of total assets in equity securities of foreign issuers. The fund will invest in at least three countries outside of the United States and focuses on companies located in Europe, Australia and the Far East. The fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

TOUCHSTONE LARGE CAP GROWTH FUND

Touchstone Large Cap Growth Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The fund invests primarily (at least 65% of total assets) in a diversified portfolio of common stocks that are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. These may include companies in the technology sector.

TOUCHSTONE MONEY MARKET FUND

Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 65% of total assets) in high-quality money market instruments. The fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

TOUCHSTONE SMALL CAP VALUE FUND

Touchstone Small Cap Value Fund seeks long-term growth of capital by investing primarily (at least 75% of total assets) in common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that it believes are priced lower than they should be, and also contain a catalyst for growth. These stocks may not pay dividends.

TOUCHSTONE VALUE PLUS FUND

Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. The fund may also invest in common stocks of rapidly growing companies to enhance the fund's return and vary its investments to avoid having too much of the fund's assets subject to risks specific to undervalued stocks. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

VAN KAMPEN PORTFOLIOS

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Van Kampen Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN PROSPECTUS CAREFULLY BEFORE INVESTING.

VAN KAMPEN UIF PORTFOLIOS

Morgan Stanley Dean Witter Investment Management, Inc. is the investment adviser for the Emerging Markets Debt and U.S. Real Estate Portfolios.

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VAN KAMPEN UIF EMERGING MARKETS DEBT PORTFOLIO

Van Kampen UIF Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO

Van Kampen UIF U.S. Real Estate Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

VAN KAMPEN UIT PORTFOLIOS

Each portfolio of Van Kampen UIT Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO

Van Kampen Bandwidth and Telecommunications Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the communications industry.

VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO

Van Kampen Biotechnology and Pharmaceutical Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO

Van Kampen Internet Portfolio seeks capital appreciation by investing in common stocks of companies primarily involved in the enabling technology or communications services area of the Internet.

VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO

Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index. In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL 50 INDEX PORTFOLIO

Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index. The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty." The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.

TERMINATION OF VAN KAMPEN UIT PORTFOLIOS

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will

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be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;
2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

IF YOU DO NOT PICK EITHER OF THESE CHOICES AT THAT TIME, YOU WILL BE DEEMED TO HAVE INSTRUCTED US TO TRANSFER ANY OF YOU ACCOUNT VALUE IN THE VAN KAMPEN LIFE PORTFOLIOS TO THE FIDELITY VIP MONEY MARKET FUND ON THE DATE OF LIQUIDATION.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROs OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

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Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. No Market Value Adjustment shall be made when withdrawals are taken to meet minimum required distribution rules. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus 3% interest compounded annually, less any administrative charges, and less any charges for the EEB option, if elected. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:
                                N/12                  N/12
      MVA = GRO Value X [(1 + A)     / (1 + B + .0025)     - 1], where

      A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

      B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

      N is the number of whole months remaining in your GRO Account.

For contracts issued in Pennsylvania, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

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

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.

New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in each of the Variable Account Options (except the Select Ten Plus Divisions). This daily expense rate can't be increased without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover expense risk (.85%), mortality risk (.35%) and administrative expenses (.15%). The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total effective annual risk charges can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

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REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. This amount is a percentage of your contributions and not Account Value. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal -- that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 15% of your account value (less any earlier withdrawal in the same contract year) each contract year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one contract year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply. Should you completely surrender the contract the amount of surrender charges is based on contributions and is not reduced by any free withdrawals.

        CONTRIBUTION YEAR IN WHICH                           CHARGE AS A % OF THE
        WITHDRAWN CONTRIBUTION WAS MADE                     CONTRIBUTION WITHDRAWN
        -------------------------------                     ----------------------
                 Current                                              8%
                 First Prior                                          7
                 Second Prior                                         6
                 Third Prior                                          5
                 Fourth Prior                                         4
                 Fifth Prior                                          3
                 Sixth Prior                                          2
                 Seventh Prior and Earlier                            0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we

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

issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We may waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We may also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We will require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 (some states may require a higher initial contribution). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."
You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

                                       33
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YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your Unit Values also change because of deductions and charges we make to our Separate Accounts. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies, and to pay the annual administrative charge and the charge for the EEB option, if elected. Please note that special rules apply to the timing of allocations to the Divisions. See Part II.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account II for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

We determine a net investment factor for each Division as follows:

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-    First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 9.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call, except that you'll receive the Unit Values for the Select Ten Plus

Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the annuitant dies before annuity payments have started. If the contract was issued on or after the annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death. For contracts issued before the Annuitant's 86th birthday and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - OPTIONAL CONTRACT FEATURES

For an additional charge, the following option is available to contract purchasers. This option can only be elected at the time of application, may not be cancelled once the contract is issued and will replace or supplement the standard contract death benefits. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the Account Value at the time of withdrawal.

Charges for the optional benefit are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy.

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

ENHANCED EARNINGS BENEFIT

The Enhanced Earnings Benefit ("EEB") is an optional death benefit where a percentage of the Gain in the contract is paid in addition to the standard or any optional death benefit. If there is a Gain in the contract when Integrity receives proof of the Annuitant's death, Integrity will pay up to an additional 40% of the Gain as an additional death benefit. This additional benefit is intended to help offset potential income tax payments made by your beneficiaries. The maximum available benefit is 150% of the Net Premium. If there is no Gain, no EEB benefit will be paid. The following is an example of how the EEB would work:

$100,000 Total Customer Contributions (assuming no withdrawals)
$125,000 Account Value upon receipt of proof of death
Assume a 40% benefit based on issue age.

Gain = $25,000 ($125,000-$100,000 = $25,000)

EEB Benefit Paid = $10,000  ($25,000 X 40%)

Please see Appendix C for an additional example of how the EEB works with the death benefit.

The EEB is an optional death benefit and is available at an additional cost. The EEB must be selected at the time the contract is initially purchased and may not be cancelled once it is selected. The EEB automatically terminates upon annuitization or contract surrender. The cost and availability of the EEB is dependent upon the Annuitant's age at issue. The following chart summarizes the different costs and benefits.

       ISSUE AGE      BENEFIT PAID       ANNUAL COST*
       ---------      ------------      -------------

       0-59           40% of Gain                 .20%
       60-69          40% of Gain                 .40%
       70-79          25% of Gain                 .50%
       80 +           Not Available     Not Available

* Integrity will assess the cost of the benefit on a calendar quarter basis against both the Fixed Accounts and Variable Account Options.

All Total Customer Contributions received in the first seven contract years will be included for purposes of calculating the EEB payment. Total Customer Contributions received after the seventh contract anniversary will not be included in calculating the maximum EEB benefit until they have been in the contract for 6 months. MONIES RECEIVED FROM EXCHANGED CONTRACTS SHALL BE TREATED AS PREMIUM FOR PURPOSES OF THE EEB RIDER AND DETERMINATION OF THE BENEFIT PAID. THE GAIN IN THE EXCHANGED CONTRACT WILL NOT BE CARRIED OVER TO THE NEW CONTRACT FOR PURPOSES OF CALCULATING THE EEB BENEFIT. IT WILL BE CARRIED OVER FOR PURPOSES OF INCOME TAX OR EXCLUSION ALLOWANCE CALCULATIONS.

Based on our current interpretation of the tax law, the additional benefit provided by the EEB will be treated as earnings of the contract and subject to income taxes upon distribution. You may wish to consult your tax advisor, legal advisor or investment professional to determine if the EEB will be of benefit to you or your beneficiaries.

A SPECIAL NOTE IF YOU ARE PURCHASING THIS ANNUITY FOR USE AS AN IRA:

IF YOU ARE PURCHASING THIS CONTRACT AS AN IRA AND ARE ELECTING THE EEB RIDER THERE IS NO ASSURANCE THAT THE CONTRACT WILL MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. YOU WILL WANT TO CAREFULLY CONSIDER SELECTING THE EEB OPTION IF THIS CONTRACT IS AN IRA. CONSULT YOUR TAX OR LEGAL ADVISOR IF YOU ARE CONSIDERING USING THE EEB WITH AN IRA. THE CONTRACT OWNER BEARS THE RISK OF ANY ADVERSE TAX CONSEQUENCES.

Under certain circumstances, a spouse may continue the contract and is substituted for the deceased spouse. The surviving spouse will become the new annuitant and may elect a new beneficiary to receive the death benefit. No adjustment is made to the Account Value at the death of the first spouse. The benefit payable does not change and

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

shall remain based on the original issue age of the annuitant. The annual charges for the EEB rider will continue along with the benefit. Upon the death of the second spouse, the death benefit and EEB will be paid.

This death benefit option may not be available in all states.

SECTION 7 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

Owners of Units in the Divisions also have voting rights. Each owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED
Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

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

          (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

          (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 8 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

          (1)  on or after the date on which the taxpayer attains age 59 1/2;
          (2)  as a result of the owner's death;
          (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
          (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);
          (5) from certain qualified plans (note, however, other penalties may apply);
          (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
          (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
          (8)  under an immediate annuity as defined in Code Section 72(u)(4);
          (9)  for the purchase of a first home (distribution up to $10,000);
          (10) for certain higher education expenses; or
          (11) to cover certain deductible medical expenses.

          Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. In November 1999, the IRS filed an Action on Decision indicating that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the IRS stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS.
Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract. Currently, we will accept partial 1035 exchanges, but at this time we cannot process outgoing partial 1035 exchanges.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection.

INHERITED IRAS

This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the annuitant under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA, The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.

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ANNUITIES IN QUALIFIED PLANS

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. This contract has enhanced death benefits. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN A CODE
SECTION 401(a) OR 403(b) PLAN. AN EMPLOYER OR QUALIFIED PLAN ADMINISTRATOR MAY WANT TO CONSULT THEIR TAX OR LEGAL ADVISOR REGARDING SUCH LIMITATIONS BEFORE USING AN ANNUITY WITH AN ENHANCED DEATH BENEFIT IN ONE OF THESE PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 9 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I,
Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part I, Section 7, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You can choose among three calculation methods permitted by the Code, each of which is designed to provide a substantially equal periodic payment. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-  the date you reach age 59 1/2; or
-  five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

CHOICES PLUS MINIMUM REQUIRED DISTRIBUTION PROGRAM

We offer a Choices Plus Minimum Required Distribution Program that allows you to pre-authorize withdrawals from your contract after you attain age 70 1/2.
Section 401(a)(9)(A) of the Code states that minimum required distributions from an IRA must begin on or before April 1st of the year following the year in which the IRA owner turns 70 1/2. You won't have to pay any tax penalty for these withdrawals, but they are subject to ordinary income tax. See "Taxation of Annuities Generally" in Section 7.

You can choose the Choices Plus Program any time if you're age 70 1/2 or older. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semiannually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution using current IRS guidance.

This program is open to new contractholders, as well as existing contractholders who are already taking minimum required distributions from their Integrity IRAs. Payments can be made to you by check or by electronic funds transfer.

DOLLAR COST AVERAGING

Dollar-cost averaging refers to the practice of investing the same amount of money in the same investment at regular intervals (like once a month), regardless of market conditions. If you choose to dollar-cost average, the amount you invest is always the same. Thus, you automatically buy more units when the price is low, and fewer when the price is high. Over time, you may reduce the risk of buying units when their cost is highest, although dollar-cost averaging does not assure a profit and it does not protect against investment losses in declining markets.

We offer a dollar cost averaging program under which we transfer contributions allocated to the Fidelity VIP Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Fidelity VIP Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis. See Part I, Section 3, "Systematic Transfer Option." You must transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments (including interest earned) of at least $1,000 each. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. Any remaining accrued interest and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

Customized asset rebalancing allows you to choose a diversified investment mix among our Variable Account Options that is appropriate for your goals and risk tolerance. You may wish to consult with your financial adviser when establishing your investment portfolio. Because some of your Variable Account Options may grow faster than others, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your Variable Account Options to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

Our customized asset rebalancing program allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

SECTION 10 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

          -    your Adjusted Account Value
          - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
          -    your total contributions less the sum of withdrawals
          - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

          -    your Adjusted Account Value
          - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
          -    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

          -    your Account Value
          - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
          -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES FOR CONTRACTS ISSUED BETWEEN JANUARY 1, 1995 AND FEBRUARY 1, 1997

If your contract was issued on or after January 1, 1995, but before February 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

           CONTRIBUTION YEAR IN WHICH                     CHARGE AS A % OF THE
           WITHDRAWN CONTRIBUTION WAS MADE                CONTRIBUTION WITHDRAWN
           -------------------------------                ----------------------

                  Current                                           7%
                  First Prior                                       6
                  Second Prior                                      5
                  Third Prior.                                      4
                  Fourth Prior                                      3
                  Fifth Prior                                       2
                  Sixth Prior and Earlier                           0

We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

The minimum withdrawal permitted is $300.

RETIREMENT DATE

For contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before October 16, 1997 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

HARDSHIP WAIVERS

Hardship Waivers aren't available for contracts issued prior to February 15, 1997. Hardship waivers are available in most states for contracts issued on or after that date, but certain states approved the availability of hardship waivers after February 15, 1997. Please check your contract if you are uncertain about the applicability of this section to your contract.

LIMITATION ON NUMBER OF INVESTMENT OPTIONS FOR CONTACTS ISSUED BEFORE JULY 17, 2000

For most contracts issued prior to July 17, 2000, contractholders may not allocate to more than nine Investment Options. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option.

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS ISSUED BEFORE JULY 16, 2001

For contracts before July 16, 2001, and for contracts issued in certain states after that date, Total Separate Account Annual Expenses are 1.35%. Please check your contract if you are uncertain about the applicability of this section to your contract.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED AFTER JANUARY 1, 1997 & BEFORE JULY 16, 2001

For contracts issued after January 1, 1997 and before July 16, 2001, the following rules apply in most states even if they are different from other provisions in this prospectus. Please check your contract if you are uncertain about the applicability of this section to your contract.

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

FREE WITHDRAWALS FOR CONTACTS ISSUED BEFORE JULY 16, 2001

For contracts issued prior to July 16, 2001 in most states, you may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account.

SIX MONTH SYSTEMATIC TRANSFER PROGRAM FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The six month option in the Systematic Transfer Program is not available for contracts issued prior to July 16, 2001.

JANUS ASPEN MONEY MARKET PORTFOLIO AVAILABLE FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The Janus Aspen Money Market Portfolio is available for all contracts issued prior to July 16, 2001. The Fidelity VIP Money Market Portfolio is not available for contracts issued prior to July 16, 2001.

NEW SHARE CLASSES ADDED EFFECTIVE JULY 16, 2001

New share classes that charge distribution fees pursuant to Rule 12b-1 were added to certain Portfolios effective July 16, 2001. These fees will not be charged to contracts issued prior to July 16, 2001.

CONTRACTS ISSUED BEFORE MAY 1, 2002

As of May 1, 2002 Deutsche Asset Management VIT Funds has changed its name to the Scudder VIT Funds and the Morgan Stanley UIF Portfolios has changed its name to the Van Kampen Portfolios.

A new service class of Scudder Funds has been added

PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                   DIVISION                           INVESTMENT DATE
                   --------                           ---------------
     Select Ten Plus Division - March           last Business Day of March

     Select Ten Plus Division - June            last Business Day of June

     Select Ten Plus Division - September       last Business Day of September

     Select Ten Plus Division - December        last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Monday, December 31, 2001. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T
Aluminum Co. of America
American Express
Boeing
Caterpillar*
Citigroup
Coca-Cola
Disney
DuPont*
Eastman Kodak*
Exxon Mobil*
General Electric
General Motors*
Hewlett-Packard
Home Depot
Honeywell
IBM
Intel
International Paper*
Johnson & Johnson
J.P. Morgan Chase*
McDonald's
Merck*
Microsoft
Minnesota Mining & Manufacturing
Philip Morris*
Proctor & Gamble
SBC Communications*
United Technologies
Wal-Mart

The designations "Dow Jones(R)," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)

                              TEN HIGHEST DIVIDEND
              YEAR             YIELDING STOCKS (2)            DJIA
              ----             -------------------          ------

              1973                 3.9%                     (13.1)%
              1974                (1.3)%                    (23.1)%
              1975                55.9%                      44.4%
              1976                34.8%                      22.7%
              1977                 0.9%                     (12.7)%
              1978                (0.1)%                      2.7%
              1979                12.4%                      10.5%
              1980                27.2%                      21.5%
              1981                 5.0%                      (3.4)%
              1982                23.6%                      25.8%
              1983                38.7%                      25.7%
              1984                 7.6%                       1.1%
              1985                29.5%                      32.8%
              1986                32.1%                      26.9%
              1987                 6.1%                       6.0%
              1988                22.9%                      16.0%
              1989                26.5%                      31.7%
              1990                (7.6)%                     (0.4)%
              1991                39.3%                      23.9%
              1992                 7.9%                       7.4%
              1993                27.3%                      16.8%
              1994                 4.1%                       4.9%
              1995                36.7%                      36.4%
              1996                27.9%                      28.9%
              1997                21.9%                      24.9%
              1998                10.7%                      18.1%
              1999                 4.0%                      27.2%
              2000                 6.4%                      (4.7)%
              2001                (4.9%)                    (5.45)
              Cumulative         7,657%                     2,773%

(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 16.2%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 12.3%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2001: www.dogsofthedow.com.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT

                        TEN HIGHEST DIVIDEND
              YEAR      YIELDING DJIA STOCKS            DJIA INDEX
              ----      --------------------            ----------
              1973           $  10,390                  $   8,690
              1974              10,255                      6,683
              1975              15,987                      9,650
              1976              21,551                     11,840
              1977              21,745                     10,336
              1978              21,723                     10,616
              1979              24,417                     11,730
              1980              31,058                     14,252
              1981              32,611                     13,768
              1982              40,308                     17,320
              1983              55,907                     21,771
              1984              60,155                     22,010
              1985              77,901                     29,230
              1986             102,908                     37,092
              1987             109,185                     39,318
              1988             134,188                     45,609
              1989             169,748                     60,067
              1990             156,848                     59,827
              1991             218,489                     74,125
              1992             235,749                     79,610
              1993             300,109                     92,985
              1994             312,413                     97,541
              1995             427,069                    133,046
              1996             546,221                    171,496
              1997             665,843                    214,199
              1998             737,136                    252,971
              1999             766,572                    319,152
              2000             815,633                    303,673
              2001             775,667                    287,275

The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2000. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $443,352 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 - MANAGEMENT

THE INVESTMENT ADVISER

Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Enterprise, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. As of December 31, 2000, The Western-Southern Enterprise owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

          - provides the overall business management and administrative services necessary for each Division's operation;

          - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

          - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

          - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

          - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued after July 16, 2001. No Unit values are included for the J.P. Morgan Mid Cap Value and Touchstone portfolio because as of May 1, 2002 the Scudder and Van Kampen had not yet begun operations in Separate Account I.

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----
FIDELITY VIP CONTRAFUND
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.71
Number of units outstanding at end of period            48,780

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.64
Number of units outstanding at end of period            89,239

FIDELITY VIP GROWTH
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.42
Number of units outstanding at end of period            40,739

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.90
Number of units outstanding at end of period            26,772

FIDELITY VIP GROWTH OPPORTUNIITES
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.58
Number of units outstanding at end of period             4,696

FIDELITY VIP MID-CAP
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $      10.23
Number of units outstanding at end of period            39,530

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993        INCEPTION
                                                       ----           ----           ----           ----        ---------
FIDELITY VIP CONTRAFUND
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH OPPORTUNIITES
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP MID-CAP
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                       58

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----

FIDELITY VIP MONEY MARKET
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $      10.05
Number of units outstanding at end of period           222,525

JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       8.75
Number of units outstanding at end of period             2,400

JANUS ASPEN SERIES BALANCED PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.89
Number of units outstanding at end of period            46,750

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.46
Number of units outstanding at end of period            15,143

JANUS ASPEN SERIES CORE EQUITY PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.63
Number of units outstanding at end of period             2,429

JANUS ASPEN SERIES GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       6.39
Number of units outstanding at end of period           249,380

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO            -              -              -              -              -
Unit value at beginning of period                 $       9.61
Unit value at end of period                              6,052
Number of units outstanding at end of period

JANUS ASPEN SERIES STRATEGIC VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.47
Number of units outstanding at end of period             2,738

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993        INCEPTION
                                                       ----           ----           ----           ----       ----------

FIDELITY VIP MONEY MARKET
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES BALANCED PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES CORE EQUITY PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES STRATEGIC VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                       59

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----

JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.48
Number of units outstanding at end of period            52,926

J.P. MORGAN BOND PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $      10.21
Number of units outstanding at end of period            83,068

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.77
Number of units outstanding at end of period             1,889

LEGENDS FUND BARON SMALL CAP PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $      10.01
Number of units outstanding at end of period            15,455

LEGENDS FUND GABELLI LARGE CAP VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       8.79
Number of units outstanding at end of period            17,072

LEGENDS FUND HARRIS BRETALL SULLIVAN & SMITH
  EQUITY GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.19
Number of units outstanding at end of period             9,622

LEGENDS FUND THIRD AVENUE VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.93
Number of units outstanding at end of period            57,286

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993        INCEPTION
                                                       ----           ----           ----           ----        ---------

JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND BARON SMALL CAP PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND GABELLI LARGE CAP VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND HARRIS BRETALL SULLIVAN & SMITH
EQUITY GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND THIRD AVENUE VALUE PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                       60

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----

MFS FUNDS CAPITAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.02
Number of units outstanding at end of period            15,642

MFS FUNDS EMERGING GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.22
Number of units outstanding at end of period             7,528

MFS FUNDS INVESTORS GROWTH STOCK PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.44
Number of units outstanding at end of period             5,271

MFS FUNDS INVESTORS TRUST PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       8.39
Number of units outstanding at end of period           288,106

MFS FUNDS MID CAP GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.11
Number of units outstanding at end of period            20,309

MFS FUNDS NEW DISCOVERY PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $      10.06
Number of units outstanding at end of period            17,420

MFS FUNDS RESEARCH PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.32
Number of units outstanding at end of period             3,095

MFS FUNDS TOTAL RETURN PORTFOLIO
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.94
Number of units outstanding at end of period            48,866

PUTNAM VT GROWTH AND INCOME FUND
Unit value at beginning of period                            -              -              -              -              -
Unit value at end of period                       $       9.53
Number of units outstanding at end of period            20,057

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993        INCEPTION
                                                       ----           ----           ----           ----        ---------

MFS FUNDS CAPITAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS EMERGING GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS INVESTORS GROWTH STOCK PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS INVESTORS TRUST PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS MID CAP GROWTH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS NEW DISCOVERY PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS RESEARCH PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS TOTAL RETURN PORTFOLIO
Unit value at beginning of period                            -              -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT GROWTH AND INCOME FUND
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

                                       61

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----

PUTNAM VT INTERNATIONAL GROWTH
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $       9.68
Number of units outstanding at end of period             6,480

PUTNAM VT SMALL CAP VALUE FUND
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $      10.17
Number of units outstanding at end of period            17,965

PUTNAM VT VOYAGER FUND II
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $       9.03
Number of units outstanding at end of period             4,045

SCUDDER EAFE EQUITY INDEX FUND
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $       9.40
Number of units outstanding at end of period             5,267

SCUDDER EQUITY 500 INDEX FUND
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $       9.53
Number of units outstanding at end of period            42,322

SCUDDER SMALL CAP INDEX FUND
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $      10.05
Number of units outstanding at end of period             2,706

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $       8.69
Number of units outstanding at end of period             2,907

VAN KAMPEN BIOTECHNOLOGY & PHARMACEUTICAL
Unit value at beginning of period                            -
Unit value at end of period                       $       9.86           -              -              -            -
Number of units outstanding at end of period             4,445

VAN KAMPEN EMERGING MARKETS DEBT
Unit value at beginning of period                            -           -              -              -            -
Unit value at end of period                       $      10.59
Number of units outstanding at end of period             1,019

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993      INCEPTION
                                                       ----           ----           ----           ----      ---------

PUTNAM VT INTERNATIONAL GROWTH
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT SMALL CAP VALUE FUND
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT VOYAGER FUND II
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EAFE EQUITY INDEX FUND
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EQUITY 500 INDEX FUND
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER SMALL CAP INDEX FUND
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN BIOTECHNOLOGY & PHARMACEUTICAL
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN EMERGING MARKETS DEBT
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                       62

                                                                           YEAR ENDED DECEMBER 31

                                                      2001           2000           1999           1998           1997
                                                  ------------       ----           ----           ----           ----

VAN KAMPEN INTERNET PORTFOLIO
Unit value at beginning of period                            -           -              -              -              -
Unit value at end of period                       $       6.81
Number of units outstanding at end of period             1,472

VAN KAMPEN MORGAN STANLEY HIGH -- TECH35
PORTFOLIO
Unit value at beginning of period                            -           -              -              -              -
Unit value at end of period                       $       9.35
Number of units outstanding at end of period                25

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL
PORTFOLIO
Unit value at beginning of period                            -           -              -              -              -
Unit value at end of period                       $       9.66
Number of units outstanding at end of period                52

VAN KAMPEN UIF U.S. REAL ESTATE
Unit value at beginning of period                            -           -              -              -              -
Unit value at end of period                              10.22
Number of units outstanding at end of period             9,603

                                                                           YEAR ENDED DECEMBER 31

                                                       1996           1995           1994           1993      INCEPTION
                                                       ----           ----           ----           ----      ---------

VAN KAMPEN INTERNET PORTFOLIO
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN MORGAN STANLEY HIGH -- TECH35
PORTFOLIO
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL
PORTFOLIO
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN UIF U.S. REAL ESTATE
Unit value at beginning of period                            -           -              -              -      $   10.00
Unit value at end of period
Number of units outstanding at end of period

     The table below shows Unit Values for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued prior to July 16, 2001.

                                                      2001           2000           1999           1998           1997
                                                  ------------   ------------   ------------   ------------   ------------
THIRD AVENUE VALUE**
Unit value at beginning of period                 $      26.06   $      23.76   $      27.42   $      23.47   $      18.24
Unit value at end of period                       $      14.62   $      26.06   $      23.76   $      27.42   $      23.47
Number of units outstanding at end of period           597,420        620,186        930,696      1,385,723      1,278,296

HARRIS BRETALL SULLIVAN & SMITH EQUITY
GROWTH
Unit value at beginning of period                 $      27.02   $      35.32   $      26.42   $      19.74   $      14.85
Unit value at end of period                       $      19.21   $      27.02   $      35.32   $      26.42   $      19.74
Number of units outstanding at end of period         1,023,394      1,230,820      1,214,898      1,345,118      1,295,185

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                 $      17.36   $      18.45   $      17.70   $      18.32   $      15.23
Unit value at end of period                       $      14.62   $      17.36   $      18.45   $      17.70   $      18.32
Number of units outstanding at end of period           597,420        514,402        804,931      1,761,932      2,107,245

BARON SMALL CAP**
Unit value at beginning of period                 $      17.09   $      17.10   $      17.80   $      18.15   $      14.71
Unit value at end of period                       $      17.97   $      17.09   $      17.10   $      17.80   $      18.15
Number of units outstanding at end of period           243,483        206,561        332,006        581,283        592,060

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                 $      12.43   $      11.62   $      11.08   $      10.06
Unit value at end of period                       $      11.66   $      12.43   $      11.62   $      11.08   $      10.06
Number of units outstanding at end of period         1,532,888      1,303,950      1,571,231      1,206,214        155,520

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                 $      14.08   $      15.29   $      12.47   $       9.73
Unit value at end of period                       $      12.19   $      14.08   $      15.29   $      12.47   $       9.73
Number of units outstanding at end of period         1,519,016      1,735,357      1,652,352        893,485        129,361

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                 $      13.41   $      14.11   $      13.10   $      10.24
Unit value at end of period                       $      12.07   $      13.41   $      14.11   $      13.10   $      10.24
Number of units outstanding at end of period         1,130,965      1,111,831      1,291,885        859,704        119,576

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                 $      10.62   $      12.98   $      12.62   $      10.26
Unit value at end of period                       $       8.97   $      10.62   $      12.98   $      12.62   $      10.26
Number of units outstanding at end of period           661,779        768,638        948,352        617,513         78,180

                                                       1996           1995           1994           1993       INCEPTION
                                                  ------------   ------------   ------------   ------------   ------------
THIRD AVENUE VALUE**
Unit value at beginning of period                 $      14.85   $      10.34   $      10.56   $      10.07   $      10.00
Unit value at end of period                       $      18.24   $      14.85   $      10.34   $      10.56
Number of units outstanding at end of period         1,119,634        806,752        733,336        547,498

HARRIS BRETALL SULLIVAN & SMITH EQUITY
GROWTH
Unit value at beginning of period                 $      13.21   $      10.17   $       9.91   $      10.05   $      10.00
Unit value at end of period                       $      14.85   $      13.21   $      10.17   $       9.91
Number of units outstanding at end of period         1,184,119      1,342,971      1,014,016        830,307

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                 $      13.44   $      11.23   $      11.33   $       9.99   $      10.00
Unit value at end of period                       $      15.23   $      13.44   $      11.23   $      11.33
Number of units outstanding at end of period         2,434,199      2,541,023      2,558,692       1,518,39

BARON SMALL CAP**
Unit value at beginning of period                 $      12.58   $      10.53   $      10.74              -   $      10.00
Unit value at end of period                       $      14.71   $      12.58   $      10.53   $      10.74
Number of units outstanding at end of period           592,469        587,830        567,827        425,500

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

                                       64

                                                      2001           2000           1999           1998           1997
                                                  ------------   ------------   ------------   ------------   ------------

FIDELITY VIP GROWTH
Unit value at beginning of period                 $      11.08   $      12.63
Unit value at end of period                       $       8.99   $      11.08   $      12.63              -              -
Number of units outstanding at end of period           503,508        364,255         54,439

FIDELITY VIP MID CAP
Unit value at beginning of period                 $      17.07   $      12.96              -              -              -
Unit value at end of period                       $      16.27   $      17.07   $      12.96
Number of units outstanding at end of period           581,376        503,449         82,924

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                 $      19.64   $      24.33   $      14.77   $       9.47
Unit value at end of period                       $      15.17   $      19.64   $      24.33   $      14.77   $       9.47
Number of units outstanding at end of period         1,720,961      2,289,751      1,953,906        712,285         92,194

JANUS ASPEN BALANCED
Unit value at beginning of period                 $      15.90   $      16.49   $      13.19   $       9.95
Unit value at end of period                       $      14.95   $      15.90   $      16.49   $      13.19   $       9.95
Number of units outstanding at end of period         2,824,401      3,292,580      3,904,271      5,548,134      5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                 $      16.26   $      19.54   $      12.04   $       9.47
Unit value at end of period                       $      12.44   $      16.26   $      19.54   $      12.04   $       9.47
Number of units outstanding at end of period         2,314,559      2,890,991      2,314,085      1,327,696        151,721

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                 $      11.38   $      10.85   $      10.48   $      10.08
Unit value at end of period                       $      11.70   $      11.38   $      10.85   $      10.48   $      10.08
Number of units outstanding at end of period         2,337,296      1,569,997      2,017,825      1,709,186        634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                 $      10.73   $      12.93   $       9.59   $       9.28
Unit value at end of period                       $       8.56   $      10.73   $      12.93   $       9.59   $       9.28
Number of units outstanding at end of period           293,390        324,546        345,201        137,064         41,664

J.P. MORGAN BOND
Unit value at beginning of period                 $      11.55   $      10.60   $      10.85   $      10.19
Unit value at end of period                       $      12.19   $      11.55   $      10.60   $      10.85   $      10.19
Number of units outstanding at end of period         1,972,807      1,491,565      1,890,368      1,499,874        418,029

                                                       1996           1995           1994           1993       INCEPTION
                                                  ------------   ------------   ------------   ------------   ------------

FIDELITY VIP GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP MID CAP
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN BALANCED
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

                                       65

                                                      2001           2000           1999           1998           1997
                                                  ------------   ------------   ------------   ------------   ------------

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                 $       6.74              -              -              -              -
Unit value at end of period                       $        402   $       6.74
Number of units outstanding at end of period           376,578        424,984

JANUS ASPEN GROWTH
Unit value at beginning of period                 $       8.63              -              -              -              -
Unit value at end of period                       $       6.39   $       8.63
Number of units outstanding at end of period           249,380        154,157

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                 $       9.59              -              -              -              -
Unit value at end of period                       $       8.67   $       9.59
Number of units outstanding at end of period           215,986         38,274

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                 $       8.73              -              -              -              -
Unit value at end of period                       $       6.58   $       8.73
Number of units outstanding at end of period           560,187        477,460

MFS EMERGING GROWTH
Unit value at beginning of period                 $       8.00              -              -              -              -
Unit value at end of period                       $       5.24   $       8.00
Number of units outstanding at end of period           337,119        279,091

MFS INVESTORS TRUST
Unit value at beginning of period                        10.14              -              -              -              -
Unit value at end of period                               8.39          10.14
Number of units outstanding at end of period           288,106         56,839

MFS MID CAP GROWTH
Unit value at beginning of period                         9.63              -              -              -              -
Unit value at end of period                               7.83           9.63
Number of units outstanding at end of period           870,222        479,615

MFS NEW DISCOVERY
Unit value at beginning of period                         9.27              -              -              -              -
Unit value at end of period                               8.67   $       9.27
Number of units outstanding at end of period           417,974        214,134

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                 $      11.70   $      14.22   $      11.30   $       9.42
Unit value at end of period.                      $       8.69   $      11.70   $      14.22   $      11.30   $       9.42
Number of units outstanding at end of period           257,086        247,563        240,439        177,704         19,652

                                                       1996           1995           1994           1993        INCEPTION
                                                  ------------   ------------   ------------   ------------   ------------

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

MFS EMERGING GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

MFS INVESTORS TRUST
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

MFS MID CAP GROWTH
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

MFS NEW DISCOVERY
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period.
Number of units outstanding at end of period

                                       66

                                                      2001           2000           1999           1998           1997
                                                  ------------   ------------   ------------   ------------   ------------

SCUDDER EQUITY INDEX
Unit value at beginning of period                 $      13.71   $      15.32   $      12.90   $      10.16              -
Unit value at end of period                       $      11.88   $      13.71   $      15.32   $      12.90   $      10.16
Number of units outstanding at end of period         2,357,487      2,509,913      2,454,241      1,563,771        224,706

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                 $      10.24   $      10.80   $       9.11   $       9.44              -
Unit value at end of period                       $      10.31   $      10.24   $      10.80   $       9.11   $       9.44
Number of units outstanding at end of period           491,217/       528,324        456,819        389,699         70,238

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                 $       9.14   $       8.32   $       6.52   $       9.23              -
Unit value at end of period                       $       9.93   $       9.14   $       8.32   $       6.52   $       9.23
Number of units outstanding at end of period           150,281        192,477        310,684        607,509        653,365

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                 $      11.07   $       8.68   $       8.93   $      10.15              -
Unit value at end of period                       $      11.99   $      11.07   $       8.68   $       8.93   $      10.15
Number of units outstanding at end of period           339,600        238,338        234,609        252,794         67,357

                                                       1996           1995           1994           1993       INCEPTION
                                                  ------------   ------------   ------------   ------------   ------------

SCUDDER EQUITY INDEX
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                            -              -              -              -   $      10.00
Unit value at end of period
Number of units outstanding at end of period

APPENDIX B

          ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                      Contribution:    $50,000.00

                      GRO Account duration:     7 Years

                      Guaranteed Interest Rate: 5% Annual Effective Rate

     The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

     The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

     The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

     EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

     A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                                  48/12                      48/12
           -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

     The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

           -$3,192.67 = -0.0551589 X $57,881.25

     The Market Adjusted Value would be:

           $54,688.58 = $57,881.25 - $3,192.67

     A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

           $3,000.00 = $50,000.00 X .06

     Thus, the amount payable on a full withdrawal would be:

           $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

     If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

           $8,682.19 = $57,881.25 X .15

           Free Amount = $8,682.19

     The non-free amount would be:

           $11,317.81 = $20,000.00 - $8,682.19

     The Market Value Adjustment, which is only applicable to the non-free amount, would be

           - $624.28 = -0.0551589 X $11,317.81

     The withdrawal charge would be:

           $762.26 = [($11,317.81+ $624.28)/(1 - .06)] - ($11,317.81 + 624.28)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

           $21,386.54 = $20,000.00 + $624.28 + $762.26

     The ending Account Value would be:

           $36,494.71 = $57,881.25 - $21,386.54

     EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

     An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                                48/12                   48/12
           .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

     The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

           $1,683.71 = .0290890 X $57,881.25

     The Market Adjusted Value would be:

           $59,564.96 = $57,881.25 + $1,683.71

     A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

           $3,000.00 = $50,000.00 X .06

     Thus, the amount payable on a full withdrawal would be:

           $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

     If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                       Free Amount =    $ 8,682.19

                   Non-Free Amount =    $11,317.81

     The Market Value Adjustment would be:

           $329.22 = .0290890 X $11,317.81

     The withdrawal charge would be:

           $701.40 = [($11,317.81 - $329.22)/(1 - .06)] - ($11,317.81 - $329.22)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

           $20,372.18 = $20,000.00 - $329.22 + $701.40

     The ending Account Value would be:

           $37,509.07 = $57,881.25 - $20,372.18

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

THE ABOVE EXAMPLES WILL BE ADJUSTED TO COMPLY WITH APPLICABLE STATE REGULATION REQUIREMENTS FOR CONTRACTS ISSUED IN CERTAIN STATES.

APPENDIX C

ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE

The following is an additional example of how the Enhanced Earnings Benefit ("EEB") will be calculated and paid.

A.  EEB in conjunction with Highest Anniversary Death Benefit

    Net Premium = $50,000
    Account Value upon presentation of proof of death = $60,000
    Highest Anniversary Value = $70,000
    Gain = $10,000 ($60,000 - $50,000)
    Assume a 40% benefit based on issue age
    EEB Benefit = $4,000 (40% X $10,000)
    Total Payment to Beneficiaries $74,000 ($70,000 + $4,000)

APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

    Part 1 - Integrity and Custodian
    Part 2 - Distribution of the Contract
    Part 3 - Investment Restrictions and Policies of the Select Ten Plus
             Divisions
    Part 4 - Management of Separate Account Ten
    Part 5 - Portfolio Transactions and Brokerage
    Part 6 - Performance Information
    Part 7 - Determination of Accumulation Unit Values
    Part 8 - Tax Favored Retirement Programs
    Part 9 - Financial Statements

    If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

    ----------------------------------------------------------------------------

    Administrative Office Integrity Life Insurance Company P.O. Box 740074 Louisville, KY 40201-0074 ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

    Name:
             --------------------------------------------------------
    Address
             --------------------------------------------------------
    City:                       State:               Zip:
             ------------             -------             ----------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2002


                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                                     AND ITS

                              SEPARATE ACCOUNT TEN


                                TABLE OF CONTENTS


                                                                                                               PAGE
Part 1 - Integrity and Custodian                                                                                  2
Part 2 - Distribution of the Contracts                                                                            2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions                                    3
Part 4 - Management of Separate Account Ten                                                                       4
Part 5 - Portfolio Transactions and Brokerage                                                                    10
Part 6 - Performance Information                                                                                 11
Part 7 - Determination of Accumulation Unit Values                                                               14
Part 8 - Tax-Favored Retirement Programs                                                                         14
Part 9 - Financial Statements                                                                                    17
Appendix A                                                                             SEC Standardized Performance
Appendix B                                                                             Non Standardized Performance



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2002. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (INTEGRITY), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).


In 2001 Integrity provided all management services of Separate Account II and no longer pays management services fee to a third party. Prior to that, ARM provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1998 were $27,158,002, in 1999 were $32,545,976, and in 2000 were $3,001,867.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "AAA" (Extremely Strong) from Standard & Poor's Corporation, "Aa2" (Excellent) from Moody's Investors Service, Inc., and "AAA" (Highest) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., an indirect wholly owned subsidiary of W&S, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. Touchstone Securities' address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. The contracts are offered through Touchstone Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was $17,435,358 in 2001. The amount of distribution allowances paid to Touchstone Securities between March 3, 2000 and December 21, 2000 was $3,407,594. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999, and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by either ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.


PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

   NAME, AGE, AND ADDRESS OF MANAGER      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ---------------------------------      -------------------------------------------

                                        4

   NAME, AGE, AND ADDRESS OF MANAGER      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ---------------------------------      -------------------------------------------
   John R. Lindholm (52)*                 President of Integrity since November 1993; President of National Integrity
   515 West Market Street                 since September 1997; Vice President-Chief Marketing Officer of National
   Louisville, KY 40202                   Integrity from November 1993 to September 1997; Executive Vice
                                          President-Chief Marketing Officer of ARM Financial Group, Inc. from July
                                          1993 to March 2000. Director of The Legends Fund, Inc. since October 1993.
                                          Director of the mutual funds in the State Bond Group of mutual funds from
                                          June 1995 to December 1996.

   John Katz (63)                         Managing partner, Associated Mezzanine Investors, LLC since March 2000;
   10 Hemlock Road                        Director, Nations Flooring, Inc. since March 1998; investment banker since
   Hartsdale, NY 10530                    January 1991. Director of The Legends Fund, Inc. since November 1992.
                                          Director of the mutual funds in the State Bond Group of mutual funds from
                                          June 1995 to December 1996.

   William B. Faulkner (74)               President, William Faulkner & Associates LLC (international trade business)
   825 Goodrich Ave.                      since 1986; Manager, Carroll Family, LLC (commercial land development
   St. Paul, MN 55105                     business) since 1996. Director of The Legends Fund, Inc. since November
                                          1995. Director of the mutual funds in the State Bond Group of mutual funds from 1980 to December 1996.

   Chris LaVictoire Mahai (46)            Chief Executive Officer, Aveus (an interactive strategy and development
   425 Portland Avenue                    firm) since July 1999; President, clavm, inc. (a management consulting
   Minneapolis, MN 55488                  group) since June 1998; Fellow, Poynter Institute for Media Studies, since
                                          June 1998; Board Member (Cowles Media) Star Tribune Foundation, from
                                          September 1992 to June 1998; Senior Vice President, Cowles Media Company/Star
                                          Tribune, from August 1993 to June 1998; Director of The Legends Fund, Inc.
                                          since February 1998; Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to December 1996.

   Irvin W. Quesenberry, Jr. (53)         Retired; Founder and Managing Director of National Asset Management
   2939 Rainbow Drive                     Corporation (investment counseling firm) from 1979 to 1995**; Member of
   Louisville, KY 40206                   Louisville Community Foundation Investment Committee; Board member,
                                          Louisville Water Company, since 1986.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

OFFICERS:

                                       POSITION WITH
NAME, AGE & ADDRESS                    SEPARATE ACCOUNT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------                  ----------------           ----------------------------------------------------
Edward J. Haines (54)                  President                  Senior Vice President of Marketing of Integrity Life
515 W. Market Street                                              Insurance Company since March 2000; Senior Vice
Louisville, KY 40202                                              President of Marketing of ARM Financial Group, Inc.
                                                                  from December 1993 until March 2000.

                                        5

Kevin L. Howard (37)                   Secretary                  Senior Vice President and Counsel of Integrity Life
515 W. Market Street                                              Insurance Company since March 2000; Senior Vice
Louisville, KY  40202                                             President and Counsel of ARM Financial Group, Inc.
                                                                  from October 1998 until March 2000; Assistant
                                                                  General Counsel of ARM Financial Group, Inc. from
                                                                  January 1994 until October 1998.

Don W. Cummings (38)                   Controller                 Chief Financial Officer of Integrity Life Insurance
515 W. Market Street                                              Company since March, 2000; Chief Financial Officer,
Louisville, KY 40202                                              Retail Business Division of ARM Financial Group,
                                                                  Inc. from November, 1996 until March, 2000;
                                                                  Strategic Initiatives Officer of ARM Financial
                                                                  Group, Inc. from April, 1996 until November, 1996;
                                                                  Controller of ARM Financial Group, Inc. from
                                                                  November, 1993 until April, 1996.

Meredith Hettinger (29)                Assistant Secretary        Financial Manager of Integrity Life Insurance
515 W. Market Street                                              Company since March, 2000; Financial Manager of ARM
Louisville, KY 40202                                              Financial Group Inc. from April, 1998 until March,
                                                                  2000; Financial Analyst of ARM Financial Group, Inc.
                                                                  from June, 1995 until April, 1998.

Hope Oliver (26)                       Assistant Secretary        Financial Analyst of Integrity Life Insurance
515 W. Market Street                                              Company since March, 2000; Financial Analyst of
Louisville, KY 40202                                              ARM Financial Group Inc. from August, 1998 until
                                                                  March, 2000; Staff Accountant of McCauley, Nicolas &
                                                                  Company, LLC from January, 1997 until August, 1998.

Separate Account Ten pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal year ended December 31, 2000, Separate Account Ten paid the Independent Managers a combined total of $10,750, exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.

The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, which has the same investment adviser as Separate Account Ten.

The following table sets forth for the fiscal year ended December 31, 2000, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.

                                                   PENSION OR                                    TOTAL
                             AGGREGATE             RETIREMENT BENEFITS                           COMPENSATION
                             COMPENSATION          ACCRUED AS PART OF     ESTIMATED ANNUAL       FROM SEPARATE
                             FROM SEPARATE         SEPARATE ACCOUNT       BENEFITS UPON          ACCOUNT TEN
NAME OF MANAGER              ACCOUNT TEN           TEN EXPENSE            RETIREMENT             PAID TO MANAGERS
---------------              --------------------  --------------------   ----------------       -----------------

William B. Faulkner          $2,500                None                   N/A                    $2,500

John Katz                    $3,000                None                   N/A                    $3,000

Chris L. Mahai               $3,000                None                   N/A                    $3,000

Irvin W. Quesenberry, Jr.    $2,250                None                   N/A                    $2,250

As of December 31, 2000, the Managers of Separate Account Ten as a group, owned less than 1% of the outstanding membership interests of the Fund.

The following individuals own 5% or more of one of the Divisions' units as of October 18, 2001:

SELECT TEN PLUS DIVISION - MARCH

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------

Effie D. Sumrall           823 Fraser Street                  7.11%
                           Aurora, CA

SELECT TEN PLUS DIVISION - JUNE

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------

Victoria Grossman          111 Colfax Road                    5.66%
                           Skillman, NJ

SELECT TEN PLUS DIVISION - SEPTEMBER

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------

Family Trust Lambert       Sun Valley, ID                     5.75%

Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten.

THE INVESTMENT ADVISER

Touchstone Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Touchstone Advisors is an indirect wholly owned subsidiary of W&S and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 311 Pike Street, Cincinnati, Ohio 45202.

Subject to the direction of the Board of Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Touchstone Advisors are described in the prospectus.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Touchstone Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed that it or an affiliate will pay an annual minimum sub-advisory fee of $50,000 to National Asset.

Touchstone Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 2001.

The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999 and December 31, 2000.

-------------------------------------------------------------------------------------------------------------------
                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1998                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $           0                          $          0
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                        $    4,990.01                          $   3,992.04
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                   $   14,134.01                          $   2,826.84
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                    $         199                          $          0
-------------------------------------------------------------------------------------------------------------------

                                        8

-------------------------------------------------------------------------------------------------------------------
                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1999                      CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $   31,558.49                          $   6,311.65
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                        $   24,047.31                          $   4,809.47
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                   $   57,325.43                          $  11,465.11
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                    $   72,975.62                          $  14,594.85
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 2000                      CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $    3,857.36                          $     964.34
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                        $    3,573.23                          $     893.32
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                   $    6,376.45                          $   1,594.09
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                    $    7,122.38                          $   1,780.57
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          AMOUNT DIVISION PAID TO TOUCHSTONE     AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2000                          ADVISORS                            NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $   15,118.37                          $   3,779.52
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                        $   13,184.62                          $   3,296.19
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                   $   23,936.44                          $   5,984.22
-------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                    $   21,758.30                          $   5,439.56
-------------------------------------------------------------------------------------------------------------------

THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed it or an affiliate will pay a minimum annual sub-advisory fee of $50,000 to National Asset, beginning March 3, 2000. The tables above show actual sub-advisory fee amounts paid during 1998, 1999 and 2000.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T) TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD may be calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                           365/7
               Effective Yield = {(Base Period Return) + 1)     } - 1

PLEASE SEE APPENDIX A FOR SEC STANDARDIZED PERFORMANCE DATA, AND APPENDIX B FOR NON-STANDARDIZED PERFORMANCE DATA.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70 1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, 250 East Fifth Street, Cincinnati Ohio 45202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II and Separate Account Ten as of December 31, 2001, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 2001 and 2000 included herein have been audited by Ernst & Young LLP as set forth in their reports.


The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

APPENDIX A

For Period Ending 2/28/2002

                 SEC Standardized Average Annualized Returns(1)

VARIABLE ACCOUNT OPTION                                            INCEPTION DATE(2)    1 YEAR     5 YEARS     10 YEARS    LIFE
-----------------------                                            -----------------    ------     -------     --------    ----
Deutsche VIT-EAFE Equity Index                                         7/30/01           N/A        N/A         N/A       -32.88%
Deutsche VIT-Equity 500 Index                                          7/30/01           N/A        N/A         N/A       -26.32%
Deutsche VIT-Small Cap Index                                           7/30/01           N/A        N/A         N/A       -18.95%
Fidelity's VIP Equity-Income: Initial Class                            7/30/01           N/A        N/A         N/A       -20.86%
Fidelity's VIP II Contrafund: Initial Class                            7/20/01           N/A        N/A         N/A       -18.27%
Fidelity's VIP Dynamic Capital Appreciation:  Service Class II         7/30/01           N/A        N/A         N/A       -23.35%
Fidelity's VIP Growth Service Class                                    7/30/01           N/A        N/A         N/A       -30.98%
Fidelity's VIP III Growth Opportunities: Initial Class                 7/30/01           N/A        N/A         N/A       -26.23%
Fidelity's VIP III Mid Cap: Service Class                              7/20/01           N/A        N/A         N/A       -10.54%
Fidelity's VIP III Growth & Income: Initial Class                      7/30/01           N/A        N/A         N/A       -19.92%
Janus Aspen Series Balanced: Initial Class                             7/30/01           N/A        N/A         N/A       -16.30%
Janus Aspen Series Worldwide Growth: Initial Class                     7/30/01           N/A        N/A         N/A       -30.72%
Janus Aspen Series Growth: Service Class                               7/30/01           N/A        N/A         N/A       -34.61%
Janus Aspen Series International Growth: Service Class                 7/30/01           N/A        N/A         N/A       -29.05%
Janus Aspen Series Aggressive Growth: Service Class                    7/20/01           N/A        N/A         N/A       -47.40%
Janus Aspen Series Capital Appreciation: Initial Class                 7/30/01           N/A        N/A         N/A       -30.24%
Janus Aspen Series Core Equity: Service Class                          7/30/01           N/A        N/A         N/A       -20.88%
Janus Aspen Series Strategic Value: Service Class                      7/30/01           N/A        N/A         N/A       -24.79%
J.P. Morgan Bond                                                       7/24/01           N/A        N/A         N/A        -7.66%
J.P. Morgan International Opportunities                                7/30/01           N/A        N/A         N/A       -26.97%
MFS Emerging Growth, Service Class                                     7/30/01           N/A        N/A         N/A       -39.94%
MFS Mid-Cap Growth, Service Class                                      7/30/01           N/A        N/A         N/A       -44.33%
MFS New Discovery, Service Class                                       7/20/01           N/A        N/A         N/A       -26.80%
MFS Capital Opportunities, Service Class                               7/30/01           N/A        N/A         N/A       -36.55%
MFS Investors Trust Series: Service Class                              7/30/01           N/A        N/A         N/A       -31.92%
MFS Investors Trust: Service Class                                     7/30/01           N/A        N/A         N/A       -25.37%
MFS Research: Service Class                                            7/30/01           N/A        N/A         N/A       -30.21%
MFS Total Return: Service Class                                        7/30/01           N/A        N/A         N/A       -13.83%
MSDW Universal Funds Emerging Markets Debt Portfolio                   7/30/01           N/A        N/A         N/A         7.06%
MSDW Universal Funds High Yield Portfolio                              7/30/01           N/A        N/A         N/A       -24.17%
MSDW Universal Funds U.S. Real Estate Portfolio                        7/30/01           N/A        N/A         N/A        -6.14%
Putnam VT Growth and Income Fund-Class IB                              7/30/01           N/A        N/A         N/A       -24.14%
Putnam VT International Growth Fund-Class IB                           7/30/01           N/A        N/A         N/A       -26.24%
Putnam VT Small Cap Value Fund-Class IB                                7/30/01           N/A        N/A         N/A       -13.28%
Putnam VT Technology Fund-Class IB                                     7/30/01           N/A        N/A         N/A       -45.68%
Putnam VT Voyager Fund II-Class IB                                     7/30/01           N/A        N/A         N/A       -42.03%
Third Avenue Value Portfolio*                                          7/30/01           N/A        N/A         N/A       -17.59%
Baron Small Cap Portfolio*                                             7/30/01           N/A        N/A         N/A       -17.23%
Gabelli Large Cap Value Portfolio*                                     7/30/01           N/A        N/A         N/A       -40.51%
Harris Bretall Sullivan & Smith Equity Growth                          7/20/01           N/A        N/A         N/A       -30.97%


Van Kampen Bandwidth & Telecommunications                              7/30/01           N/A        N/A         N/A       -69.64%
Van Kampen Biotechnology & Pharmaceutical                              7/30/01           N/A        N/A         N/A       -31.79%
Van Kampen Internet                                                    7/30/01           N/A        N/A         N/A       -78.20%
Van Kampen Morgan Stanley High-Tech 35                                 7/30/01           N/A        N/A         N/A       -43.71%
Van Kampen Morgan Stanley U.S. Multinational                           7/30/01           N/A        N/A         N/A       -26.17%
Select Ten Plus Investment Division - June                             6/30/98         -5.98%       N/A         N/A          .67%
Select Ten Plus Investment Division - September                        9/30/98          -.96%       N/A         N/A         1.85%
Select Ten Plus Investment Division - December                        12/30/98         -8.77%       N/A         N/A         -.75%
Select Ten Plus Investment Division - March                            3/30/99         -4.80%       N/A         N/A         -.66%

     (1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect mortality and expense charges totaling 1.45%.
     (2) Inception date of the variable account option will represent first trade date. Returns for account in operation for less than one year are not annualized.

APPENDIX B

For Period Ending  2/28/2002

                 Non-Standardized Average Annualized Returns(1)

                                                                    FUND      YEAR-TO             CUMULATIVE TOTAL RETURN
                                                                 INCEPTION     DATE                                        LIFE OF
VARIABLE ACCOUNT OPTION                                           DATE (2)    RETURN       3 YEAR     5 YEARS    10 YEARS     FUND
Deutsche VIT-Equity 500 Index                                      10/01/97     -3.65%     -12.01%        N/A        N/A     13.82%
Deutsche VIT-Small Cap Index                                        8/22/97     -4.05%      16.63%        N/A        N/A      8.77%
Deutsche VIT-EAFE Equity Index                                      8/22/97     -5.82%     -25.90%        N/A        N/A    -19.80%
Fidelity VIP II Contrafund                                          1/04/95      -.77%      -5.37%      49.45%       N/A    147.70%
Fidelity VIP Equity-Income: Initial Class                          10/10/86      -.77%       5.22%      36.90%    192.00%   348.59%
Fidelity VIP III Growth & Income; Initial Class                    12/31/96     -2.97%     -11.33%      39.91%       N/A     45.99%
Fidelity VIP Growth, Service Class                                 10/10/86     -5.95%     -12.10%      46.08%    162.43%   433.43%
Fidelity VIP Growth Opportunities, Initial Class                    1/04/95     -4.01%     -29.55%        .69%       N/A     60.75%
Fidelity VIP Mid-Cap, Service Class                                12/29/98      -.89%      88.77%        N/A        N/A     86.27%
Fidelity VIP Dynamic  Capital  Appreciation:  Service Class         9/26/00       .09%        N/A         N/A        N/A    -39.55%
Janus Aspen Series Aggressive Growth, Service Class                12/31/99    -13.55%        N/A         N/A        N/A    -65.40%
Janus Aspen Series Balanced: Initial Class                         12/31/99      -.49%        N/A         N/A        N/A     -9.37%
Janus Aspen Series Growth, Service Class                           12/31/99     -4.73%        N/A         N/A        N/A    -40.76%
Janus  Aspen  Series  Capital  Appreciation,  Initial Class        12/31/99     -5.52%        N/A         N/A        N/A    -41.45%
Janus Aspen Series Strategic Value: Service Class                   5/01/00     -1.76%        N/A         N/A        N/A    -11.80%
Janus Aspen Series Worldwide Growth: Initial Class                 12/31/99     -5.68%        N/A         N/A        N/A    -40.44%
Janus  Aspen  Series  International  Growth:  Service Class        12/31/99     -6.19%        N/A         N/A        N/A    -41.50%
Janus Aspen Series Core Equity: Service Class                      12/31/99      -.98%        N/A         N/A        N/A    -22.36%
J.P. Morgan Bond                                                    1/03/95      1.31%      15.07       29.59%       N/A     53.60%
J.P. Morgan International Opportunities                              1/3/95     -5.87%     -14.64%       -.78%       N/A     10.97%
Select Ten Plus Investment Division-June                            6/30/98      4.89%       6.53%        N/A        N/A      7.49%
Select Ten Plus Investment Division-September                       9/30/98      5.69%      12.35%        N/A        N/A     11.45%
Select Ten Plus Investment Division-December                       12/30/98      4.33%       8.27%        N/A        N/A      2.64%
Select Ten Plus Investment Division-March                           3/30/99      4.64%        N/A         N/A        N/A      4.09%
MSDW Universal Funds Emerging Markets Debt Portfolio                6/17/97      5.37%      61.71%        N/A        N/A     13.22%
MSDW Universal Funds High Yield Portfolio                            1/2/97     -3.05%     -15.90%      -4.08%       N/A     -1.90%
MSDW Universal Funds U. S. Real Estate Portfolio                     3/3/97      1.58%      41.08%        N/A        N/A     38.99%
MFS Capital Opportunities: Service Class                            8/14/96     -6.51%      -6.06%      48.62%       N/A     63.26%
MFS Emerging Growth, Service Class                                  7/24/95    -11.25%     -20.99%      25.55%       N/A     71.06%
MFS Investors Trust Series: Service Class                           10/9/95     -3.04%     -15.92%      21.05%       N/A     66.65%
MFS Mid-Cap Growth, Service Class                                   5/01/00    -13.72%        N/A         N/A        N/A    -32.58%
MFS New Discovery, Service Class                                    5/01/98     -9.35%      49.22%        N/A        N/A     41.23%
MFS Research Service Class                                           5/1/00     -4.85%        N/A         N/A        N/A    -34.42%
MFS Total Return: Service Class                                      1/3/95       .41%      17.45%      47.12%       N/A    114.90%
Putnam VT Growth and Income Fund-Class IB                            2/1/88     -2.07%      -3.26%      25.30%    151.41%   328.20%
Putnam VT International Growth Fund - Class IB                       1/2/97     -4.11%       4.23%      38.07%       N/A     40.70%
Putnam VT Small Cap Value Fund - Class IB                           4/30/99     -1.50%        N/A         N/A        N/A     43.96%
Putnam VT Technology Fund-Class IB                                  6/13/00    -12.94%        N/A         N/A        N/A    -63.92%
Putnam VT Voyager Fund II-Class IB                                  9/28/00    -10.07%        N/A         N/A        N/A    -56.12%
Third Avenue Value Portfolio*                                      12/21/92      -.90%      11.38%      48.93%       N/A    190.85%
Gabelli Large Cap Value Portfolio*                                 12/14/92     -6.66%     -22.07%     -11.02%       N/A     35.21%
Harris Bretall Sullivan & Smith Equity Growth                      12/04/92     -5.10%     -34.64%      13.60%       N/A     80.58%
Baron Small Cap Portfolio                                           1/04/93     -2.76%       7.47%      17.85%       N/A     73.14%
Van Kampen Bandwidth & Telecommunications                           1/12/01    -29.39%        N/A         N/A        N/A    -72.30%
Van Kampen Biotechnology & Pharmaceutical                           1/12/01    -12.07%        N/A         N/A        N/A    -14.14%

                                                                                  AVERAGE ANNUAL RETURN             LIFE OF
VARIABLE ACCOUNT OPTION                                            1 YEAR      3 YEAR      5 YEARS     10 YEARS       FUND
Deutsche VIT-Equity 500 Index                                      -11.13%     -4.17%        N/A          N/A          2.98%
Deutsche VIT-Small Cap Index                                        -1.43%      5.26%        N/A          N/A          1.88%
Deutsche VIT-EAFE Equity Index                                     -23.63%     -9.51%        N/A          N/A         -4.76%
Fidelity VIP II Contrafund                                          -6.38%     -1.82%       8.37%         N/A         13.52%
Fidelity VIP Equity-Income: Initial Class                           -5.45%      1.71%       6.48%       11.31%        10.25%
Fidelity VIP III Growth & Income; Initial Class                     -7.41%     -3.93%       6.95%         N/A          7.61%
Fidelity VIP Growth, Service Class                                 -15.56%     -4.21%       7.87%       10.13%        11.49%
Fidelity VIP Growth Opportunities, Initial Class                   -10.64%    -11.02%        .14%         N/A          6.86%
Fidelity VIP Mid-Cap, Service Class                                  1.22%     23.59%        N/A          N/A         21.70%
Fidelity VIP Dynamic Capital Appreciation: Service Class           -15.55%       N/A         N/A          N/A        -29.78%
Janus Aspen Series Aggressive Growth, Service Class                -37.40%       N/A         N/A          N/A        -38.78%
Janus Aspen Series Balanced: Initial Class                          -3.98%       N/A         N/A          N/A         -4.45%
Janus Aspen Series Growth, Service Class                           -21.39%       N/A         N/A          N/A        -21.50%
Janus Aspen Series Capital Appreciation, Initial Class             -19.26%       N/A         N/A          N/A        -21.92%
Janus Aspen Series Strategic Value: Service Class                  -13.41%       N/A         N/A          N/A         -6.64%
Janus Aspen Series Worldwide Growth: Initial Class                 -20.56%       N/A         N/A          N/A        -21.31%
Janus Aspen Series International Growth: Service Class             -22.79%       N/A         N/A          N/A        -21.96%
Janus Aspen Series Core Equity: Service Class                       -9.04%       N/A         N/A          N/A        -11.04%
J.P. Morgan Bond                                                     4.50%      4.79%       5.32%         N/A          6.18%
J.P. Morgan International Opportunities                            -19.11%     -5.14%      -2.04%         N/A          1.47%
Select Ten Plus Investment Division-June                             1.02%      2.13%        N/A          N/A          1.99%
Select Ten Plus Investment Division-September                        6.04%      3.96%        N/A          N/A          3.23%
Select Ten Plus Investment Division-December                        -1.77%      2.68%        N/A          N/A           .83%
Select Ten Plus Investment Division-March                            2.20%       N/A         N/A          N/A          1.38%
MSDW Universal Funds Emerging Markets Debt Portfolio                12.81%     17.38%        N/A          N/A          2.68%
MSDW Universal Funds High Yield Portfolio                          -15.71%     -5.61%       -.83%         N/A          -.37%
MSDW Universal Funds U. S. Real Estate Portfolio                    10.13%     12.16%         N/A         N/A          6.82%
MFS Capital Opportunities: Service Class                           -25.12%     -2.06%       8.25%         N/A          9.25%
MFS Emerging Growth, Service Class                                 -26.99%     -7.55%       4.66%         N/A          8.47%
MFS Investors Trust Series: Service Class                          -14.20%     -5.61%       3.89%         N/A          8.32%
MFS Mid-Cap Growth, Service Class                                  -24.51%       N/A         N/A          N/A        -19.39%
MFS New Discovery, Service Class                                   -12.46%     14.27%        N/A          N/A          9.43%
MFS Research Service Class                                         -19.06%       N/A         N/A          N/A        -20.60%
MFS Total Return: Service Class                                      -.18%      5.51%       8.03%         N/A         11.29%
Putnam VT Growth and Income Fund-Class IB                           -8.27%     -1.10%       4.61%        9.66%        10.89%
Putnam VT International Growth Fund - Class IB                     -18.23%      1.39%       6.66%         N/A          6.85%
Putnam VT Small Cap Value Fund - Class IB                            9.88%       N/A         N/A          N/A         13.72%
Putnam VT Technology Fund-Class IB                                 -32.23%       N/A         N/A          N/A        -44.88%
Putnam VT Voyager Fund II-Class IB                                 -26.66%       N/A         N/A          N/A        -44.06%
Third Avenue Value Portfolio*                                        8.84%      3.66%       8.29%         N/A         12.32%
Gabelli Large Cap Value Portfolio*                                 -22.94%     -7.97%      -2.31%         N/A          3.33%
Harris Bretall Sullivan & Smith Equity Growth                      -20.10%    -13.22%       2.58%         N/A          6.61%
Baron Small Cap Portfolio                                            2.50%      2.43%       3.34%         N/A          6.18%
Van Kampen Bandwidth & Telecommunications                          -57.46%       N/A         N/A          N/A        -67.95%
Van Kampen Biotechnology & Pharmaceutical                          -13.90%       N/A         N/A          N/A        -12.64%

                                                                                  CALENDAR YEAR RETURN
VARIABLE ACCOUNT OPTION                                             1997        1998        1999        2000        2001
Deutsche VIT-Equity 500 Index                                       1.53%      26.70%      18.63%      -10.55%    -13.46%
Deutsche VIT-Small Cap Index                                        4.58%      -3.75%      18.29%       -5.32%       .55%
Deutsche VIT-EAFE Equity Index                                     -7.09%      19.76%      25.62%      -17.91%    -25.78%
Fidelity VIP II Contrafund                                         22.28%      28.06%      22.35%       -8.18%    -13.74%
Fidelity VIP Equity-Income: Initial Class                          26.20%       9.93%       4.72%        6.57%     -6.61%
Fidelity VIP III Growth & Income; Initial Class                    29.27%      27.40%       7.48%       -5.20%    -10.33%
Fidelity VIP Growth, Service Class                                 21.66%      37.36%      35.30%      -12.49%    -19.06%
Fidelity VIP Growth Opportunities, Initial Class                   28.07%      22.70%       2.67%      -18.47%    -15.89%
Fidelity VIP Mid-Cap, Service Class                                  N/A        2.48%      46.79%       31.41%     -4.92%
Fidelity VIP Dynamic Capital Appreciation: Service Class             N/A         N/A         N/A       -14.35%    -29.48%
Janus Aspen Series Aggressive Growth, Service Class                  N/A         N/A         N/A       -32.78%    -40.47%
Janus Aspen Series Balanced: Initial Class                           N/A         N/A         N/A        -2.82%     -6.28%
Janus Aspen Series Growth, Service Class                             N/A         N/A         N/A       -15.99%    -25.99%
Janus Aspen Series Capital Appreciation, Initial Class               N/A         N/A         N/A       -19.55%    -22.96%
Janus Aspen Series Strategic Value: Service Class                    N/A         N/A         N/A         -.57%     -9.71%
Janus Aspen Series Worldwide Growth: Initial Class                   N/A         N/A         N/A       -17.20%    -23.74%
Janus Aspen Series International Growth: Service Class               N/A         N/A      -17.37%      -24.54%       N/A
Janus Aspen Series Core Equity: Service Class                        N/A         N/A       -9.55%      -13.31%       N/A
J.P. Morgan Bond                                                    7.80%       6.44%      -2.74%        8.90%      5.38%
J.P. Morgan International Opportunities                             3.90%       3.21%      34.68%      -17.06%    -20.31%
Select Ten Plus Investment Division-June                             N/A        4.30%      -2.78%        5.50%     -4.21%
Select Ten Plus Investment Division-September                        N/A        2.60%      -1.41%        4.14%       .10%
Select Ten Plus Investment Division-December                         N/A       -1.80%       3.82%        2.92%     -6.24%
Select Ten Plus Investment Division-March                            N/A         N/A        2.35%         .97%     -3.74%
MSDW Universal Funds Emerging Markets Debt Portfolio                 .24%     -29.42%      27.50%        9.78%      8.50%
MSDW Universal Funds High Yield Portfolio                          11.90%       3.28%       5.55%      -11.88%     -5.87%
MSDW Universal Funds U. S. Real Estate Portfolio                   16.32%     -12.15%      -2.90%       27.40%      8.24%
MFS Capital Opportunities: Service Class                           24.64%      45.29%      -5.15%      -24.79%       N/A
MFS Emerging Growth, Service Class                                 20.14%      32.22%      74.16%      -20.82%    -34.59%
MFS Investors Trust Series: Service Class                          27.90%      21.49%       4.43%       -1.73%    -17.33%
MFS Mid-Cap Growth, Service Class                                    N/A         N/A         N/A        -3.74%    -18.83%
MFS New Discovery, Service Class                                     N/A        1.20%      70.90%       -3.52%     -6.64%
MFS Research Service Class                                           N/A         N/A         N/A       -11.03%    -22.53%
MFS Total Return: Service Class                                    19.54%      10.71%       1.59%       14.17%     -1.43%
Putnam VT Growth and Income Fund-Class IB                          22.17%      13.62%       -.01%        6.36%     -7.75%
Putnam VT International Growth Fund - Class IB                     14.28%      16.76%     57.795       -10.92%    -21.76%
Putnam VT Small Cap Value Fund - Class IB                            N/A         N/A        2.36%       22.63%     16.42%
Putnam VT Technology Fund-Class IB                                   N/A         N/A         N/A       -30.86%    -40.05%
Putnam VT Voyager Fund II-Class IB                                   N/A         N/A         N/A       -28.47%    -31.79%
Third Avenue Value Portfolio*                                      28.58%      16.67%     -13.44%        9.58%     13.56%
Gabelli Large Cap Value Portfolio*                                 20.17%      -3.49%       4.14%       -6.00%    -15.89%
Harris Bretall Sullivan & Smith Equity Growth                      32.79%      33.70%      33.56%      -23.59%    -28.98%
Baron Small Cap Portfolio                                          23.30%      -2.04%      -4.00%        -.18%      5.03%
Van Kampen Bandwidth & Telecommunications                            N/A         N/A         N/A          N/A     -60.77%
Van Kampen Biotechnology & Pharmaceutical                            N/A         N/A         N/A          N/A      -2.35%


Van Kampen Internet                                                1/12/01     -28.90%     N/A         N/A        N/A       -80.15%
Van Kampen Morgan Stanley High-Tech 35                             1/12/01     -15.35%     N/A         N/A        N/A       -42.13%
Van Kampen Morgan Stanely U.S. Mulitnational                       1/12/01      -5.13%     N/A         N/A        N/A       -17.26%

Van Kampen Internet                                                -68.68%     N/A         N/A         N/A        -76.15%
Van Kampen Morgan Stanley High-Tech 35                             -27.52%     N/A         N/A         N/A        -38.43%
Van Kampen Morgan Stanely U.S. Mulitnational                       -11.89%     N/A         N/A         N/A        -15.46%

Van Kampen Internet                                                N/A         N/A         N/A        N/A         -72.08%
Van Kampen Morgan Stanley High-Tech 35                             N/A         N/A         N/A        N/A         -31.64%
Van Kampen Morgan Stanely U.S. Mulitnational                       N/A         N/A         N/A        N/A         -12.79%

     (1) The performance figures reflect mortality and expense charges totaling 1.35%.
     (2) Represents inception date of underlying fund. Returns for accounts in operation for less than one year are not annualized.
     * Performance shown also reflects that of each portfolio's sub-adviser prior to November 1, 2000.

PROSPECTUS                      SELECT TEN PLUS
                       FLEXIBLE PREMIUM VARIABLE ANNUITY*
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account Ten funds the variable annuity contract. Your contributions will be allocated to the next available investment division of Separate Account Ten. There is no sales load on the contract.

Your contributions are allocated to Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, or Select Ten Plus Division - December, which invest directly in securities. This prospectus describes the contract, provides background information about Separate Account Ten, and provides information about the investment activities and operations of the Divisions, including their investment policies.

We also offer a Short Term Account (STA) that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STA during the calendar quarter for which the rate has been declared. We guarantee that the STA's effective annual yield will never be less than 3%. WE HOLD YOUR CONTRIBUTIONS IN THE STA UNTIL WE TRANSFER THEM TO THE NEXT AVAILABLE DIVISION. WE TRANSFER ALL ASSETS IN THE STA TO THE NEXT AVAILABLE DIVISION ON A QUARTERLY BASIS.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.

A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2002, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix B.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov, OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

The date of this prospectus is May 1, 2002.

         TABLE OF CONTENTS


GLOSSARY                                                                 PAGE

SECTION 1 - SUMMARY
Your Variable Annuity Contract                                            5
Your Benefits                                                             5
How Your Contract is Taxed                                                5
Your Contributions                                                        5
Account Value and Cash Value                                              5
Charges and Fees                                                          5
Withdrawals                                                               6
Your Initial Right to Revoke                                              6
Risk/Return Summary: Investments and Risks                                6
Table of Annual Fees and Expenses                                         8
Example                                                                   9

SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

Integrity Life Insurance Company                                          9
Separate Account Ten                                                      9
Assets of Separate Account Ten                                           10
Changes In How We Operate                                                10

SECTION 3 - YOUR INVESTMENT OPTIONS

The Select Ten Plus Divisions                                            10
Short Term Account                                                       10

SECTION 4 - INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective                                                     11
Investment Strategy                                                      11
Strategic Performance Information                                        13

SECTION 5 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                 16
Annual Administrative Charge                                             16
Reduction or Elimination of Separate Account or Administrative Charges   16
State Premium Tax Deduction                                              16
Tax Reserve                                                              16

SECTION 6 - CONTRACTHOLDER INFORMATION

Pricing of Units                                                         16
Dividends and Distributions                                              17


                                       2

SECTION 7 - MANAGEMENT OF SEPARATE ACCOUNT TEN

The Investment Adviser                                                   17
The Sub-Adviser                                                          18

SECTION 8 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                        18
Your Account Value                                                       18
Units in Separate Account Ten                                            18
How We Determine Unit Value                                              19
Withdrawals                                                              19
Assignments                                                              20
Death Benefits and Similar Benefit Distributions                         20
Annuity Benefits                                                         20
Annuities                                                                21
Fixed Annuity Payments                                                   21
Timing of Payment                                                        21
How You Make Requests and Give Instructions                              22

SECTION 9 - VOTING RIGHTS

How We Determine Your Voting Units                                       22
How Separate Account Ten Interests Are Voted                             22
Separate Account Voting Rights                                           22

SECTION 10 - TAX ASPECTS OF THE CONTRACT

Introduction                                                             22
Your Contract is an Annuity                                              23
Taxation of Annuities Generally                                          23
Distribution-at-Death Rules                                              24
Diversification Standards                                                24
Tax-Favored Retirement Programs                                          24
Federal and State Income Tax Withholding                                 25
Impact of Taxes on Integrity                                             25
Transfers from the STA to the Divisions                                  25

SECTION 11 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                   25
Income Plus Withdrawal Program                                           25
Division Performance Information                                         26

APPENDIX A - CONDENSED FINANCIAL INFORMATION                             27
APPENDIX B - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION    29

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of amounts attributable to the Divisions and STA added together.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Account Value reduced by any pro rata annual administrative charges that may apply.

DIVISION - an investment division of Separate Account Ten. The four Divisions are the Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September and Select Ten Plus Division - December.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, but may be earlier if required by law.

UNIT - a measure of your ownership interest in a Division.

UNIT VALUE - the value of each unit calculated on any Business Day.

SECTION 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (Integrity). When it uses the terms "you" and "your" it means the annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Select Ten Plus Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 9, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see "Contributions Under Your Contract" in Section 8.

ACCOUNT VALUE AND CASH VALUE

 Your ACCOUNT VALUE consists of the values of your Divisions and STA added together. Your CASH VALUE is equal to your Account Value, reduced by any pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from that portion of your Account Value in the Divisions to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Section 5, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested in the Divisions. Investment management fees of a Division can't be increased without the consent of its contractholders. See "Table of Annual Fees and Expenses" below and the discussion about the fees of the investment adviser and sub-adviser in Section 5.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. Most withdrawals made before age 59 1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Section 10, "Tax Aspects of the Contract." For Pennsylvania and South Carolina residents, a $3,000 minimum account balance must remain in your contract after any withdrawal.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, upon cancellation we'll return your contribution without any adjustments.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

INVESTMENT OBJECTIVE AND STRATEGY

The Select Ten Plus Divisions seek total return. To achieve this goal, the four Divisions buy shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights as determined on a specified business day. Each Division holds these stocks for a period of twelve months. At the end of a Division's twelve-month period, the Division restructures its investment portfolio to invest in the ten stocks with the highest current dividend yield in the DJIA for another twelve months. For more details on the Divisions' strategy and performance information, see Section 4, "Investment Objective and Strategy."

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulation, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES

      Sales Load on Purchases                                                                            $0
      Deferred Sales Load                                                                                $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge*                                                                      $30

     * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Section 5.

Annual Expenses of Separate Account Ten
(AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE) (1)

      Mortality and Expense Risk Charge                                                               1.20%
      Administrative Expenses                                                                          .15%
                                                                                                     -----
      Total Separate Account Annual Expenses                                                          1.35%
                                                                                                     =====

Division Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fees (2)                                                                              .50%
      Other Expenses (3)                                                                               .35%
                                                                                                     -----
      Total Annual Expenses                                                                            .85%
                                                                                                     =====

-------------------------

(1) See "Separate Account Charges" in Section 5.

(2) Touchstone Advisors, Inc. will pay a portion of its management fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual sub-advisory fee of $50,000.

(3) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2001 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions.

EXAMPLE

The example below shows the expenses on a $1,000 investment, assuming a $60,000 average Account Value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

                                                           1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                           ------      -------    -------    --------
Select Ten Plus Division March                            $23.04       $70.93     $121.33    $259.22
Select Ten Plus Division June                             $23.04       $70.93     $121.33    $259.22
Select Ten Plus Division September                        $23.04       $70.93     $121.33    $259.22
Select Ten Plus Division December                         $23.04       $70.93     $121.33    $259.22


This example assumes the current charges that are borne by Separate Account Ten and the investment management fees and other expenses (after reimbursement) of the Divisions. ACTUAL DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average Account Value, so that the administrative charge per $1,000 of net asset value in Separate Account Ten is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and example are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of Separate Account Ten as well as those of the Divisions. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR SEPARATE ACCOUNT TEN IS PROVIDED IN
APPENDIX A


SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

SEPARATE ACCOUNT TEN

Separate Account Ten was established in 1998 under the insurance laws of the State of Ohio. Separate Account Ten is registered with the Securities and Exchange Commission (SEC) as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF SEPARATE ACCOUNT TEN

Under Ohio law, we own the assets of Separate Account Ten and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in Separate Account Ten in proportion to the amounts in their contracts. We can't use Separate Account Ten's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Division may be liable for claims relating to the operations of another Division.

Income, gains and losses, whether realized or unrealized, from assets allocated to Separate Account Ten are credited to or charged against Separate Account Ten without regard to our other income, gains or losses. We may allow charges owed to us to stay in Separate Account Ten, and thus can participate proportionately in Separate Account Ten. Amounts in Separate Account Ten greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or Separate Account Ten operates, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the investments of a Division. We may:

- add Divisions to or remove Divisions from Separate Account Ten, combine two or more Divisions within Separate Account Ten, or withdraw assets relating to your contract from one Division and put them into another;

-    register or end the registration of Separate Account Ten under the 1940
     Act;

- operate Separate Account Ten under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of owners or others who have voting rights that affect Separate Account Ten;

- operate Separate Account Ten or one or more of the Divisions in any other form the law allows. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE SELECT TEN PLUS DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company which invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available under the contract offered by this prospectus.

Touchstone Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE DIVISIONS, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE SECTION 4, "INVESTMENT OBJECTIVE AND STRATEGY."

SHORT TERM ACCOUNT

We use the STA to facilitate your contributions to the Divisions. The STA guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions in the STA at the time the rate is declared. We guarantee that the STA's effective annual yield will never be less than 3%. The STA may not be available in some states.

New contributions to a Division are held in the STA until the day preceding the next available Investment Date, as described below under "Investment Strategy" in Section 4. All assets in the STA are transferred to the next available Division on a quarterly basis. Transfers into the STA from the Divisions are not permitted. We can hold in the STA new contributions received less than five Business Days before any Division's Investment Date until the following Investment Date.

SECTION 4 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account
Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.


New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:


                       DIVISION                                                    INVESTMENT DATE
         Select Ten Plus Division - March                                  last Business Day of March

         Select Ten Plus Division - June                                   last Business Day of June

         Select Ten Plus Division - September                              last Business Day of September

         Select Ten Plus Division - December                               last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

         (1)      time in the market is more important than timing the market;

         (2)      the stocks to buy are the ones everyone else is selling; and

         (3)      dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Thursday, March 28, 2002. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":


AT&T                                                           Honeywell
Aluminum Co. of America                                        IBM
American Express                                               Intel
Boeing                                                         International Paper*
Caterpillar*                                                   Johnson & Johnson
Citigroup                                                      J.P. Morgan Chase*
Coca-Cola                                                      McDonald's
Disney                                                         Merck*
DuPont*                                                        Microsoft
Eastman Kodak*                                                 Minnesota Mining & Manufacturing*
Exxon Mobil                                                    Philip Morris*
General Electric                                               Proctor & Gamble
General Motors*                                                SBC Communications*
Hewlett-Packard                                                United Technologies
Home Depot Wal-Mart


The designations "Dow Jones(R)," "Dow Jones Industrial AverageSM " and "DJIASM" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)


                                            TEN HIGHEST DIVIDEND
                  YEAR                       YIELDING STOCKS (2)                       DJIA
                  1973                              3.9%                             (13.1)%
                  1974                             (1.3)%                            (23.1)%
                  1975                             55.9%                              44.4%
                  1976                             34.8%                              22.7%
                  1977                              0.9%                             (12.7)%
                  1978                             (0.1)%                              2.7%
                  1979                             12.4%                              10.5%
                  1980                             27.2%                              21.5%
                  1981                              5.0%                              (3.4)%
                  1982                             23.6%                              25.8%
                  1983                             38.7%                              25.7%
                  1984                              7.6%                               1.1%
                  1985                             29.5%                              32.8%
                  1986                             32.1%                              26.9%
                  1987                              6.1%                               6.0%
                  1988                             22.9%                              16.0%
                  1989                             26.5%                              31.7%
                  1990                             (7.6)%                             (0.4)%
                  1991                             39.3%                              23.9%
                  1992                              7.9%                               7.4%
                  1993                             27.3%                              16.8%
                  1994                              4.1%                               4.9%
                  1995                             36.7%                              36.4%
                  1996                             27.9%                              28.9%
                  1997                             21.9%                              24.9%
                  1998                             10.7%                              18.1%
                  1999                              4.0%                              27.2%
                  2000                              6.4%                              (4.7)%
                  2001                            (4.9)%                             (5.45)%
                  Cumulative                      7,657%                             2,773%


(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 16.2%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 12.3%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2001: www.dogsofthedow.com.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT


                                         TEN HIGHEST DIVIDEND
                   YEAR                  YIELDING DJIA STOCKS                    DJIA INDEX
                  1973                      $  10,390                          $   8,690
                  1974                         10,255                              6,683
                  1975                         15,987                              9,650
                  1976                         21,551                             11,840
                  1977                         21,745                             10,336
                  1978                         21,723                             10,616
                  1979                         24,417                             11,730
                  1980                         31,058                             14,252
                  1981                         32,611                             13,768
                  1982                         40,308                             17,320
                  1983                         55,907                             21,771
                  1984                         60,155                             22,010
                  1985                         77,901                             29,230
                  1986                        102,908                             37,092
                  1987                        109,185                             39,318
                  1988                        134,188                             45,609
                  1989                        169,748                             60,067
                  1990                        156,848                             59,827
                  1991                        218,489                             74,125
                  1992                        235,749                             79,610
                  1993                        300,109                             92,985
                  1994                        312,413                             97,541
                  1995                        427,069                            133,046
                  1996                        546,221                            171,496
                  1997                        665,843                            214,199
                  1998                        737,136                            252,971
                  1999                        766,572                            319,152
                  2000                        815,633                            303,673
                  2001                        775,667                            287,275


The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2001. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $443,352 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 5 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.35% of your Account Value in the Divisions. This daily expense rate can't be increased without your consent. Of the 1.35% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.20% for assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value and reduces the number of Units we credit to you. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Divisions, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Divisions.

SECTION 6 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II,

Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 7 - MANAGEMENT OF SEPARATE ACCOUNT TEN

THE INVESTMENT ADVISER

Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Financial Group, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. As of December 31, 2001, The Western-Southern Financial Group owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

- provides the overall business management and administrative services necessary for each Division's operation;

- furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

- acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

- is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

- is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors reserve the right to change or terminate its expense reimbursement policy for the Divisions at any time.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

SECTION 8 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the next available Division and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received the contribution at our Administrative Office. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Divisions are subject to special rules described in "Investment Strategy" in
Section 4.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 5, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Charges against Separate Account Ten are reflected daily. Any amount allocated to a Division will go up or down in value depending on the investment experience of that Division. The value of contributions allocated to the Divisions isn't guaranteed.

UNITS IN SEPARATE ACCOUNT TEN

Allocations to the Divisions are used to purchase Units. On any given day, the value you have in a Division is the Unit Value multiplied by the number of Units credited to you in that Division. The Units of each Division have different Unit Values.

The number of Units purchased or redeemed (sold) in any Division is calculated by dividing the dollar amount of the transaction by the Division's Unit Value, calculated as of the close of business that day. The number of Units for a Division at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account

Ten varies with the performance of the securities held by the Divisions. Your Unit Value also changes because of deductions and charges we make to Separate Account Ten. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Division are purchased when you allocate new contributions or transfer prior contributions to that Division. Units are redeemed when you make withdrawals or transfer amounts from a Division. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Divisions. See Section 4, "Investment Objective and Strategy."

HOW WE DETERMINE UNIT VALUE

We determine the Unit Value for each Division at 4 p.m. Eastern Time on each Business Day. We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day on which a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from the Divisions and STA pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Divisions, when you make a withdrawal, 25% of the money withdrawn will come from each of the Divisions. You can tell us if you want your withdrawal handled differently. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See Section 10, "Tax Aspects of the Contract." Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See
Section 10, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Divisions within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1)  the New York Stock Exchange has been closed or trading on it is restricted;
(1) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for Separate Account Ten fairly to determine the value of its net assets; or
(2) the SEC, by order, permits us to delay action to protect persons with interests in Separate Account Ten.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 9 - VOTING RIGHTS

HOW WE DETERMINE YOUR VOTING UNITS

As an owner of Units in the Divisions, you have certain voting rights. Each owner will be given one vote for every $1.00 value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings of owners, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

          (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

          (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We will determine the number of votes you can instruct us to vote 60 days or less before Separate Account Ten's meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Division, as described above under "How We Determine Your Voting Units." We'll cast votes attributable to amounts we have in the Divisions in the same proportions as votes cast by owners.


SECTION 10 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include our tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY

DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract generally won't be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally is not taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:


          (1)  on or after the date on which the taxpayer attains age 59 1/2;

          (2)  as a result of the owner's death;

          (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

          (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);

          (5) from certain qualified plans (note, however, other penalties may apply);

          (6) under a qualified funding asset (as defined in Section 130(d) of the Code);

          (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

          (8)  under an immediate annuity as defined in Code Section 72(u)(4);

          (9)  for the purchase of a first home (distribution up to $10,000);

          (10) for certain higher education expenses; or

          (11) to cover certain deductible medical expenses.

          Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Section 8.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow us to charge Separate Account Ten for taxes. We can also set up reserves for taxes.

TRANSFERS FROM THE STA TO THE DIVISIONS

There won't be any tax liability for the transfer of your contributions from the STA to a Division.

SECTION 11 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Section 10, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 10. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

|X|      the date you reach age 59 1/2; or
|X|      five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the STA.

DIVISION PERFORMANCE INFORMATION

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. Performance data for any Division is based only on the performance of a hypothetical investment in that Division during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objective and policies of the Divisions and the market conditions during the given time frame. It shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in a Division. Total return information reflects changes in unit price, the automatic reinvestment of all distributions, and the deduction of contract charges and expenses that may apply. Total returns may also be shown that don't take into account the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

A CUMULATIVE TOTAL RETURN shows a Division's performance over a specific period of time. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

The Divisions may also advertise YIELD, which shows the income generated by an investment in that particular Division over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.

APPENDIX A

CONDENSED FINANCIAL INFORMATION

FINANCIAL INFORMATION FOR THE DIVISIONS

The table below shows the Unit Value for certain Divisions at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                   YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31    DECEMBER 31    DECEMBER 31    DECEMBER 31

                                                      2001           2000            1999           1998      INCEPTION*
                                                      ----           ----            ----           ----      ---------
SELECT TEN PLUS DIVISION - MARCH
Investment income
Expenses                                                  $0.32          $0.35           $0.25
Net investment income                                     $0.23          $0.25           $0.21
Net realized and unrealized gains (losses) on             $0.11          $0.13           $0.04
securities                                               (0.49)         (0.04)           $0.20
Net increase (decrease) in unit value                    $0.38)          $0.09           $0.24
Unit value at beginning of period                        $10.33         $10.24          $10.00                     $10.00
Unit value at end of period                               $9.95         $10.33          $10.24
Expenses to average net assets                            2.20%          2.20%           2.20%
Portfolio turnover rate                                  19.24%         37.03%          22.04%
Number of units outstanding at end of period            400,132        424,796         664,381

SELECT TEN PLUS DIVISION - JUNE
Investment income
Expenses                                                  $0.33          $0.35           $0.21         $0.14
Net investment income                                     $0.24          $0.24           $0.17         $0.11
Net realized and unrealized gains (losses) on             $0.10          $0.14           $0.02         $0.03
securities                                              $(0.55)          $0.42         ($0.31)         $0.40
Net increase (decrease) in unit value                   $(0.45)          $0.56         ($0.29)         $0.43
Unit value at beginning of period                        $10.70         $10.14          $10.43        $10.00       $10.00
Unit value at end of period                              $10.25         $10.70          $10.14        $10.43
Expenses to average net assets                            2.20%          2.20%           2.20%         2.20%
Portfolio turnover rate                                  25.94%         35.36%          42.96%         0.86%
Number of units outstanding at end of period            354,416        376,205         634,209       195,841

SELECT TEN PLUS DIVISION - SEPTEMBER
Investment income
Expenses                                                  $0.35          $0.39           $0.29         $0.07
Net investment income                                     $0.25          $0.66           $0.23         $0.06
Net realized and unrealized gains (losses) on             $0.17          $0.18           $0.05         $0.02
securities                                              $(0.16)          $0.24         ($0.20)         $0.24
Net increase (decrease) in unit value                     $0.01          $0.42         ($0.15)         $0.26
Unit value at beginning of period                        $10.53         $10.11          $10.26        $10.00       $10.00
Unit value at end of period                              $10.54         $10.53          $10.11        $10.26
Expenses to average net assets                            2.20%          2.20%           2.20%         2.20%
Portfolio turnover rate                                  25.64%         28.21%          50.49%         1.35%
Number of units outstanding at end of period            520,341        652,512       1,111,983     1,072,954

SELECT TEN PLUS DIVISION - DECEMBER
Investment income
Expenses
Net investment loss                                       $0.32          $0.38           $0.30           $ -
Net realized and unrealized gains (losses) on             $0.22          $0.27           $0.24          $ -*
securities                                                $0.11          $0.18           $0.05        ($ -*)
Net increase (decrease) in unit value                   $(0.79)          $0.19           $0.28       ($0.18)
Unit value at beginning of period                       $(0.68)          $0.37           $0.33       ($0.18)
Unit value at end of period                              $10.52         $10.15           $9.82        $10.00       $10.00
Expenses to average net assets                            $9.84         $10.52          $10.15         $9.82
Portfolio turnover rate                                   2.20%          2.20%           2.12%         2.12%
Number of units outstanding at end of period             17.41%          8.73%          35.78%             -
         * Less than $0.01.                             564,115        585,170       1,291,739     1,478,641

*The Unit Value for each Division at inception is $10.00. The inception date for the Select Ten Plus Division - March is March 31, 1999. The inception date for the Select Ten Plus Division - June is June 30, 1998. The inception date for the Select Ten Plus Division - September is September 30, 1998. The inception date for the Select Ten Plus Division - December is December 31, 1998.

APPENDIX B

SAI TABLE OF CONTENTS

Part 1 -   Integrity and Custodian
Part 2 -   Distribution of the Contract
Part 3 -   Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 -   Management of Separate Account Ten
Part 5 -   Portfolio Transactions and Brokerage
Part 6 -   Performance Information
Part 7 -   Determination of Accumulation Unit Values
Part 8 -   Tax Favored Retirement Programs
Part 9 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account Ten

Name:

Address:

City:                                 State:          Zip:

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002

                                       FOR

                                 SELECT TEN PLUS

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                       FUNDED THROUGH SEPARATE ACCOUNT TEN



                                TABLE OF CONTENTS

Part 1 - Integrity and Custodian                                                                                  2
Part 2 - Distribution of the Contract                                                                             2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions                                    3
Part 4 - Management of Separate Account Ten                                                                       4
Part 5 - Portfolio Transactions and Brokerage                                                                    10
Part 6 - Performance Information                                                                                 11
Part 7 - Determination of Accumulation Unit Values                                                               15
Part 8 - Tax-Favored Retirement Programs                                                                         15
Part 9 - Financial Statements                                                                                    17

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contract, dated May 1, 2002. For definitions of special terms used in the SAI, please refer to the prospectus. A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company, the depositor of Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation.

In 2001 Integrity provided all management services of Separate Account Ten and no longer pays management service fees to a third party. Prior to that, ARM provided substantially all of the services required to be performed on behalf of Separate Account Ten. Total fees paid to ARM by Integrity for management services were $27,158,002 in 1998, $32,545,976 in 1999, and $3,001,867 in 2000,
including services applicable to Separate Account Ten.

State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A+" (Superior) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account Ten isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account Ten are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account Ten's investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACT

Touchstone Securities, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, an indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the Securities Exchange Commission as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contract is offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of up to 1% of initial contributions, plus up to 1% trail commission paid on Account Value after the eighth contract year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was $17,435,358 in 2001. The amount of distribution allowances paid to Touchstone Securities Between March 3, 2000 and December 31, 2000 was $844,084. The amount of distribution allowances paid to ARM securities Corporation, the principal underwriter for the contract prier to March 3, 2000, was $124,155 for the year ended December 31, 2000, $2,933,356 for the year ended December 31, 1999, $7,795,349 for the year ended December 31, 1998, and $6,750,503 for the year ended December 31, 1997. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Section 4 of the prospectus under the captions "Investment Objective" and "Investment Strategy." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division may not:

1. Borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (1940 ACT).

3. Act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

5. Make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.


INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Section 1 of the prospectus under the caption "Risk/Return Summary: Investments, Risks, and Performance" and Section 4 of the prospectus under the captions "Investment Objective" and "Investment Strategy."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loan at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers.

The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

NAME, AGE & ADDRESS                POSITION WITH SEPARATE ACCOUNT          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------                ------------------------------          -------------------------------------------
John R. Lindholm (52)*             Chairman of the Board of                 President of Integrity Life Insurance Company since
515 W. Market Street               Managers                                 1993 and National Integrity Life Insurance Company
Louisville, KY 40202                                                        since September, 1997; Vice President - Chief
                                                                            Marketing Officer of National Integrity Life
                                                                            Insurance Company from November, 1993, to
                                                                            September, 1997; Executive Vice President - Chief
                                                                            Marketing Officer of ARM Financial Group, Inc. from
                                                                            July, 1993 to March, 2000; Director of The Legends
                                                                            Fund, Inc. since October, 1993; Director of the
                                                                            mutual funds in the State Bond Group of mutual
                                                                            funds from June 1995 to December 1996.

Chris LaVictoire Mahai (45)        Manager                                  Chief Executive Officer, Aveus, an interactive
251 First Avenue North                                                      strategy and development firm, since July 1999;
Suite 500                                                                   President, clavm, inc.; a management consulting
Minneapolis, MN 55401                                                       group, since June, 1998; Fellow,  Poynter Institute
                                                                            for Media Studies, since June, 1998; Senior Vice
                                                                            President, Cowles Media Company/ Star Tribune from
                                                                            August, 1993 to June, 1998; Director of the mutual
                                                                            funds in the State Bond Group from June, 1984 to
                                                                            December, 1996.

William B. Faulkner (73)           Manager                                  President, William Faulkner & Associates, LLC
825 Goodrich Avenue                                                         (international trade business) since 1986.  Director
St. Paul, MN 55105-3346                                                     of the mutual funds in the State Bond Group of
                                                                            mutual funds from 1980 to December 1996.  Manager,
                                                                            Carroll Family, LLC (commercial land development
                                                                            business) since 1996.


John Katz (62)                     Manager                                  Managing partner, Associated Mezzanine Investors,
10 Hemlock Road                                                             LLC since March 2000; Director, Nations Flooring,
Hartsdale, NY 10530                                                         Inc. since March, 1998; Investment banker since
                                                                            January 1991; Director of the mutual funds in the
                                                                            State Bond Group of mutual funds from June 1995 to
                                                                            December 1996.

Irvin W. Quesenberry, Jr. (52)     Manager                                  Retired; Founder and Managing Director of National
2939 Rainbow Drive                                                          Asset Management Corporation (investment counseling
Louisville, KY  40206                                                       firm) from 1979 to 1995**; Member of Louisville
                                                                            Community Foundation Investment Committee; Board
                                                                            member of Louisville Water Company since 1986.

NAME, AGE & ADDRESS                POSITION WITH SEPARATE ACCOUNT          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------                ------------------------------          -------------------------------------------
Edward J. Haines (54)              President                               Senior Vice President of Marketing of Integrity Life
515 W. Market Street                                                       Insurance Company since March, 2000; Senior Vice
Louisville, KY 40202                                                       President of Marketing of ARM Financial Group, Inc.
                                                                           from December, 1993 until March, 2000.

Kevin L. Howard (36)               Secretary                               Senior Vice President and Counsel of Integrity Life
515 W. Market Street                                                       Insurance Company since March, 2000; Senior Vice
Louisville, KY  40202                                                      President and Counsel of ARM Financial Group, Inc.
                                                                           from October, 1998 until March, 2000; Assistant
                                                                           General Counsel of ARM Financial Group, Inc. from
                                                                           January, 1994 until October, 1998.

Don W. Cummings (37)               Controller                              Chief Financial Officer of Integrity Life Insurance
515 W. Market Street                                                       Company since March, 2000; Chief Financial Officer,
Louisville, KY 40202                                                       Retail Business Division of ARM Financial Group,
                                                                           Inc. from November, 1996 until March, 2000;
                                                                           Strategic Initiatives Officer of ARM Financial
                                                                           Group, Inc. from April, 1996 until November, 1996;
                                                                           Controller of ARM Financial Group, Inc. from
                                                                           November, 1993 until April, 1996.

Meredith Hettinger (30)            Assistant Secretary                     Director of Planning and Reporting of Integrity Life
515 W. Market Street                                                       Insurance Company since March, 2000; Financial
Louisville, KY 40202                                                       Manager of ARM Financial Group Inc. from April, 1998
                                                                           until March, 2000; Financial Analyst of ARM
                                                                           Financial Group, Inc. from June, 1995 until April,
                                                                           1998.

Hope Oliver (27)                   Assistant Secretary                     Team Leader, Planning and Reporting of Integrity
515 W. Market Street                                                       Life Insurance Company; Financial Analyst of
Louisville, KY 40202                                                       Integrity Life Insurance Company from March, 2000
                                                                           until October 2000; Financial Analyst of ARM
                                                                           Financial Group Inc. from August, 1998 until
                                                                           March, 2000; Staff Accountant of McCauley, Nicolas
                                                                           & Company, LLC from January, 1997 until August,
                                                                           1998.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

Separate Account Ten pays Managers who are not interested persons (INDEPENDENT MANAGERS) fees for serving as Managers. During the fiscal year ended December 31, 2001, Separate Account Ten paid the Independent Managers a combined total of $5,000 exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.

The following table sets forth for the fiscal year ended December 31, 2001, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.


                                                   PENSION OR                                    TOTAL
                                                   RETIREMENT BENEFITS                           COMPENSATION FROM
                             AGGREGATE             ACCRUED AS PART OF     ESTIMATED ANNUAL       SEPARATE ACCOUNT
                             COMPENSATION FROM     SEPARATE ACCOUNT TEN   BENEFITS UPON          TEN PAID TO
NAME OF MANAGER              SEPARATE ACCOUNT TEN  EXPENSE                RETIREMENT             MANAGERS
---------------------------- --------------------- ---------------------- ---------------------- -------------------
William B. Faulkner          $1,250                None                   N/A                    $1,250

John Katz                    $1,250                None                   N/A                    $1,250

Chris L. Mahai               $1,250                None                   N/A                    $1,250

Irvin W. Quesenberry, Jr.    $1,250                None                   N/A                    $1,250

The following individuals own 5% or more of one of the Divisions' units as of April 1, 2002:

SELECT TEN PLUS DIVISION - MARCH

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------
Effie D. Sumrall           823 Fraser Street                  6.8%
                           Aurora, CA
SELECT TEN PLUS DIVISION - JUNE
NAME                       ADDRESS                            PERCENTAGE OWNERSHIP

Victoria Grossman          111 Colfax Road                    5.8%
                           Skillman, NJ

As of December 31, 2001, the Managers of Separate Account Ten as a group owned less than 1% of the outstanding membership interests of the Fund.

The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company having the same investment adviser as Separate Account Ten.

Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. The codes of ethics are also available on the SEC's internet site at http://www.sec.gov and copies are available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

THE INVESTMENT ADVISER

Touchstone Advisors, Inc. (TOUCHSTONE ADVISORS) serves as the investment adviser to Separate Account Ten pursuant to an investment advisory agreement. Touchstone Advisors is 100% owned by IFS Financial Services, Inc., which is 100% owned by Western-Southern Life Assurance

Company, a direct subsidiary of The Western and Southern Life Insurance Company. Touchstone Advisors succeeded Integrity Capital Advisors, Inc. as Separate Account Ten's investment adviser on March 3, 2000. Before that date, Integrity Capital Advisors, Inc. had been the investment adviser since Separate Account Ten's inception on June 9, 1998.

Subject to the direction of the Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for Separate Account Ten's operation, other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to:

         (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten;

         (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten;

         (iii) making its officers and employees available to the Managers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten;

         (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law;

         (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law;

         (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law;

         (vii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies; and

         (viii) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement.

Other responsibilities of Touchstone Advisors are described in the prospectus. Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Divisions' assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser is not engaged to manage the assets of the Divisions.

The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of ..50% of each Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation for its services as sub-adviser to the Fund. In the event that at any particular time a sub-adviser is not engaged, Touchstone Advisors will be entitled to keep the entire fee, including the portion of the fee that would otherwise be paid to the sub-adviser.

The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999 and December 31, 2000.

PERIOD ENDED DECEMBER 31, 1998             AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
                                                   CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division-March                            $0                                     $0
Select Ten Plus Division-June                          $4,990.01                              $3,992.04
Select Ten Plus Division-September                    $14,134.01                              $2,826.84
Select Ten Plus Division-December                        $199                                    $0

PERIOD ENDED DECEMBER 31, 1999             AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
                                                   CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division-March                        $31,558.49                              $6,311.65
Select Ten Plus Division-June                         $24,047.31                              $4,809.47
Select Ten Plus Division-September                    $57,325.43                             $11,465.11
Select Ten Plus Division-December                     $72,975.62                             $14,594.85


PERIOD ENDED DECEMBER 31, 2000             AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
                                                   CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division-March                         $3,857.36                               $964.34
Select Ten Plus Division-June                          $3,573.23                               $893.32
Select Ten Plus Division-September                     $6,376.45                              $1,594.09
Select Ten Plus Division-December                      $7,122.38                              $1,780.57


PERIOD ENDED DECEMBER 31, 2001             AMOUNT DIVISION PAID TO TOUCHSTONE     AMOUNT TOUCHSTONE ADVISORS PAID TO
                                                       ADVISORS                            NATIONAL ASSET
---------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division-March                        $15,118.37                              $3,779.52
Select Ten Plus Division-June                         $13,184.62                              $3,296.19
Select Ten Plus Division-September                    $23,936.44                              $5,984.22
Select Ten Plus Division-December                     $21,758.30                              $5,439.56

PERIOD ENDED DECEMBER 31, 2001            AMOUNT DIVISION PAID TO TOUCHSTONE     AMOUNT TOUCHSTONE ADVISORS PAID TO
                                                       ADVISORS                            NATIONAL ASSET
Select Ten Plus Division-March                        $16,665.33                              $4,163.98
Select Ten Plus Division-June                         $15,354.27                              $3,838.46
Select Ten Plus Division-September                    $23,743.60                              $5,936.00
Select Ten Plus Division-December                     $23,061.65                              $5,765.50

Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Divisions, but has no current intention to do so. Expense reimbursements for the year ended December 31, 2001 were as follows:

Select Ten Plus Division - March                     $31,548
Select Ten Plus Division - June                      $32,745
Select Ten Plus Division - September                 $51,020
Select Ten Plus Division - December                  $19,570
                                                     --------
Total                                                $134,883


THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual sub-advisory fee of $50,000. The table above shows actual sub-advisory fee amounts paid.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Division may from time to time include the average annual total return, the cumulative total return, and yield of its units in advertisements or in other information furnished to shareholders. Performance information is computed separately for each Division in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of a Division's return, including the automatic reinvestment by the Division of all distributions and the deduction of all applicable charges to the Division on an annual basis, including the mortality risk and expense charge, the annual administrative charge and other charges against Account Value. Quotations also will assume a termination (surrender) at the end of the particular period. Total returns may be shown at the same time that don't take into account deduction of the annual administrative charge that applies only to contracts whose Account Value is less than $50,000.

Standardized average annual total return shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Division's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Division during any portion of the period illustrated. Average annual total returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Non-standardized average annual total return will be calculated in a similar manner and for the same time periods as the standardized average annual total return and for three years except total return will assume an initial investment of $50,000. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. Accordingly, the deduction of the annual administrative charge is not reflected.

Cumulative total return is non-standardized and unaveraged. It reflects the simple percentage change in the value of a hypothetical investment in the Division over a stated period of time. In addition to the period since inception, cumulative total return may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

The Divisions may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Division over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

                                                                       All figures are unaudited.
                                                               Standardized Average Annual Total Return (1)
FOR THE PERIOD ENDED:  12/31/00
                                                                                                   SINCE
DIVISIONS                                        INCEPTION DATE (2)       1 YEAR      5 YEAR     INCEPTION
Select Ten Plus Division - March                       3/30/99           (4.80%)       n/a        (.66%)
Select Ten Plus Division - June                        6/30/98           (5.98%)       n/a        (.67%)
Select Ten Plus Division - September                   9/30/98            (.96%)       n/a        1.85%
Select Ten Plus Division - December                   12/31/98           (8.77%)       n/a        (.75%)

(1) Standardized average annual total return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect the deduction of the mortality and expense risk charge and administrative expenses totaling 1.35%, but exclude deductions for applicable premium tax charges.

(2) Inception date of the Division represents first trade date. Returns for Divisions in operation for less than one year aren't annualized.



FOR THE PERIOD ENDED 12/31/00
                                              AVERAGE ANNUAL RETURN                          CUMULATIVE TOTAL RETURN
                      INCEPTION    1 YEAR     5 YEAR       10 YEAR      SINCE         1 YEAR    5 YEAR  10 YEAR    SINCE
                        DATE                                          INCEPTION                                   INCEPTION
Select Ten Plus
Division - March       3/30/99     2.20%        n/a        n/a         3.23%          5.69%     n/a       n/a      2.20%
Select Ten Plus
Division - June        6/30/98     1.02%        n/a        n/a          .83%          4.33%     n/a       n/a      1.02%
Select Ten Plus
Division - September   9/30/98     6.04%        n/a        n/a         1.38%          4.64      n/a       n/a      6.04%
Select Ten Plus
Division - December    12/31/98   (1.77%)       n/a        n/a         1.99%          4.81%     n/a       n/a     (1.77%)


                           CALENDAR YEAR RETURN

                         1999     2000     2001
Select Ten Plus          2.35     0.97      .10%
Division - March
Select Ten Plus         (2.78)    5.50    (6.24%)
Division - June
Select Ten Plus         (1.41)    4.14    (3.74%)
Division - September
Select Ten Plus          3.82     2.92    (4.21%)
Division - December

(1) Non-standardized returns reflect all historical investment results based on a $50,000 hypothetical investment, less mortality and expense risk charge and administrative expenses totaling 1.35%.



PERFORMANCE COMPARISONS

Performance information for a Division may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Division may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds.

Each Division may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Division published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Division's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Divisions may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

For those Divisions which haven't been investment divisions within Separate Account Ten for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Divisions would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Account Ten for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for the Divisions. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Division; (ii) the historical fluctuation of the value of a single Division (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Division;
(iv) the historical performance of two or more market indices in relation to one another and/or one or more Divisions; (v) the historical performance of two or more market indices in comparison to a single Division or a group of Divisions;
(vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Divisions to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Division data sheets showing various information about one or more Divisions (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.


PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of a Division will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Division's accumulation unit value is calculated separately. The accumulation unit value is computed by dividing the value of the securities held by the Division plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 701/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 701/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 701/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 701/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.


PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, 250 East Fifth Street, Cincinnati, Ohio 45202, is our independent auditor and serves as independent auditor of Separate Account Ten. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account Ten as of December 31, 2000, and for the period indicated in the financial statements, and the statutory basis financial statements of Integrity as of and for the years ended December 31, 2000 and 1999 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of Separate Account Ten and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in Separate Account Ten.

                              Financial Statements

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                                DECEMBER 31, 2001
                       WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                              Financial Statements

                                December 31, 2001

                                    CONTENTS

Report of Independent Auditors                                               1

Audited Financial Statements

Statement of Assets and Liabilities                                          3
Statement of Operations                                                     17
Statements of Changes in Net Assets                                         31
Notes to Financial Statements                                               51

                         Report of Independent Auditors

Contract Holders
       Separate Account II of Integrity Life Insurance Company
Board of Directors
       Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of Integrity Life Insurance Company (comprising, respectively, the Gabelli Large Cap Value (Pinnacle(TM)), Gabelli Large Cap Value (Pinnacle IV(TM)), Harris Bretall Sullivan & Smith Equity Growth (Pinnacle(TM)), Harris Bretall Sullivan & Smith Equity Growth (Pinnacle IV(TM)), Third Avenue Value (Pinnacle(TM)), Third Avenue Value (Pinnacle IV(TM)), Baron Small Cap Value (Pinnacle(TM)), Baron Small Cap Value (Pinnacle IV(TM)), Deutsche VIT EAFE Equity Index (Pinnacle(TM)), Deutsche VIT EAFE Equity Index (Pinnacle IV(TM)), Deutsche VIT Equity 500 Index (Pinnacle(TM)), Deutsche VIT Equity 500 Index (Pinnacle IV(TM)), Deutsche VIT Small Cap Index (Pinnacle(TM)), Deutsche VIT Small Cap Index (Pinnacle IV(TM)), JPM Bond (Pinnacle(TM)), JPM Bond (Pinnacle IV(TM)), JPM International Opportunities (Pinnacle(TM)), JPM International Opportunities (Pinnacle IV(TM)), Morgan Stanley Emerging Markets Debt (Pinnacle(TM)), Morgan Stanley Emerging Markets Debt (Pinnacle IV(TM)), Morgan Stanley High Yield (Pinnacle(TM)), Morgan Stanley High Yield (Pinnacle IV(TM)), Morgan Stanley U.S. Real Estate (Pinnacle(TM)), Morgan Stanley U.S. Real Estate (Pinnacle IV(TM)), Morgan Stanley Asian Equity (Pinnacle(TM)), Van Kampen Bandwidth & Telecommunication (Pinnacle IV(TM)), Van Kampen Biotechnology & Pharmaceutical (Pinnacle(TM)), Van Kampen Biotechnology & Pharmaceutical (Pinnacle IV(TM)), Van Kampen Internet (Pinnacle IV(TM)), Van Kampen MS High-Tech 35 Index (Pinnacle(TM)), Van Kampen MS High-Tech 35 Index (Pinnacle IV(TM)) and Van Kampen MS U.S. Multinational (Pinnacle IV(TM)); INITIAL CLASS:
VIP Equity-Income (Pinnacle(TM)), VIP II Contrafund (Pinnacle(TM)), VIP III Growth & Income (Pinnacle(TM)) and VIP III Growth Opportunities (Pinnacle(TM)); INSTITUTIONAL SHARES: Janus Aspen Balanced (Pinnacle(TM)), Janus Aspen Capital Appreciation (Pinnacle(TM)), Janus Aspen Money Market (Pinnacle(TM)) and Janus Aspen Worldwide Growth (Pinnacle(TM)); SERVICE CLASS: VIP Growth (Pinnacle(TM)), VIP III MID Cap (Pinnacle(TM)), MFS Emerging Growth (Pinnacle(TM)), MFS Emerging Growth (Pinnacle IV(TM)), MFS Investors Trust (Pinnacle(TM)), MFS Investors Trust (Pinnacle IV(TM)), MFS Mid Cap Growth (Pinnacle(TM)), MFS Mid Cap Growth (Pinnacle IV(TM)), MFS New Discovery (Pinnacle(TM)), MFS New Discovery (Pinnacle IV(TM)), MFS Capital Opportunities (Pinnacle(TM)), MFS Capital Opportunities (Pinnacle IV(TM)), MFS Investors Growth Stock (Pinnacle IV(TM)), MFS Research (Pinnacle IV(TM)) and MFS Total Return (Pinnacle IV(TM)); SERVICE CLASS 2: VIP Contrafund (Pinnacle IV(TM)), VIP Dynamic Capital Appreciation (Pinnacle IV(TM)), VIP Equity-Income (Pinnacle IV(TM)), VIP Growth & Income (Pinnacle IV(TM)), VIP Growth (Pinnacle IV(TM)), VIP Growth Opportunities (Pinnacle IV(TM)), VIP Mid Cap (Pinnacle IV(TM)) and VIP Money Market (Pinnacle IV(TM)); SERVICE SHARES: Janus Aspen Aggressive Growth (Pinnacle(TM)), Janus Aspen Aggressive Growth (Pinnacle IV(TM)), Janus Aspen Balanced (Pinnacle IV(TM)), Janus Aspen Capital Appreciation (Pinnacle IV(TM)), Janus Aspen Core Equity (Pinnacle IV(TM)), Janus Aspen

Growth (Pinnacle(TM)), Janus Aspen Growth (Pinnacle IV(TM)), Janus Aspen International Growth (Pinnacle IV(TM)), Janus Aspen Strategic Value (Pinnacle(TM)), Janus Aspen Strategic Value (Pinnacle IV(TM)) and Janus Aspen Worldwide Growth (Pinnacle IV(TM)); and CLASS 1B SHARES: Putnam VT Growth & Income (Pinnacle(TM)), Putnam VT Growth & Income (Pinnacle IV(TM)), Putnam VT International Growth (Pinnacle(TM)), Putnam VT International Growth (Pinnacle IV(TM)), Putnam VT Small Cap Value (Pinnacle(TM)), Putnam VT Small Cap Value (Pinnacle IV(TM)), Putnam VT Technology (Pinnacle(TM)), Putnam VT Technology (Pinnacle IV(TM)), Putnam VT Voyager II (Pinnacle(TM)) and Putnam VT Voyager II (Pinnacle IV(TM)) Divisions) as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the transfer agents of the respective mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of Integrity Life Insurance Company at December 31, 2001, the results of their operations and the changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio                                          /s/ Ernst & Young LLP
April 5, 2002

             Separate Account II of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                                December 31,2001

                                                          --------------------------------------------------------------------------
                                                                                     AFFILIATED
                                                          --------------------------------------------------------------------------
                                                                                                  HARRIS BRETALL    HARRIS BRETALL
                                                                                                    SULLIVAN &        SULLIVAN &
                                                            GABELLI LARGE       GABELLI LARGE      SMITH EQUITY      SMITH EQUITY
                                                              CAP VALUE           CAP VALUE           GROWTH            GROWTH
                                                           (PINNACLE(TM))     (PINNACLE IV(TM))   (PINNACLE(TM))   (PINNACLE IV(TM))
                                               TOTAL          DIVISION             DIVISION          DIVISION          DIVISION
                                          ------------------------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)        $ 367,047,211   $      8,744,161   $          150,123   $   19,643,892   $         88,442

Receivable from (payable to) the general
 account of Integrity                            31,621             (9,881)                 (60)          15,507                (16)
                                          ------------------------------------------------------------------------------------------

NET ASSETS                                $ 367,078,832   $      8,734,280   $          150,063   $   19,659,399   $         88,426
                                          ==========================================================================================

Unit value                                                $          14.62   $             8.79   $        19.21   $           9.19
                                                          ==========================================================================

Units outstanding                                                  597,420               17,072        1,023,394              9,622
                                                          ==========================================================================

                                          ---------------------------------
                                                      AFFILIATED
                                          ---------------------------------
                                          THIRD AVENUE      THIRD AVENUE
                                              VALUE            VALUE
                                          (PINNACLE(TM))  (PINNACLE IV(TM))
                                            DIVISION          DIVISION
                                          ---------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)        $  27,693,006   $         568,873

Receivable from (payable to) the general
 account of Integrity                            (1,653)                (23)
                                          ---------------------------------

NET ASSETS                                $  27,691,353   $         568,850
                                          =================================

Unit value                                $       29.62   $            9.93
                                          =================================

Units outstanding                               934,887              57,286
                                          =================================

SEE ACCOMPANYING NOTES.

                                        3

                                     ----------------------------------
                                                  AFFILIATED
                                     ----------------------------------
                                         BARON             BARON
                                       SMALL CAP         SMALL CAP
                                         VALUE             VALUE
                                     (PINNACLE(TM))  (PINNACLE IV(TM))
                                        DIVISION          DIVISION
                                     ----------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $    4,368,098   $         154,675

Receivable from (payable to) the
  general account of Integrity                  104                  30
                                     ----------------------------------

NET ASSETS                           $    4,368,202   $         154,705
                                     ==================================

Unit value                           $        17.97   $           10.01
                                     ==================================

Units outstanding                           243,083              15,455
                                     ==================================

                                     --------------------------------------------------------------------------
                                                               NON-AFFILIATED
                                     --------------------------------------------------------------------------
                                       DEUTSCHE VIT        DEUTSCHE VIT      DEUTSCHE VIT        DEUTSCHE VIT
                                         EAFE                 EAFE             EQUITY              EQUITY
                                       EQUITY INDEX        EQUITY INDEX       500 INDEX          500 INDEX
                                      (PINNACLE(TM))    (PINNACLE IV(TM))   (PINNACLE(TM))    (PINNACLE IV(TM))
                                         DIVISION           DIVISION           DIVISION            DIVISION
                                     --------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $     2,233,949   $          49,451   $    28,005,583   $         403,289

Receivable from (payable to) the
  general account of Integrity                    128                   2             1,363                  40
                                     --------------------------------------------------------------------------

NET ASSETS                            $     2,234,077   $          49,453   $    28,006,946   $         403,329
                                     ==========================================================================

Unit value                            $          8.69   $            9.40   $         11.88   $            9.53
                                     ==========================================================================

Units outstanding                             257,086               5,261         2,357,487              42,322
                                     ==========================================================================

SEE ACCOMPANYING NOTES.

                                       4

                                     ------------------------------------------------------------------------
                                                                   NON-AFFILIATED
                                     ------------------------------------------------------------------------
                                      DEUTSCHE VIT
                                        SMALL CAP        DEUTSCHE VIT          JPM                 JPM
                                          INDEX        SMALL CAP INDEX         BOND                BOND
                                     (PINNACLE(TM))   (PINNACLE IV(TM))   (PINNACLE(TM))     (PINNACLE IV(TM))
                                       DIVISION           DIVISION           DIVISION            DIVISION
                                     ------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $    5,064,159   $          27,201   $    24,043,354   $         848,383

Receivable from (payable to) the
  general account of Integrity                  288                  (6)            5,163                (259)
                                     ------------------------------------------------------------------------

NET ASSETS                           $    5,064,447   $          27,195   $    24,048,517   $         848,124
                                     ========================================================================

Unit value                           $        10.31   $           10.05   $         12.19   $           10.21
                                     ========================================================================

Units outstanding                           491,217               2,706         1,972,807              83,068
                                     ========================================================================

                                     ------------------------------------
                                               NON-AFFILIATED
                                     ------------------------------------
                                            JPM                JPM
                                       INTERNATIONAL      INTERNATIONAL
                                      OPPORTUNITIES      OPPORTUNITIES
                                      (PINNACLE(TM))    (PINNACLE IV(TM))
                                         DIVISION           DIVISION
                                     ------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $     2,509,880   $          18,445

Receivable from (payable to) the
  general account of Integrity                  1,538                  11
                                     ------------------------------------

NET ASSETS                            $     2,511,418   $          18,456
                                     ====================================

Unit value                            $          8.56   $            9.77
                                     ====================================

Units outstanding                             293,390               1,889
                                     ====================================

SEE ACCOMPANYING NOTES.

                                       5

                                     -------------------------------------------------------------------------
                                                                   NON-AFFILIATED
                                     -------------------------------------------------------------------------
                                     MORGAN STANLEY    MORGAN STANLEY
                                        EMERGING          EMERGING         MORGAN STANLEY    MORGAN STANLEY
                                      MARKETS DEBT      MARKETS DEBT         HIGH YIELD        HIGH YIELD
                                     (PINNACLE(TM))  (PINNACLE IV(TM))     (PINNACLE(TM))   (PINNACLE IV(TM))
                                       DIVISION           DIVISION            DIVISION           DIVISION
                                     -------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $    1,492,440   $          10,785   $     6,486,133   $         580,901

Receivable from (payable to) the
  general account of Integrity                 (150)                  6             1,823                 131
                                     -------------------------------------------------------------------------

NET ASSETS                           $    1,492,290   $          10,791   $     6,487,956   $         581,032
                                     =========================================================================

Unit value                           $         9.93   $           10.59   $          9.18   $            9.64
                                     =========================================================================

Units outstanding                           150,281               1,019           706,749              60,273
                                     =========================================================================

                                     -----------------------------------
                                              NON-AFFILIATED
                                     -----------------------------------

                                      MORGAN STANLEY    MORGAN STANLEY
                                     U.S. REAL ESTATE  U.S. REAL ESTATE
                                      (PINNACLE(TM))   (PINNACLE IV(TM))
                                        DIVISION           DIVISION
                                     -----------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $     4,071,515   $          98,171

Receivable from (payable to) the
  general account of Integrity                   289                 (28)
                                     -----------------------------------

NET ASSETS                           $     4,071,804   $          98,143
                                     ===================================

Unit value                           $         11.99   $           10.22
                                     ===================================

Units outstanding                            339,600               9,603
                                     ===================================

SEE ACCOMPANYING NOTES.

                                        6

                                     -------------------------------------------------------------------------
                                                                   NON-AFFILIATED
                                     -------------------------------------------------------------------------
                                                         VAN KAMPEN         VAN KAMPEN         VAN KAMPEN
                                     MORGAN STANLEY      BANDWIDTH &      BIOTECHNOLOGY &    BIOTECHNOLOGY &
                                      ASIAN EQUITY    TELECOMMUNICATION   PHARMACEUTICAL     PHARMACEUTICAL
                                     (PINNACLE(TM))   (PINNACLE IV(TM))   (PINNACLE(TM))    (PINNACLE IV(TM))
                                        DIVISION          DIVISION           DIVISION           DIVISION
                                     -------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $            -   $          25,268   $     2,005,587   $          43,839

Receivable from (payable to) the
  general account of Integrity                    -                  (6)              293                 (11)
                                     -------------------------------------------------------------------------

NET ASSETS                           $            -   $          25,262   $     2,005,880   $          43,828
                                     =========================================================================

Unit value                           $            -   $            8.69   $          9.87   $            9.86
                                     =========================================================================

Units outstanding                                 -               2,907           203,230               4,445
                                     =========================================================================

                                     ---------------------------------------
                                              NON-AFFILIATED
                                     ---------------------------------------
                                                              VAN KAMPEN
                                        VAN KAMPEN           MS HIGH-TECH
                                         INTERNET              35 INDEX
                                      (PINNACLE IV(TM))     (PINNACLE(TM))
                                         DIVISION              DIVISION
                                     ---------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $           10,019   $          282,084

Receivable from (payable to) the
  general account of Integrity                        5                  (51)
                                     ---------------------------------------

NET ASSETS                           $           10,024   $          282,033
                                     =======================================

Unit value                           $             6.81   $             9.35
                                     =======================================

Units outstanding                                 1,472               30,164
                                     =======================================

SEE ACCOMPANYING NOTES.

                                        7

                                     ------------------------------------
                                                NON-AFFILIATED
                                     ------------------------------------
                                        VAN KAMPEN         VAN KAMPEN
                                       MS HIGH-TECH          MS U.S.
                                         35 INDEX         MULTINATIONAL
                                     (PINNACLE IV(TM))  (PINNACLE IV(TM))
                                         DIVISION           DIVISION
                                     ------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $          237   $             499

Receivable from (payable to) the
  general account of Integrity                    (3)                  3
                                     ------------------------------------

NET ASSETS                            $          234   $             502
                                     ====================================

Unit value                            $         9.35   $            9.66
                                     ====================================

Units outstanding                                 25                  52
                                     ====================================

                                     ------------------------------------------------------------------------------
                                                                  INITIAL CLASS NON-AFFILIATED
                                     ------------------------------------------------------------------------------
                                                                                 VIP III              VIP III
                                            VIP              VIP II              GROWTH &             GROWTH
                                       EQUITY-INCOME       CONTRAFUND             INCOME           OPPORTUNITIES
                                       (PINNACLE(TM))    (PINNACLE(TM))       (PINNACLE(TM))       (PINNACLE(TM))
                                          DIVISION          DIVISION             DIVISION            DIVISION
                                     ------------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $    17,866,545   $      18,520,651   $       13,653,403   $        5,933,096

Receivable from (payable to) the
  general account of Integrity                  6,929              (3,846)              (2,655)               3,062
                                     ------------------------------------------------------------------------------

NET ASSETS                            $    17,873,474   $      18,516,805   $       13,650,748   $        5,936,158
                                     ==============================================================================

Unit value                            $         11.66   $           12.19   $            12.07   $             8.97
                                     ==============================================================================

Units outstanding                           1,532,888           1,519,016            1,130,965              661,779
                                     ==============================================================================

SEE ACCOMPANYING NOTES.

                                        8

                                     -------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES NON-AFFILIATED
                                     -------------------------------------------------------------------------
                                                        JANUS ASPEN                            JANUS ASPEN
                                       JANUS ASPEN        CAPITAL           JANUS ASPEN         WORLDWIDE
                                        BALANCED        APPRECIATION        MONEY MARKET         GROWTH
                                     (PINNACLE(TM))    (PINNACLE(TM))      (PINNACLE(TM))     (PINNACLE(TM))
                                        DIVISION          DIVISION            DIVISION           DIVISION
                                     -------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $   42,221,817   $      26,113,724   $    27,340,083   $      28,787,041

Receivable from (payable to) the
  general account of Integrity                2,978              (6,746)            6,280               6,073
                                     -------------------------------------------------------------------------

NET ASSETS                           $   42,224,795   $      26,106,978   $    27,346,363   $      28,793,114
                                     =========================================================================

Unit value                           $        14.95   $           15.17   $         11.70   $           12.44
                                     =========================================================================

Units outstanding                         2,824,401           1,720,961         2,337,296           2,314,559
                                     =========================================================================

                                     ----------------------------------------
                                            SERVICE CLASS NON-AFFILIATED
                                     ----------------------------------------

                                            VIP                VIP III
                                           GROWTH              MID CAP
                                        (PINNACLE(TM))      (PINNACLE(TM))
                                          DIVISION            DIVISION
                                     ----------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $        4,527,278   $        9,461,008

Receivable from (payable to) the
  general account of Integrity                      (741)              (2,020)
                                     ----------------------------------------

NET ASSETS                            $        4,526,537   $        9,458,988
                                     ========================================

Unit value                            $             8.99   $            16.27
                                     ========================================

Units outstanding                                503,508              581,376
                                     ========================================

SEE ACCOMPANYING NOTES.

                                        9

                                     -------------------------------------------------------------------------
                                                          SERVICE CLASS NON-AFFILIATED
                                     -------------------------------------------------------------------------
                                          MFS              MFS
                                       EMERGING          EMERGING              MFS                MFS
                                        GROWTH            GROWTH          INVESTORS TRUST    INVESTORS TRUST
                                     (PINNACLE(TM))   (PINNACLE IV(TM))    (PINNACLE(TM))   (PINNACLE IV(TM))
                                        DIVISION         DIVISION            DIVISION           DIVISION
                                     -------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $    1,766,284   $          69,425   $     2,416,709   $          82,477

Receivable from (payable to) the
  general account of Integrity                  220                 (17)              500                 (35)
                                     -------------------------------------------------------------------------

NET ASSETS                           $    1,766,504   $          69,408   $     2,417,209   $          82,442
                                     =========================================================================

Unit value                           $         5.24   $            9.22   $          8.39   $            9.51
                                     =========================================================================

Units outstanding                           337,119               7,528           288,106               8,669
                                     =========================================================================

                                     ---------------------------------------
                                           SERVICE CLASS NON-AFFILIATED
                                     ---------------------------------------
                                            MFS                 MFS
                                          MID CAP             MID CAP
                                          GROWTH               GROWTH
                                       (PINNACLE(TM))    (PINNACLE IV(TM))
                                         DIVISION             DIVISION
                                     ---------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $        6,810,967   $          184,997

Receivable from (payable to) the
  general account of Integrity                    2,871                   18
                                     ---------------------------------------

NET ASSETS                           $        6,813,838   $          185,015
                                     =======================================

Unit value                           $             7.83   $             9.11
                                     =======================================

Units outstanding                               870,222               20,309
                                     =======================================

SEE ACCOMPANYING NOTES.

                                       10

                                     -------------------------------------------------------------------------
                                                          SERVICE CLASS NON-AFFILIATED
                                     -------------------------------------------------------------------------
                                                                                MFS                MFS
                                           MFS                MFS             CAPITAL            CAPITAL
                                      NEW DISCOVERY      NEW DISCOVERY      OPPORTUNITIES      OPPORTUNITIES
                                     (PINNACLE(TM))    (PINNACLE IV(TM))   (PINNACLE(TM))    (PINNACLE IV(TM))
                                        DIVISION           DIVISION           DIVISION           DIVISION
                                     -------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $    3,622,344   $         175,237   $     3,683,831   $         141,129

Receivable from (payable to) the
  general account of Integrity                1,491                   8             2,199                 (38)
                                     -------------------------------------------------------------------------
NET ASSETS                           $    3,623,835   $         175,245   $     3,686,030   $         141,091
                                     =========================================================================

Unit value                           $         8.67   $           10.06   $          6.58   $            9.02
                                     =========================================================================

Units outstanding                           417,974              17,420           560,187              15,642
                                     =========================================================================

                                     ---------------------------------------
                                           SERVICE CLASS NON-AFFILIATED
                                     ---------------------------------------
                                             MFS
                                          INVESTORS              MFS
                                        GROWTH STOCK           RESEARCH
                                      (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                           DIVISION            DIVISION
                                     ---------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $           49,756   $           28,859

Receivable from (payable to) the
  general account of Integrity                        2                  (14)
                                     ---------------------------------------
NET ASSETS                           $           49,758   $           28,845
                                     =======================================

Unit value                           $             9.44   $             9.32
                                     =======================================

Units outstanding                                 5,271                3,095
                                     =======================================

SEE ACCOMPANYING NOTES.

                                       11

                                     ----------------
                                      NON-AFFILATED   -------------------------------------------------------
                                      SERVICE CLASS                SERVICE CLASS 2 NON-AFFILIATED
                                     ---------------- -------------------------------------------------------
                                                                                VIP
                                                                              DYNAMIC
                                            MFS              VIP              CAPITAL             VIP
                                       TOTAL RETURN      CONTRAFUND         APPRECIATION      EQUITY-INCOME
                                     (PINNACLE IV(TM)) (PINNACLE IV(TM))  (PINNACLE IV(TM)) (PINNACLE IV(TM))
                                         DIVISION          DIVISION           DIVISION          DIVISION
                                     ---------------- -------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $      485,602   $         473,461   $        28,690   $         860,105

Receivable from (payable to) the
  general account of Integrity                  126                 193                15                 159
                                     ---------------- -------------------------------------------------------

NET ASSETS                           $      485,728   $         473,654   $        28,705   $         860,264
                                     ================ =======================================================

Unit value                           $         9.94   $            9.71   $          9.43   $            9.64
                                     ================ =======================================================

Units outstanding                            48,866              48,780             3,044              89,239
                                     ================ =======================================================

                                     ----------------------------------------
                                         SERVICE CLASS 2 NON-AFFILIATED
                                     ----------------------------------------
                                            VIP
                                           GROWTH &              VIP
                                           INCOME               GROWTH
                                      (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                          DIVISION             DIVISION
                                     ----------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $          265,018   $          383,647

Receivable from (payable to) the
  general account of Integrity                        25                  114
                                     ----------------------------------------

NET ASSETS                            $          265,043   $          383,761
                                     ========================================

Unit value                            $             9.90   $             9.42
                                     ========================================

Units outstanding                                 26,772               40,739
                                     ========================================

SEE ACCOMPANYING NOTES.

                                       12

                                     -------------------------------------------------------
                                                 SERVICE CLASS 2 NON-AFFILIATED
                                     -------------------------------------------------------
                                            VIP
                                          GROWTH              VIP                VIP
                                       OPPORTUNITIES         MIDCAP           MONEY MARKET
                                     (PINNACLE IV(TM)) (PINNACLE IV(TM))   (PINNACLE IV(TM))
                                         DIVISION           DIVISION           DIVISION
                                       -----------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)     $       44,993   $         404,533   $     2,237,232

Receivable from (payable to) the
  general account of Integrity                     (5)               (141)             (856)
                                     -------------------------------------------------------

NET ASSETS                             $       44,988   $         404,392   $     2,236,376
                                     =======================================================

Unit value                             $         9.58   $           10.23   $         10.05
                                     =======================================================

Units outstanding                               4,696              39,530           222,525
                                     =======================================================

                                     ------------------------------------------------------------
                                                      SERVICE SHARES NON-AFFILIATED
                                     ------------------------------------------------------------
                                         JANUS ASPEN        JANUS ASPEN
                                         AGGRESSIVE          AGGRESSIVE          JANUS ASPEN
                                           GROWTH              GROWTH             BALANCED
                                       (PINNACLE(TM))     (PINNACLE IV(TM))   (PINNACLE IV(TM))
                                          DIVISION             DIVISION            DIVISION
                                     ------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $       1,512,541   $           21,006   $          462,395

Receivable from (payable to) the
  general account of Integrity                    1,303                   (6)                 (37)
                                     ------------------------------------------------------------

NET ASSETS                            $       1,513,844   $           21,000   $          462,358
                                     ============================================================

Unit value                            $            4.02   $             8.75   $             9.89
                                     ============================================================

Units outstanding                               376,578                2,400               46,750
                                     ============================================================

SEE ACCOMPANYING NOTES.

                                       13

                                     --------------------------------------------------------------------------
                                                             SERVICE SHARES NON-AFFILIATED
                                     --------------------------------------------------------------------------
                                       JANUS ASPEN
                                         CAPITAL          JANUS ASPEN        JANUS ASPEN       JANUS ASPEN
                                       APPRECIATION       CORE EQUITY          GROWTH             GROWTH
                                     (PINNACLE IV(TM)) (PINNACLE IV(TM))    (PINNACLE(TM))   (PINNACLE IV(TM))
                                         DIVISION          DIVISION            DIVISION          DIVISION
                                     --------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $      143,250   $          23,395   $     1,593,558   $         439,385

Receivable from (payable to) the
  general account of Integrity                     3                  (4)              (20)                (47)
                                     --------------------------------------------------------------------------

NET ASSETS                            $      143,253   $          23,391   $     1,593,538   $         439,338
                                     ==========================================================================

Unit value                            $         9.46   $            9.63   $          6.39   $            9.06
                                     ==========================================================================

Units outstanding                             15,143               2,429           249,380              48,492
                                     ==========================================================================

                                     ---------------------------------------
                                         SERVICE SHARES NON-AFFILIATED
                                     ---------------------------------------
                                        JANUS ASPEN
                                       INTERNATIONAL         JANUS ASPEN
                                          GROWTH           STRATEGIC VALUE
                                     (PINNACLE IV(TM))      (PINNACLE(TM))
                                         DIVISION              DIVISION
                                     ---------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $           58,175   $        1,872,680

Receivable from (payable to) the
  general account of Integrity                      (15)                 (81)
                                     ---------------------------------------

NET ASSETS                           $           58,160   $        1,872,599
                                     =======================================

Unit value                           $             9.61   $             8.67
                                     =======================================

Units outstanding                                 6,052              215,986
                                     =======================================

SEE ACCOMPANYING NOTES.

                                       14

                                     ------------------------------------
                                         SERVICE SHARES NON-AFFILIATED
                                     ------------------------------------
                                                           JANUS ASPEN
                                        JANUS ASPEN         WORLDWIDE
                                      STRATEGIC VALUE        GROWTH
                                     (PINNACLE IV(TM))  (PINNACLE IV(TM))
                                         DIVISION          DIVISION
                                     ------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $       25,939   $         501,890

Receivable from (payable to) the
  general account of Integrity                   (10)               (152)
                                     ------------------------------------

NET ASSETS                            $       25,929   $         501,738
                                     ====================================

Unit value                            $         9.47   $            9.48
                                     ====================================

Units outstanding                              2,738              52,926
                                     ====================================

                                     ------------------------------------------------------------------------------
                                                              CLASS 1B SHARES NON-AFFILIATED
                                     ------------------------------------------------------------------------------
                                         PUTNAM VT          PUTNAM VT            PUTNAM VT           PUTNAM VT
                                         GROWTH &           GROWTH &           INTERNATIONAL       INTERNATIONAL
                                         INCOME              INCOME               GROWTH              GROWTH
                                      (PINNACLE(TM))    (PINNACLE IV(TM))     (PINNACLE(TM))     (PINNACLE IV(TM))
                                         DIVISION           DIVISION             DIVISION             DIVISION
                                     ------------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $       194,427   $         191,071   $          485,167   $           62,716

Receivable from (payable to) the
  general account of Integrity                     53                  72                 (114)                  10
                                     ------------------------------------------------------------------------------

NET ASSETS                            $       194,480   $         191,143   $          485,053   $           62,726
                                     ==============================================================================

Unit value                            $          9.51   $            9.53   $             9.59   $             9.68
                                     ==============================================================================

Units outstanding                              20,450              20,057               50,579                6,480
                                     ==============================================================================

SEE ACCOMPANYING NOTES.

                                       15

                                     --------------------------------------------------------------------------
                                                              CLASS 1B SHARES NON-AFFILIATED
                                     --------------------------------------------------------------------------
                                        PUTNAM VT          PUTNAM VT
                                        SMALL CAP          SMALL CAP          PUTNAM VT          PUTNAM VT
                                          VALUE              VALUE            TECHNOLOGY        TECHNOLOGY
                                      (PINNACLE(TM))   (PINNACLE IV(TM))    (PINNACLE(TM))   (PINNACLE IV(TM))
                                         DIVISION          DIVISION           DIVISION           DIVISION
                                     --------------------------------------------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)    $      740,896   $         182,768   $        17,637   $          25,433

Receivable from (payable to) the
  general account of Integrity                    23                 (64)                -                 (13)
                                     --------------------------------------------------------------------------

NET ASSETS                            $      740,919   $         182,704   $        17,637   $          25,420
                                     ==========================================================================

Unit value                            $        10.21   $           10.17   $          8.93   $            8.96
                                     ==========================================================================

Units outstanding                             72,568              17,965             1,975               2,837
                                     ==========================================================================

                                     ---------------------------------------
                                          CLASS 1B SHARES NON-AFFILIATED
                                     ---------------------------------------
                                        PUTNAM VT             PUTNAM VT
                                        VOYAGER II            VOYAGER II
                                      (PINNACLE(TM))      (PINNACLE IV(TM))
                                         DIVISION              DIVISION
                                     ---------------------------------------
ASSETS
Investments, at value
  (aggregate cost of $423,509,580)   $           93,980   $           36,518

Receivable from (payable to) the
  general account of Integrity                      (14)                   8
                                     ---------------------------------------

NET ASSETS                           $           93,966   $           36,526
                                     =======================================

Unit value                           $             8.95   $             9.03
                                     =======================================

Units outstanding                                10,499                4,045
                                     =======================================

SEE ACCOMPANYING NOTES.

             Separate Account II of Integrity Life Insurance Company

                             Statement of Operations

                        Periods Ended December 31, 2001

                                                                           GABELLI LARGE     HARRIS BRETALL
                                                       GABELLI LARGE        CAP VALUE       SULLIVAN & SMITH
                                                         CAP VALUE       (PINNACLE IV(TM))    EQUITY GROWTH
                                                       (PINNACLE(TM))        DIVISION        (PINNACLE(TM))
                                         TOTAL            DIVISION          -JULY 30*-          DIVISION
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $   11,931,750   $         315,076   $           952   $       1,884,335

EXPENSES
  Mortality and expense risk and
    administrative charges                5,018,168             143,301               691             323,429
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)              6,913,582             171,775               261           1,560,906

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments              (25,138,817)         (2,042,394)           (2,930)         (1,712,348)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period             (24,318,646)         (2,189,020)                -          (7,178,892)
        End of period                   (56,462,369)         (2,306,723)            5,801         (16,183,863)
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                 (32,143,723)           (117,703)            5,801          (9,004,971)
                                     -------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                 (57,282,540)         (2,160,097)            2,871         (10,717,319)
                                     -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $  (50,368,958)  $      (1,988,322)  $         3,132   $      (9,156,413)
                                     =========================================================================

                                       HARRIS BRETALL
                                      SULLIVAN & SMITH                              THIRD AVENUE
                                        EQUITY GROWTH       THIRD AVENUE                VALUE
                                      (PINNACLE IV(TM))        VALUE              (PINNACLE IV(TM))
                                          DIVISION         (PINNACLE(TM))             DIVISION
                                          -JULY 20*-         DIVISION                -JULY 30*-
                                     --------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $              605   $          200,253     $            1,074

EXPENSES
  Mortality and expense risk and
    administrative charges                          200              322,456                  1,484
                                     --------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        405             (122,203)                  (410)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                          (16)          (1,445,734)                (5,766)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -           (3,670,973)                     -
        End of period                             2,990              429,987                 30,358
                                     --------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                           2,990            4,100,960                 30,358
                                     --------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           2,974            2,655,226                 24,592
                                     --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $            3,379   $        2,533,023     $           24,182
                                     ==============================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                            BARON                             DEUTSCHE VIT
                                         BARON            SMALL CAP         DEUTSCHE VIT          EAFE
                                       SMALL CAP            VALUE               EAFE          EQUITY INDEX
                                         VALUE        (PINNACLE IV(TM))     EQUITY INDEX    (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION         (PINNACLE(TM))       DIVISION
                                        DIVISION         -JULY 30*-           DIVISION          -JULY 30*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $               -   $             -   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                   51,227                 274            35,052                  99
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                (51,227)               (274)          (35,052)                (99)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                  (20,245)                (17)         (676,222)                 (5)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                 (51,326)                  -          (183,529)                  -
        End of period                       222,248              10,159             8,886                 415
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                     273,574              10,159           192,415                 415
                                     -------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                     253,329              10,142          (483,807)                410
                                     -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $      202,102   $           9,868   $      (518,859)  $             311
                                     =========================================================================

                                                              DEUTSCHE VIT
                                        DEUTSCHE VIT             EQUITY
                                           EQUITY             500 INDEX
                                          500 INDEX        (PINNACLE IV(TM))
                                       (PINNACLE(TM))          DIVISION
                                          DIVISION            -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $          259,391   $            3,531

EXPENSES
  Mortality and expense risk and
    administrative charges                      401,686                1,140
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                   (142,295)               2,391

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                     (593,255)               8,594
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                     799,463                    -
        End of period                        (3,011,572)               4,397
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                      (3,811,035)               4,397
                                     ---------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      (4,404,290)              12,991
                                     ---------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $       (4,546,585)  $           15,382
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                        DEUTSCHE VIT
                                      DEUTSCHE VIT       SMALL CAP                                JPM
                                       SMALL CAP           INDEX               JPM                BOND
                                         INDEX        (PINNACLE IV(TM))        BOND          (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION         (PINNACLE(TM))       DIVISION
                                        DIVISION         -JULY 30*-           DIVISION          -JULY 24*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $      265,369   $           1,125   $     1,642,058   $          34,505

EXPENSES
  Mortality and expense risk and
    administrative charges                   70,850                  35           309,068               2,405
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                194,519               1,090         1,332,990              32,100

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                  392,984                  62           314,541               1,179
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                 214,696                   -           231,081                   -
        End of period                      (394,169)                377          (314,625)            (31,293)
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                    (608,865)                377          (545,706)            (31,293)
                                     -------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                    (215,881)                439          (231,165)            (30,114)
                                     -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $      (21,362)  $           1,529   $     1,101,825   $           1,986
                                     =========================================================================

                                                                  JPM
                                           JPM               INTERNATIONAL
                                       INTERNATIONAL         OPPORTUNITIES
                                       OPPORTUNITIES       (PINNACLE IV(TM))
                                      (PINNACLE(TM))           DIVISION
                                         DIVISION             -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $           94,048   $            1,016

EXPENSES
  Mortality and expense risk and
    administrative charges                       36,747                  287
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                     57,301                  729

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (1,317,645)               4,612
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                    (565,664)                   -
        End of period                            46,542                  387
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                         612,206                  387
                                     ---------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        (705,439)               4,999
                                     ---------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $         (648,138)  $            5,728
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                       MORGAN STANLEY
                                     MORGAN STANLEY       EMERGING                           MORGAN STANLEY
                                        EMERGING        MARKETS DEBT      MORGAN STANLEY       HIGH YIELD
                                      MARKETS DEBT    (PINNACLE IV(TM))     HIGH YIELD      (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION        (PINNACLE(TM))        DIVISION
                                       DIVISION          -JULY 30*-          DIVISION          -JULY 30*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $      130,717   $             944   $       738,469   $          58,887

EXPENSES
  Mortality and expense risk and
    administrative charges                   22,424                  20            88,273               2,044
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                108,293                 924           650,196              56,843

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   50,736                  25        (1,572,349)             18,003
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                  13,151                   -        (1,607,564)                  -
        End of period                       (17,186)               (619)         (976,085)            (51,400)
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                     (30,337)               (619)          631,479             (51,400)
                                     -------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      20,399                (594)         (940,870)            (33,397)
                                     -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $      128,692   $             330   $      (290,674)  $          23,446
                                     =========================================================================

                                                            MORGAN STANLEY
                                       MORGAN STANLEY      U.S. REAL ESTATE
                                      U.S. REAL ESTATE     (PINNACLE IV(TM))
                                       (PINNACLE(TM))          DIVISION
                                         DIVISION             -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $          178,643   $            3,633

EXPENSES
  Mortality and expense risk and
    administrative charges                       53,029                  331
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                    125,614                3,302

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                      459,136                3,910
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                     333,143                    -
        End of period                           150,719                   (2)
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                        (182,424)                  (2)
                                     ---------------------------------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                         276,712                3,908
                                     ---------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $          402,326   $            7,210
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                         VAN KAMPEN         VAN KAMPEN         VAN KAMPEN
                                                         BANDWIDTH &      BIOTECHNOLOGY &    BIOTECHNOLOGY &
                                     MORGAN STANLEY   TELECOMMUNICATION    PHARMACEUTICAL    PHARMACEUTICAL
                                      ASIAN EQUITY    (PINNACLE IV(TM))   (PINNACLE(TM))    (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION           DIVISION           DIVISION
                                       DIVISION          -JULY 30*-         -JULY 30*-         -JULY 30*-
                                     ------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $             144   $         5,396   $              91

EXPENSES
  Mortality and expense risk and
    administrative charges                    9,602                  64             5,327                  82
                                     ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 (9,602)                 80                69                   9

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                 (264,359)                 59               488                   6
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                (304,043)                  -                 -                   -
        End of period                             -               1,551            75,457               1,123
                                     ------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                     304,043               1,551            75,457               1,123
                                     ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      39,684               1,610            75,945               1,129
                                     ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $       30,082   $           1,690   $        76,014   $           1,138
                                     ========================================================================

                                                              VAN KAMPEN
                                         VAN KAMPEN          MS HIGH-TECH
                                          INTERNET             35 INDEX
                                      (PINNACLE 1V(TM))     (PINNACLE(TM))
                                          DIVISION             DIVISION
                                         -JULY 30*-         -SEPTEMBER 21*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $                -   $              635

EXPENSES
  Mortality and expense risk and
    administrative charges                           13                  273
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                        (13)                 362

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                            1                  483
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -                    -
        End of period                               415              (23,596)
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                             415              (23,596)
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                             416              (23,113)
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $              403   $          (22,751)
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                       VAN KAMPEN        VAN KAMPEN
                                      MS HIGH-TECH         MS U.S.
                                        35 INDEX        MULTINATIONAL
                                    (PINNACLE IV(TM)) (PINNACLE IV(TM))
                                        DIVISION          DIVISION
                                       -JULY 30*-        -JULY 30*-
                                     ----------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                        -                   -
                                     ----------------------------------
NET INVESTMENT INCOME (LOSS)                      -                   -

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                        -                   -
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                       -                   -
        End of period                           (12)                  -
                                     ----------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                         (12)                  -
                                     ----------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                         (12)                  -
                                     ----------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $          (12)  $               -
                                     ==================================

                                     -----------------------------------------------------------------------------
                                                                  INITIAL CLASS
                                     -----------------------------------------------------------------------------
                                                                                VIP III              VIP III
                                           VIP               VIP II            GROWTH &              GROWTH
                                      EQUITY-INCOME        CONTRAFUND           INCOME            OPPORTUNITIES
                                      (PINNACLE(TM))     (PINNACLE(TM))      (PINNACLE(TM))      (PINNACLE(TM))
                                        DIVISION            DIVISION           DIVISION             DIVISION
                                    ------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $     1,042,153   $         851,873   $          787,066   $           27,674

EXPENSES
  Mortality and expense risk and
    administrative charges                   234,722             277,933              192,239               90,614
                                    ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 807,431             573,940              594,827              (62,940)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                  (476,588)         (2,263,915)            (153,811)            (791,789)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                  224,551            (692,459)             (70,274)          (1,822,178)
        End of period                     (1,389,646)         (2,611,833)          (2,134,530)          (2,273,298)
                                    ------------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                   (1,614,197)         (1,919,374)          (2,064,256)            (451,120)
                                    ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                   (2,090,785)         (4,183,289)          (2,218,067)          (1,242,909)
                                    ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $    (1,283,354)  $      (3,609,349)  $       (1,623,240)  $       (1,305,849)
                                    =========-====================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     -------------------------------------------------------------------------
                                                              INSTITUTIONAL SHARES
                                     -------------------------------------------------------------------------
                                                         JANUS ASPEN                          JANUS ASPEN
                                      JANUS ASPEN          CAPITAL         JANUS ASPEN         WORLDWIDE
                                        BALANCED        APPRECIATION       MONEY MARKET         GROWTH
                                     (PINNACLE(TM))    (PINNACLE(TM))     (PINNACLE(TM))     (PINNACLE(TM))
                                        DIVISION          DIVISION           DIVISION           DIVISION
                                    --------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $    1,168,098   $         391,400   $       842,544   $         160,084

EXPENSES
  Mortality and expense risk and
    administrative charges                  634,764             453,916           291,424             480,158
                                     --------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                533,334             (62,516)          551,120            (320,074)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                3,158,429            (369,509)                -          (9,676,839)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period               6,955,903            (425,860)                2         (11,737,728)
        End of period                       174,323          (9,950,175)                1         (12,393,373)
                                     --------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                  (6,781,580)         (9,524,315)               (1)           (655,645)
                                     --------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                  (3,623,151)         (9,893,824)               (1)        (10,332,484)
                                     --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $   (3,089,817)  $      (9,956,340)  $       551,119   $     (10,652,558)
                                     ==========================================================================

                                     ---------------------------------------
                                                  SERVICE CLASS
                                     ---------------------------------------
                                            VIP                VIP III
                                           GROWTH              MID CAP
                                       (PINNACLE(TM))       (PINNACLE(TM))
                                          DIVISION             DIVISION
                                     ----------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $          234,072   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                       54,989              120,787
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                    179,083             (120,787)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (1,291,800)            (179,071)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                    (473,912)             403,748
        End of period                          (165,804)             169,593
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                         308,108             (234,155)
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        (983,692)            (413,226)
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $         (804,609)  $         (534,013)
                                     ===============-=======================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ---------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                     ---------------------------------------------------------------------------
                                                            MFS
                                          MFS             EMERGING                                MFS
                                       EMERGING            GROWTH               MFS          INVESTORS TRUST
                                        GROWTH        (PINNACLE IV(TM))   INVESTORS TRUST   (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION         (PINNACLE(TM))       DIVISION
                                       DIVISION           -JULY 30*-         DIVISION          -JULY 30*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $      106,101   $               -   $        40,043   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                   24,217                 113            22,925                 278
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 81,884                (113)           17,118                (278)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                 (308,018)                 (3)         (199,416)             (2,169)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                (345,167)                  -            (5,802)                  -
        End of period                      (955,342)              2,953           (96,666)             (1,019)
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                    (610,175)              2,953           (90,864)             (1,019)
                                     -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                    (918,193)              2,950          (290,280)             (3,188)
                                     -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $     (836,309)  $           2,837   $      (273,162)  $          (3,466)
                                     =========================================================================

                                     ---------------------------------------
                                                SERVICE CLASS
                                     ---------------------------------------
                                                                MFS
                                           MFS                MID CAP
                                         MID CAP              GROWTH
                                         GROWTH           (PINNACLE IV(TM))
                                      (PINNACLE(TM))          DIVISION
                                         DIVISION            -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $           50,711   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                       71,854                  354
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                    (21,143)                (354)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (1,183,977)                (122)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                    (263,456)                   -
        End of period                          (395,357)              11,513
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                        (131,901)              11,513
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      (1,315,878)              11,391
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $       (1,337,021)  $           11,037
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ---------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                     ---------------------------------------------------------------------------
                                                                                                  MFS
                                                            MFS                MFS             CAPITAL
                                         MFS            NEW DISCOVERY         CAPITAL         OPPORTUNITIES
                                     NEW DISCOVERY    (PINNACLE IV(TM))    OPPORTUNITIES    (PINNACLE IV(TM))
                                     (PINNACLE(TM))       DIVISION         (PINNACLE(TM))       DIVISION
                                       DIVISION          -JULY 20*-          DIVISION          -JULY 30*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $       74,047   $               -   $       309,081   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                   39,576                 339            52,421                 297
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 34,471                (339)          256,660                (297)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                 (348,595)               (50)         (569,700)             (8,654)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                (134,234)                  -          (518,709)                  -
        End of period                      (174,230)             16,982        (1,430,820)              7,251
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                     (39,996)             16,982          (912,111)              7,251
                                     -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                    (388,591)             16,932        (1,481,811)             (1,403)
                                     -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $     (354,120)  $          16,593   $    (1,225,151)  $          (1,700)
                                     =========================================================================

                                     ---------------------------------------
                                                SERVICE CLASS
                                     ---------------------------------------
                                            MFS
                                         INVESTORS                MFS
                                        GROWTH STOCK           RESEARCH
                                      (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                          DIVISION              DIVISION
                                         -JULY 30*-           -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $                -   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                          281                  448
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                       (281)                (448)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                         (238)              10,694
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -                    -
        End of period                            (2,811)               1,403
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                          (2,811)               1,403
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                          (3,049)              12,097
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $           (3,330)  $           11,649
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ----------------- --------------------------------------------------------
                                      SERVICE CLASS                        SERVICE CLASS 2
                                     ----------------- --------------------------------------------------------
                                                                                VIP
                                                                              DYNAMIC
                                          MFS                VIP              CAPITAL               VIP
                                     TOTAL RETURN         CONTRAFUND        APPRECIATION       EQUITY-INCOME
                                     (PINNACLE IV(TM)) (PINNACLE IV(TM))  (PINNACLE IV(TM))  (PINNACLE IV(TM))
                                        DIVISION           DIVISION           DIVISION            DIVISION
                                       -JULY 30*-         -JULY 20*-          -JULY 30*-         -JULY 30*-
                                     ----------------- --------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $             -    $              -   $             -   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                       888               1,024                61               2,013
                                     ----------------- --------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (888)             (1,024)              (61)             (2,013)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                       (53)                (79)               10               6,447
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                        -                   -                 -                   -
        End of period                          9,111              14,713             1,655              14,842
                                     ----------------- --------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                        9,111              14,713             1,655              14,842
                                     ----------------- --------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        9,058              14,634             1,665              21,289
                                     ---------------- ---------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $         8,170    $         13,610   $         1,604   $          19,276
                                     ================ =========================================================

                                     ---------------------------------------
                                                SERVICE CLASS 2
                                     ---------------------------------------
                                            VIP
                                          GROWTH &                VIP
                                          INCOME                GROWTH
                                      (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                          DIVISION             DIVISION
                                         -JULY 30*-           -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $                -   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                          543                  787
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                       (543)                (787)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                         (350)              18,200
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -                    -
        End of period                             3,571                  335
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                           3,571                  335
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           3,221               18,535
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $            2,678   $           17,748
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ----------------------------------------------------
                                                      SERVICE CLASS 2
                                     ----------------------------------------------------
                                          VIP
                                        GROWTH              VIP                 VIP
                                     OPPORTUNITIES        MID CAP           MONEY MARKET
                                   (PINNACLE IV(TM)) (PINNACLE IV(TM))  (PINNACLE IV(TM))
                                        DIVISION          DIVISION           DIVISION
                                       -JULY 30*-        -JULY 20*-          -JULY 30*-
                                     ----------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $               -   $        12,758

EXPENSES
  Mortality and expense risk and
    administrative charges                       69                 757             7,798
                                     ----------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (69)               (757)            4,960

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                      (94)             (2,349)                -
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                       -                   -                 -
        End of period                           867              17,199                 -
                                     ----------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                         867              17,199                 -
                                     ----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                         773              14,850                 -
                                     ----------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $          704   $          14,093   $         4,960
                                     ====================================================

                                     ------------------------------------------------------------
                                                                SERVICE SHARES
                                     ------------------------------------------------------------
                                                             JANUS ASPEN
                                          JANUS ASPEN         AGGRESSIVE          JANUS ASPEN
                                           AGGRESSIVE          GROWTH               BALANCED
                                            GROWTH         (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                         (PINNACLE(TM))        DIVISION              DIVISION
                                            DIVISION           -JULY 20*-            -JULY 30*-
                                     ------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                $               -   $                -   $            3,921

EXPENSES
  Mortality and expense risk and
    administrative charges                       24,146                   30                1,249
                                     ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (24,146)                 (30)               2,672

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (1,417,577)                (100)              (1,329)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                    (953,682)                   -                    -
        End of period                          (548,791)                 335                   91
                                     ------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                         404,891                  335                   91
                                     ------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      (1,012,686)                 235               (1,238)
                                     ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $      (1,036,832)  $              205   $            1,434
                                     ============================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ---------------------------------------------------------------------------
                                                                    SERVICE SHARES
                                     ---------------------------------------------------------------------------
                                      JANUS ASPEN
                                        CAPITAL          JANUS ASPEN                          JANUS ASPEN
                                      APPRECIATION       CORE EQUITY        JANUS ASPEN         GROWTH
                                    (PINNACLE IV(TM)) (PINNACLE IV(TM))       GROWTH        (PINNACLE IV(TM))
                                        DIVISION          DIVISION        (PINNACLE(TM))        DIVISION
                                       -JULY 30*-        -JULY 30*-          DIVISION           -JULY 30*-
                                     ---------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $          245   $              43   $         3,101   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                      327                  47            19,997                 885
                                     ---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (82)                 (4)          (16,896)               (885)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (6,349)                  2          (568,105)                812
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                       -                   -          (292,144)                  -
        End of period                         6,690                 455          (153,732)             15,697
                                     ---------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                       6,690                 455           138,412              15,697
                                     ---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                         341                 457          (429,693)             16,509
                                     ---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $          259   $             453   $      (446,589)  $          15,624
                                     ===========================================================================

                                     ---------------------------------------
                                                  SERVICE SHARES
                                     ---------------------------------------
                                        JANUS ASPEN
                                       INTERNATIONAL
                                          GROWTH               JANUS ASPEN
                                      (PINNACLE IV(TM))      STRATEGIC VALUE
                                          DIVISION            (PINNACLE(TM))
                                         -JULY 30*-             DIVISION
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $               74   $            5,443

EXPENSES
  Mortality and expense risk and
    administrative charges                          139               24,888
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                        (65)             (19,445)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                           (5)            (135,844)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -               (7,768)
        End of period                             3,010              (81,528)
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                           3,010              (73,760)
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           3,005             (209,604)
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $            2,940   $         (229,049)
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     -----------------------------------
                                              SERVICE SHARES
                                     -----------------------------------
                                                        JANUS ASPEN
                                      JANUS ASPEN        WORLDWIDE
                                     STRATEGIC VALUE      GROWTH
                                    (PINNACLE IV(TM)) (PINNACLE IV(TM))
                                       DIVISION           DIVISION
                                      -JULY 30*-         -JULY 30*-
                                     -----------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $             321

EXPENSES
  Mortality and expense risk and
    administrative charges                       70                 689
                                     -----------------------------------
NET INVESTMENT INCOME (LOSS)                    (70)               (368)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                      (70)               (262)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                       -                   -
        End of period                         1,141              11,556
                                     -----------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                       1,141              11,556
                                     -----------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                       1,071              11,294
                                     -----------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $        1,001   $          10,926
                                     ===================================

                                     -----------------------------------------------------------------------------
                                                                   CLASS 1B SHARES
                                     -----------------------------------------------------------------------------
                                        PUTNAM VT          PUTNAM VT           PUTNAM VT           PUTNAM VT
                                         GROWTH &           GROWTH &         INTERNATIONAL       INTERNATIONAL
                                         INCOME             INCOME              GROWTH              GROWTH
                                     (PINNACLE(TM))    (PINNACLE IV(TM))     (PINNACLE(TM))     (PINNACLE IV(TM))
                                         DIVISION          DIVISION            DIVISION            DIVISION
                                       -AUGUST 22*-       -JULY 30*-          -AUGUST 6*-          -JULY 30*-
                                     -----------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $             -   $               -   $                -   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                       561                 511                  947                  113
                                     -----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (561)               (511)                (947)                (113)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                    (2,546)             (1,927)              29,865                   (4)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                        -                   -                    -                    -
        End of period                          7,907               1,861               12,908                1,922
                                     -----------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                        7,907               1,861               12,908                1,922
                                     -----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        5,361                 (66)              42,773                1,918
                                     -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $         4,800   $            (577)  $           41,826   $            1,805
                                     =============================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     -------------------------------------------------------------------------
                                                                   CLASS 1B SHARES
                                     -------------------------------------------------------------------------
                                       PUTNAM VT         PUTNAM VT
                                       SMALL CAP          SMALL CAP           PUTNAM VT         PUTNAM VT
                                         VALUE              VALUE            TECHNOLOGY         TECHNOLOGY
                                     (PINNACLE(TM))   (PINNACLE IV(TM))    (PINNACLE(TM))    (PINNACLE IV(TM))
                                        DIVISION          DIVISION           DIVISION            DIVISION
                                       -JULY 17*-        -JULY 30*-        -DECEMBER 19*-      -JULY 30*-
                                     -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $            -   $               -   $             -   $               -

EXPENSES
  Mortality and expense risk and
    administrative charges                    2,405                 382                 8                  68
                                     -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 (2,405)               (382)               (8)                (68)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                   (2,744)               (780)                -                  10
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                       -                   -                 -                   -
        End of period                        83,637              17,653              (499)                797
                                     -------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                      83,637              17,653              (499)                797
                                     -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      80,893              16,873              (499)                807
                                     -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $       78,488   $          16,491   $          (507)  $             739
                                     =========================================================================

                                     ---------------------------------------
                                                 CLASS 1B SHARES
                                     ---------------------------------------

                                         PUTNAM VT           PUTNAM VT
                                         VOYAGER II          VOYAGER II
                                       (PINNACLE(TM))    (PINNACLE IV(TM))
                                          DIVISION            DIVISION
                                        -NOVEMBER 1*-        -JULY 30*-
                                     ---------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $                -   $                -

EXPENSES
  Mortality and expense risk and
    administrative charges                          123                   81
                                     ---------------------------------------
NET INVESTMENT INCOME (LOSS)                       (123)                 (81)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on
      sales of investments                           19                   (8)
    Net unrealized appreciation
      (depreciation) of
      investments:
        Beginning of period                           -                    -
        End of period                             3,035                1,411
                                     ---------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                           3,035                1,411
                                     ---------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           3,054                1,403
                                     ---------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $            2,931   $            1,322
                                     =======================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

             Separate Account II of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                        Periods Ended December 31, 2001

                                                                           GABELLI LARGE        HARRIS BRETALL
                                                        GABELLI LARGE        CAP VALUE         SULLIVAN & SMITH
                                                          CAP VALUE       (PINNACLE IV(TM))     EQUITY GROWTH
                                                        (PINNACLE(TM))        DIVISION           (PINNACLE(TM))
                                          TOTAL            DIVISION          -JULY 30*-            DIVISION
                                     ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $    6,913,582   $         171,775   $             261   $       1,560,906
    Net realized gain (loss) on
      sales of investments              (25,138,817)         (2,042,394)             (2,930)         (1,712,348)
    Change in net unrealized
      appreciation/depreciation
      during the period                 (32,143,723)           (117,703)              5,801          (9,004,971)
                                     ---------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations      (50,368,958)         (1,988,322)              3,132          (9,156,413)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                            39,370,372           1,059,160              95,769             737,277
    Contract terminations and
      benefits                          (37,236,275)         (1,729,664)            (80,677)         (2,933,940)
    Net transfers among investment
      options                            20,803,799           2,465,698             131,839          (2,235,383)
    Contract maintenance charges           (123,232)             (2,611)                  -              (8,898)
                                     ---------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                           22,814,664           1,792,583             146,931          (4,440,944)
                                     ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS       (27,554,294)           (195,739)            150,063         (13,597,357)

Net assets, beginning of year           394,633,126           8,930,019                   -          33,256,756
                                     ---------------------------------------------------------------------------

NET ASSETS, END OF YEAR              $  367,078,832   $       8,734,280   $         150,063   $      19,659,399
                                     ===========================================================================

UNIT TRANSACTIONS
  Units purchased                                                60,554            10,603              33,404
  Units redeemed                                               (104,408)           (9,366)           (136,936)
  Units transferred                                             126,872            15,835            (103,894)
                                                      ----------------------------------------------------------
Net increase (decrease) in units                                 83,018            17,072            (207,426)
                                                      ==========================================================

                                       HARRIS BRETALL
                                      SULLIVAN & SMITH                               THIRD AVENUE
                                       EQUITY GROWTH         THIRD AVENUE                VALUE
                                      (PINNACLE IV(TM))          VALUE             (PINNACLE IV(TM))
                                          DIVISION           (PINNACLE(TM))            DIVISION
                                         -JULY 20*-             DIVISION              -JULY 30*-
                                     --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $              405   $         (122,203)    $             (410)
    Net realized gain (loss) on
      sales of investments                          (16)          (1,445,734)                (5,766)
    Change in net unrealized
      appreciation/depreciation
      during the period                           2,990            4,100,960                 30,358
                                     --------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                3,379            2,533,023                 24,182

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                                    60,548            1,973,904                340,380
    Contract terminations and
      benefits                                     (394)          (2,177,706)                (8,864)
    Net transfers among investment
      options                                    24,893            9,206,716                213,152
    Contract maintenance charges                      -               (6,631)                     -
                                     --------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                   85,047            8,996,283                544,668
                                     --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                88,426           11,529,306                568,850

Net assets, beginning of year                         -           16,162,047                      -
                                     --------------------------------------------------------------

NET ASSETS, END OF YEAR              $           88,426   $       27,691,353     $          568,850
                                     ==============================================================

UNIT TRANSACTIONS
  Units purchased                                 6,719               67,648                 35,884
  Units redeemed                                    (43)             (76,012)                  (924)
  Units transferred                               2,946              323,065                 22,326
                                     --------------------------------------------------------------
Net increase (decrease) in units                  9,622              314,701                 57,286
                                     ==============================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                           BARON
                                         BARON           SMALL CAP          DEUTSCHE VIT
                                       SMALL CAP           VALUE               EAFE
                                         VALUE        (PINNACLE IV(TM))     EQUITY INDEX
                                     (PINNACLE(TM))       DIVISION         (PINNACLE(TM))
                                       DIVISION          -JULY 30*-           DIVISION
                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $      (51,227)  $            (274)  $       (35,052)
    Net realized gain (loss) on
      sales of investments                  (20,245)                (17)         (676,222)
    Change in net unrealized
      appreciation/depreciation
      during the period                     273,574              10,159           192,415
                                     -----------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations          202,102               9,868          (518,859)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                                80,767              44,293           189,456
    Contract terminations and
      benefits                             (510,047)               (274)         (199,944)
    Net transfers among investment
      options                             1,066,625             100,818          (132,372)

     Contract maintenance charges            (1,372)                  -              (691)
                                     -----------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                              635,973             144,837          (143,551)
                                     -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS           838,075             154,705          (662,410)

Net assets, beginning of year             3,530,127                   -         2,896,487
                                     -----------------------------------------------------

NET ASSETS, END OF YEAR              $    4,368,202   $         154,705   $     2,234,077
                                     =====================================================

UNIT TRANSACTIONS
  Units purchased                             4,674               4,749            18,052
  Units redeemed                            (29,998)                (30)          (20,394)
  Units transferred                          61,846              10,736            11,865
                                     -----------------------------------------------------
Net increase (decrease) in units             36,522              15,455             9,523
                                     =====================================================

                                       DEUTSCHE VIT                              DEUTSCHE VIT
                                           EAFE              DEUTSCHE VIT          EQUITY
                                       EQUITY INDEX            EQUITY             500 INDEX
                                     (PINNACLE IV(TM))         VALUE           (PINNACLE IV(TM))
                                         DIVISION          (PINNACLE(TM))          DIVISION
                                        -JULY 30*-            DIVISION            -JULY 30*-
                                     -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $             (99)  $         (142,295)  $            2,391
    Net realized gain (loss) on
      sales of investments                          (5)            (593,255)               8,594
    Change in net unrealized
      appreciation/depreciation
      during the period                            415           (3,811,035)               4,397
                                     -----------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                 311           (4,546,585)              15,382

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                                   32,060            1,571,648              272,874
    Contract terminations and
      benefits                                       -           (2,107,449)              (3,948)
    Net transfers among investment
      options                                   17,082           (1,311,151)             119,021

     Contract maintenance charges                    -              (10,424)                   -
                                     -----------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                  49,142           (1,857,376)             387,947
                                     -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               49,453           (6,403,961)             403,329

Net assets, beginning of year                        -           34,410,907                    -
                                     -----------------------------------------------------------

NET ASSETS, END OF YEAR              $          49,453   $       28,006,946   $          403,329
                                     ===========================================================

UNIT TRANSACTIONS
  Units purchased                                3,396              122,190               29,837
  Units redeemed                                     -             (168,356)                (426)
  Units transferred                              1,865             (106,260)              12,911
                                     -----------------------------------------------------------
Net increase (decrease) in units                 5,261             (152,426)              42,322
                                     ===========================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                        DEUTSCHE VIT
                                      DEUTSCHE VIT        SMALL CAP
                                       SMALL CAP           INDEX              JPM
                                         INDEX        (PINNACLE IV(TM))       BOND
                                     (PINNACLE(TM))       DIVISION       (PINNACLE(TM))
                                        DIVISION         -JULY 30*-         DIVISION
                                     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)       $    194,519       $      1,090     $  1,332,990
    Net realized gain (loss) on
      sales of investments                  392,984                 62          314,541
    Change in net unrealized
      appreciation/depreciation
      during the period                    (608,865)               377         (545,706)
                                     --------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations          (21,362)             1,529        1,101,825

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                               354,907              7,439          649,818
    Contract terminations and
      benefits                             (249,399)               (10)      (1,267,308)
    Net transfers among investment
      options                              (428,217)            18,237        6,341,768
    Contract maintenance charges             (1,520)                 -           (5,162)
                                     --------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                             (324,229)            25,666        5,719,116
                                     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          (345,591)            27,195        6,820,941

Net assets, beginning of year             5,410,038                  -       17,227,576
                                     --------------------------------------------------

NET ASSETS, END OF YEAR                $  5,064,447       $     27,195     $ 24,048,517
                                     ==================================================
UNIT TRANSACTIONS
  Units purchased                            34,880                778           54,387
  Units redeemed                            (25,598)                (1)        (105,931)
  Units transferred                         (46,389)             1,929          532,786
                                     --------------------------------------------------
Net increase (decrease) in units            (37,107)             2,706          481,242
                                     ==================================================

                                                                                JPM
                                            JPM               JPM           INTERNATIONAL
                                            BOND          INTERNATIONAL     OPPORTUNITIES
                                     (PINNACLE IV(TM))    OPPORTUNITIES   (PINNACLE IV(TM))
                                          DIVISION       (PINNACLE(TM))       DIVISION
                                         -JULY 24*-         DIVISION         -JULY 30*-
                                     ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)          $     32,100     $     57,301        $        729
    Net realized gain (loss) on
      sales of investments                       1,179       (1,317,645)              4,612
    Change in net unrealized
      appreciation/depreciation
      during the period                        (31,293)         612,206                 387
                                     ------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations               1,986         (648,138)              5,728

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED
  TRANSACTIONS
    Contributions from contract
      holders                                  760,146          104,278               9,685
    Contract terminations and
      benefits                                 (14,740)        (360,678)            (80,199)
    Net transfers among investment
      options                                  100,732          (65,794)             83,242
    Contract maintenance charges                     -             (629)                  -
                                     ------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                 846,138         (322,823)             12,728
                                     ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              848,124         (970,961)             18,456

Net assets, beginning of year                        -        3,482,379                   -
                                     ------------------------------------------------------

NET ASSETS, END OF YEAR                   $    848,124     $  2,511,418        $     18,456
                                     ======================================================
UNIT TRANSACTIONS
  Units purchased                               74,765           10,817               1,025
  Units redeemed                                (1,451)         (39,651)             (8,350)
  Units transferred                              9,754           (2,322)              9,214
                                     ------------------------------------------------------
Net increase (decrease) in units                83,068          (31,156)              1,889
                                     ======================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                                      MORGAN STANLEY
                                               MORGAN STANLEY            EMERGING
                                                 EMERGING              MARKETS DEBT         MORGAN STANLEY
                                               MARKETS DEBT         (PINNACLE IV(TM))         HIGH YIELD
                                              (PINNACLE(TM))            DIVISION            (PINNACLE(TM))
                                                 DIVISION              -JULY 30*-              DIVISION
                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)              $      108,293       $             924       $       650,196
    Net realized gain (loss) on
      sales of investments                            50,736                      25            (1,572,349)
    Change in net unrealized
      appreciation/depreciation
      during the period                              (30,337)                   (619)              631,479
                                             -------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                                         128,692                     330              (290,674)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                         88,326                   5,765               248,516
    Contract terminations and
      benefits                                      (296,961)                     (9)             (408,572)
    Net transfers among investment
      options                                       (186,229)                  4,705               623,607
    Contract maintenance charges                        (778)                      -                (1,467)
                                             -------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                      (395,642)                 10,461               462,084
                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   (266,950)                 10,791               171,410

Net assets, beginning of year                      1,759,240                       -             6,316,546
                                             -------------------------------------------------------------
NET ASSETS, END OF YEAR                       $    1,492,290       $          10,791       $     6,487,956
                                             =============================================================
UNIT TRANSACTIONS
  Units purchased                                      9,443                     558                24,711
  Units redeemed                                     (31,559)                     (1)              (42,001)
  Units transferred                                  (20,080)                    462                75,523
                                             -------------------------------------------------------------
Net increase (decrease) in units                     (42,196)                  1,019                58,233
                                             =============================================================

                                              MORGAN STANLEY                              MORGAN STANLEY
                                                HIGH YIELD           MORGAN STANLEY      U.S. REAL ESTATE
                                             (PINNACLE IV(TM))      U.S. REAL ESTATE     (PINNACLE IV(TM))
                                                DIVISION            (PINNACLE (TM))           DIVISION
                                                -JULY 30*-              DIVISION             -JULY 30*-
                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)             $          56,843     $         125,614     $           3,302
    Net realized gain (loss) on
      sales of investments                              18,003               459,136                 3,910
    Change in net unrealized
      appreciation/depreciation
      during the period                                (51,400)             (182,424)                   (2)
                                             -------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                                            23,446               402,326                 7,210

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           55,024               179,606                39,374
    Contract terminations and
      benefits                                             (14)             (310,248)               (2,836)
    Net transfers among investment
      options                                          502,576             1,162,759                54,395
    Contract maintenance charges                             -                (1,041)                    -
                                             -------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                         557,586             1,031,076                90,933
                                             -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      581,032             1,433,402                98,143

Net assets, beginning of year                                -             2,638,402                     -
                                             -------------------------------------------------------------
NET ASSETS, END OF YEAR                      $         581,032     $       4,071,804     $          98,143
                                             =============================================================
UNIT TRANSACTIONS
  Units purchased                                        5,743                15,857                 4,029
  Units redeemed                                            (1)              (26,729)                 (285)
  Units transferred                                     54,531               112,134                 5,859
                                             -------------------------------------------------------------
Net increase (decrease) in units                        60,273               101,262                 9,603
                                             =============================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                                VAN KAMPEN             VAN KAMPEN
                                                                BANDWIDTH &           BIOTECHNOLOGY &
                                        MORGAN STANLEY       TELECOMMUNICATION        PHARMACEUTICAL
                                         ASIAN EQUITY        (PINNACLE IV(TM))        (PINNACLE(TM))
                                        (PINNACLE(TM))           DIVISION               DIVISION
                                           DIVISION             -JULY 30*-              -JULY 30*-
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $             (9,602)  $                 80   $                 69
    Net realized gain (loss) on
      sales of investments                       (264,359)                    59                    488
    Change in net unrealized
      appreciation/depreciation
      during the period                           304,043                  1,551                 75,457
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                 30,082                  1,690                 76,014

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                       8,343                 17,901                 42,503
    Contract terminations and
      benefits                                    (82,927)                  (206)               (31,605)
    Net transfers among investment
      options                                  (1,883,911)                 5,877              1,919,048
    Contract maintenance charges                     (212)                     -                    (80)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                 (1,958,707)                23,572              1,929,866
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              (1,928,625)                25,262              2,005,880

Net assets, beginning of year                   1,928,625                      -                      -
                                     ------------------------------------------------------------------

NET ASSETS, END OF YEAR              $                  -   $             25,262   $          2,005,880
                                     ==================================================================
UNIT TRANSACTIONS
  Units purchased                                   1,225                  2,204                  4,435
  Units redeemed                                  (10,844)                   (23)                (3,273)
  Units transferred                              (244,817)                   726                202,068
                                     ------------------------------------------------------------------
Net increase (decrease) in units                 (254,436)                 2,907                203,230
                                     ==================================================================

                                         VAN KAMPEN                                     VAN KAMPEN
                                        BIOTECHNOLOGY &          VAN KAMPEN            MS HIGH-TECH
                                        PHARMACEUTICAL            INTERNET               35 INDEX
                                      (PINNACLE IV(TM))       (PINNACLE IV(TM))       (PINNACLE(TM))
                                          DIVISION                DIVISION               DIVISION
                                          -JULY 30*-              -JULY 30*-          -SEPTEMBER 21*-
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $                  9   $                (13)  $                362
    Net realized gain (loss) on
      sales of investments                              6                      1                    483
    Change in net unrealized
      appreciation/depreciation
      during the period                             1,123                    415                (23,596)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                  1,138                    403                (22,751)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                      25,244                  9,615                      -
    Contract terminations and
      benefits                                       (134)                     -                 (1,332)
    Net transfers among investment
      options                                      17,580                      6                306,116
    Contract maintenance charges                        -                      -                      -
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                     42,690                  9,621                304,784
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  43,828                 10,024                282,033

Net assets, beginning of year                           -                      -                      -
                                     ------------------------------------------------------------------

NET ASSETS, END OF YEAR              $             43,828   $             10,024   $            282,033
                                     ==================================================================
UNIT TRANSACTIONS
    Units purchased                                 2,609                  1,472                      -
    Units redeemed                                    (14)                     -                   (137)
    Units transferred                               1,850                      -                 30,301
                                     ------------------------------------------------------------------
Net increase (decrease) in units                    4,445                  1,472                 30,164
                                     ==================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                                                                   --------------------
                                                                                      INITIAL CLASS
                                                                                   --------------------
                                          VAN KAMPEN             VAN KAMPEN
                                         MS HIGH-TECH              MS U.S.
                                          35 INDEX              MULTINATIONAL              VIP
                                       (PINNACLE IV(TM))     (PINNACLE IV(TM))        EQUITY-INCOME
                                           DIVISION               DIVISION            (PINNACLE(TM))
                                          -JULY 30*-             -JULY 30*-              DIVISION
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $                  -   $                  -   $            807,431
    Net realized gain (loss) on
      sales of investments                              -                      -               (476,588)
    Change in net unrealized
      appreciation/depreciation
      during the period                               (12)                     -             (1,614,197)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                    (12)                     -             (1,283,354)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                         250                    500              1,587,195
    Contract terminations and
      benefits                                          -                      -             (1,113,107)
    Net transfers among investment
      options                                          (4)                     2              2,479,983
    Contract maintenance charges                        -                      -                 (5,342)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                        246                    502              2,948,729
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     234                    502              1,665,375

Net assets, beginning of year                           -                      -             16,208,099
                                     ------------------------------------------------------------------
NET ASSETS, END OF YEAR              $                234   $                502   $         17,873,474
                                     ==================================================================
UNIT TRANSACTIONS
  Units purchased                                      25                     52                129,674
  Units redeemed                                        -                      -                (93,548)
  Units transferred                                     -                      -                192,812
                                     ------------------------------------------------------------------
Net increase (decrease) in units                       25                     52                228,938
                                     ==================================================================

                                     ------------------------------------------------------------------
                                                               INITIAL CLASS
                                     ------------------------------------------------------------------
                                                                  VIP III               VIP III
                                             VIP                  GROWTH &              GROWTH
                                         CONTRAFUND               INCOME             OPPORTUNITIES
                                        (PINNACLE(TM))         (PINNACLE(TM))        (PINNACLE(TM))
                                           DIVISION               DIVISION              DIVISION
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $            573,940   $            594,827   $            (62,940)
    Net realized gain (loss) on
      sales of investments                     (2,263,915)              (153,811)              (791,789)
    Change in net unrealized
      appreciation/depreciation
      during the period                        (1,919,374)            (2,064,256)              (451,120)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations             (3,609,349)            (1,623,240)            (1,305,849)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                   1,199,065                671,010                288,659
    Contract terminations and
      benefits                                 (1,121,578)              (633,805)              (430,235)
    Net transfers among investment
      options                                  (2,377,123)               332,076               (776,730)
    Contract maintenance charges                   (8,037)                (4,947)                (2,623)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                 (2,307,673)               364,334               (920,929)
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              (5,917,022)            (1,258,906)            (2,226,778)

Net assets, beginning of year                  24,433,827             14,909,654              8,162,936
                                     ------------------------------------------------------------------
NET ASSETS, END OF YEAR              $         18,516,805   $         13,650,748   $          5,936,158
                                     ==================================================================
UNIT TRANSACTIONS
  Units purchased                                  94,673                 53,382                 30,263
  Units redeemed                                  (90,223)               (51,859)               (45,814)
  Units transferred                              (220,791)                17,611                (91,308)
                                     ------------------------------------------------------------------
Net increase (decrease) in units                 (216,341)                19,134               (106,859)
                                     ==================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     ------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
                                     ------------------------------------------------------------------
                                                                 JANUS ASPEN
                                         JANUS ASPEN               CAPITAL             JANUS ASPEN
                                          BALANCED               APPRECIATION          MONEY MARKET
                                       (PINNACLE(TM))           (PINNACLE(TM))        (PINNACLE(TM))
                                          DIVISION                 DIVISION              DIVISION
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $            533,334   $            (62,516)  $            551,120
    Net realized gain (loss) on
      sales of investments                      3,158,429               (369,509)                    --
    Change in net unrealized
      appreciation/depreciation
      during the period                        (6,781,580)            (9,524,315)                    (1)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations             (3,089,817)            (9,956,340)               551,119

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                   1,632,370              1,797,233              3,509,687
    Contract terminations and
      benefits                                 (5,745,942)            (2,142,662)            (8,854,204)
    Net transfers among investment
      options                                  (2,911,018)            (8,545,373)            14,276,905
    Contract maintenance charges                  (12,820)               (16,590)                (3,710)
                                     ------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                 (7,037,410)            (8,907,392)             8,928,678
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS             (10,127,227)           (18,863,732)             9,479,797

Net assets, beginning of year                  52,352,022             44,970,710             17,866,566
                                     ------------------------------------------------------------------

NET ASSETS, END OF YEAR              $         42,224,795   $         26,106,978   $         27,346,363
                                     ==================================================================

UNIT TRANSACTIONS
  Units purchased                                 106,374                103,638                304,953
  Units redeemed                                 (383,624)              (130,482)              (765,064)
  Units transferred                              (190,929)              (541,946)             1,227,410
                                     ------------------------------------------------------------------
Net increase (decrease) in units                 (468,179)              (568,790)               767,299
                                     ==================================================================

                                     --------------------   -------------------------------------------
                                     INSTITUTIONAL SHARES                SERVICE CLASS
                                     --------------------   -------------------------------------------
                                          JANUS ASPEN
                                           WORLDWIDE                  VIP                 VIP III
                                            GROWTH                  GROWTH                MID CAP
                                        (PINNACLE(TM))          (PINNACLE(TM))        (PINNACLE(TM))
                                           DIVISION               DIVISION               DIVISION
                                     --------------------   -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $         (320,074)    $            179,083   $           (120,787)
    Net realized gain (loss) on
      sales of investments                   (9,676,839)              (1,291,800)              (179,071)
    Change in net unrealized
      appreciation/depreciation
      during the period                        (655,645)                 308,108               (234,155)
                                     --------------------   --------------------------------------------
Net increase (decrease) in net
  assets resulting from operations          (10,652,558)                (804,609)              (534,013)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                 1,701,172                1,367,340              1,748,240
    Contract terminations and
      benefits                               (1,965,735)                (229,809)              (510,821)
    Net transfers among investment
      options                                (7,281,351)                 159,197                164,999
    Contract maintenance charges                (15,928)                  (1,527)                (3,291)
                                     --------------------   --------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                               (7,561,842)               1,295,201              1,399,127
                                     --------------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS           (18,214,400)                 490,592                865,114

Net assets, beginning of year                47,007,514                4,035,945              8,593,874
                                     --------------------   --------------------------------------------

NET ASSETS, END OF YEAR              $       28,793,114     $          4,526,537   $          9,458,988
                                     ====================   ============================================
UNIT TRANSACTIONS
  Units purchased                               116,964                  139,079                110,590
  Units redeemed                               (144,251)                 (24,981)               (32,676)
  Units transferred                            (549,145)                  25,155                     13
                                     --------------------   --------------------------------------------
Net increase (decrease) in units               (576,432)                 139,253                 77,927
                                     ====================   ============================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     -------------------------------------------------------------------
                                                                 SERVICE CLASS
                                     -------------------------------------------------------------------
                                                                     MFS
                                              MFS              EMERGING GROWTH             MFS
                                        EMERGING GROWTH       (PINNACLE IV(TM))       INVESTORS TRUST
                                         (PINNACLE(TM))           DIVISION             (PINNACLE(TM))
                                           DIVISION              -JULY 30*-              DIVISION
                                     -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $             81,884   $               (113)  $             17,118
    Net realized gain (loss) on
      sales of investments                       (308,018)                    (3)              (199,416)
    Change in net unrealized
      appreciation/depreciation
      during the period                          (610,175)                 2,953                (90,864)
                                     -------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations               (836,309)                 2,837               (273,162)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                     436,153                 48,193                630,583
    Contract terminations and
      benefits                                    (48,535)                     -               (206,215)
    Net transfers among investment
      options                                     (16,840)                18,378              1,689,936
    Contract maintenance charges                     (693)                     -                   (280)
                                     -------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                    370,085                 66,571              2,114,024
                                     -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                (466,224)                69,408              1,840,862

Net assets, beginning of year                   2,232,728                      -                576,347
                                     -------------------------------------------------------------------
NET ASSETS, END OF YEAR              $          1,766,504   $             69,408   $          2,417,209
                                     ===================================================================
UNIT TRANSACTIONS
    Units purchased                                68,993                  5,414                 67,364
    Units redeemed                                 (8,604)                     -                (23,723)
    Units transferred                              (2,361)                 2,114                187,626
                                     -------------------------------------------------------------------
Net increase (decrease) in units                   58,028                  7,528                231,267
                                     ===================================================================

                                     -------------------------------------------------------------------
                                                                 SERVICE CLASS
                                     -------------------------------------------------------------------
                                              MFS                                         MFS
                                        INVESTORS TRUST              MFS             MID CAP GROWTH
                                       (PINNACLE IV(TM))        MID CAP GROWTH       (PINNACLE IV(TM))
                                           DIVISION             (PINNACLE(TM))          DIVISION
                                          -JULY 30*-               DIVISION              -JULY 30*-
                                     -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $               (278)  $            (21,143)  $               (354)
    Net realized gain (loss) on
      sales of investments                         (2,169)            (1,183,977)                  (122)
    Change in net unrealized
      appreciation/depreciation
      during the period                            (1,019)              (131,901)                11,513
                                     -------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                 (3,466)            (1,337,021)                11,037

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                      80,418              1,548,086                129,326
    Contract terminations and
      benefits                                     (3,487)              (227,390)                (1,787)
    Net transfers among investment
      options                                       8,977              2,213,390                 46,439
    Contract maintenance charges                        -                 (1,919)                     -
                                     -------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                     85,908              3,532,167                173,978
                                     -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  82,442              2,195,146                185,015

Net assets, beginning of year                           -              4,618,692                      -
                                     -------------------------------------------------------------------
NET ASSETS, END OF YEAR              $             82,442   $          6,813,838   $            185,015
                                     ===================================================================
UNIT TRANSACTIONS
    Units purchased                                 8,219                176,879                 14,911
    Units redeemed                                   (372)               (28,672)                  (200)
    Units transferred                                 822                242,400                  5,598
                                     -------------------------------------------------------------------
Net increase (decrease) in units                    8,669                390,607                 20,309
                                     ===================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                     -------------------------------------------------------------
                                                           SERVICE CLASS
                                     -------------------------------------------------------------
                                                                  MFS                   MFS
                                            MFS              NEW DISCOVERY           CAPITAL
                                       NEW DISCOVERY        PINNACLE IV(TM))       OPPORTUNITIES
                                       (PINNACLE(TM))           DIVISION           (PINNACLE(TM))
                                          DIVISION             -JULY 20*-            DIVISION
                                     -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $           34,471    $             (339)   $         256,660
    Net realized gain (loss) on
      sales of investments                     (348,595)                  (50)            (569,700)
    Change in net unrealized
      appreciation/depreciation
      during the period                         (39,996)               16,982             (912,111)
                                     -------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations             (354,120)               16,593           (1,225,151)

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                 1,132,400               105,738            1,210,827
    Contract terminations and
      benefits                                  (80,939)               (1,517)            (158,214)
    Net transfers among investment
      options                                   942,125                54,431             (308,356)
    Contract maintenance charges                   (653)                    -               (1,302)
                                     -------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                1,992,933               158,652              742,955
                                     -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS             1,638,813               175,245             (482,196)

Net assets, beginning of year                 1,985,022                     -            4,168,226
                                     -------------------------------------------------------------

NET ASSETS, END OF YEAR              $        3,623,835    $          175,245    $       3,686,030
                                     =============================================================
UNIT TRANSACTIONS
    Units purchased                             129,237                11,561              151,673
    Units redeemed                               (9,704)                 (154)             (22,878)
    Units transferred                            84,307                 6,013              (46,068)
                                     -------------------------------------------------------------
Net increase (decrease) in units                203,840                17,420               82,727
                                     =============================================================

                                     -------------------------------------------------------------
                                                             SERVICE CLASS
                                     -------------------------------------------------------------
                                             MFS                   MFS
                                           CAPITAL              INVESTORS                 MFS
                                        OPPORTUNITIES          GROWTH STOCK             RESEARCH
                                      (PINNACLE IV(TM))      (PINNACLE IV(TM))      (PINNACLE IV(TM))
                                          DIVISION              DIVISION               DIVISION
                                          -JULY 30*-            -JULY 30*-             -JULY 30*-
                                     -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)     $             (297)   $             (281)   $            (448)
    Net realized gain (loss) on
      sales of investments                       (8,654)                 (238)              10,694
    Change in net unrealized
      appreciation/depreciation
      during the period                           7,251                (2,811)               1,403
                                     -------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations               (1,700)               (3,330)              11,649

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                   108,795                52,316                5,059
    Contract terminations and
      benefits                                     (624)               (1,954)            (109,379
    Net transfers among investment
      options                                    34,620                 2,726              121,516
    Contract maintenance charges                      -                     -                    -
                                     -------------------------------------------------------------
Net increase (decrease) in net
  assets from contract related
  transactions                                  142,791                53,088               17,196
                                     -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               141,091                49,758               28,845

Net assets, beginning of year                         -                     -                    -
                                     -------------------------------------------------------------
NET ASSETS, END OF YEAR              $          141,091    $           49,758    $          28,845
                                     =============================================================
UNIT TRANSACTIONS
    Units purchased                              12,281                 5,192                  607
    Units redeemed                                  (72)                 (215)             (11,910)
    Units transferred                             3,433                   294               14,398
                                     -------------------------------------------------------------
Net increase (decrease) in units                 15,642                 5,271                3,095
                                     =============================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                           --------------------- ---------------------------------------------
                                               SERVICE CLASS                   SERVICE CLASS 2
                                           --------------------- ---------------------------------------------
                                                                                                  VIP
                                                   MFS                    VIP               DYNAMIC CAPITAL
                                               TOTAL RETURN           CONTRAFUND             APPRECIATION
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))       (PINNACLE IV(TM))
                                                 DIVISION              DIVISION                DIVISION
                                                -JULY 30*-            -JULY 20*-              -JULY 30*-
                                           --------------------- ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $               (888)  $             (1,024)  $                (61)
    Net realized gain (loss) on
      sales of investments                                  (53)                   (79)                    10
    Change in net unrealized
      appreciation/depreciation
      during the period                                   9,111                 14,713                  1,655
                                           --------------------- ---------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                               8,170                 13,610                  1,604

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           419,297                316,230                 14,745
    Contract terminations and
      benefits                                           (2,312)                  (316)                  (100)
    Net transfers among investment
      options                                            60,573                144,130                 12,456
    Contract maintenance charges                              -                      -                      -
                                           --------------------- ---------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    477,558                460,044                 27,101
                                           --------------------- ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       485,728                473,654                 28,705

Net assets, beginning of year                                 -                      -                      -
                                           --------------------- ---------------------------------------------

NET ASSETS, END OF YEAR                    $            485,728   $            473,654   $             28,705
                                           ===================== =============================================

UNIT TRANSACTIONS
    Units purchased                                      42,876                 33,731                  1,651
    Units redeemed                                         (237)                   (33)                   (11)
    Units transferred                                     6,227                 15,082                  1,404
                                           --------------------- ---------------------------------------------
Net increase (decrease) in units                         48,866                 48,780                  3,044
                                           ===================== =============================================

                                           -------------------------------------------------------------------
                                                                  SERVICE CLASS 2
                                           -------------------------------------------------------------------
                                                   VIP                     VIP                    VIP
                                               EQUITY-INCOME         GROWTH & INCOME            GROWTH
                                             (PINNACLE IV(TM))      (PINNACLE IV(TM))      (PINNACLE IV(TM))
                                                  DIVISION              DIVISION                DIVISION
                                                 -JULY 30*-            -JULY 30*-              -JULY 30*-
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $             (2,013)  $               (543)  $               (787)
    Net realized gain (loss) on
      sales of investments                                6,447                   (350)                18,200
    Change in net unrealized
      appreciation/depreciation
      during the period                                  14,842                  3,571                    335
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              19,276                  2,678                 17,748

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           561,462                221,057                314,872
    Contract terminations and
      benefits                                           (6,328)                (2,065)                  (154)
    Net transfers among investment
      options                                           285,854                 43,373                 51,295
    Contract maintenance charges                              -                      -                      -
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    840,988                262,365                366,013
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       860,264                265,043                383,761

Net assets, beginning of year                                 -                      -                      -
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $            860,264   $            265,043   $            383,761
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                      59,700                 22,535                 34,405
    Units redeemed                                         (677)                  (214)                   (17)
    Units transferred                                    30,216                  4,451                  6,351
                                           -------------------------------------------------------------------
Net increase (decrease) in units                         89,239                 26,772                 40,739
                                           ===================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                           -------------------------------------------------------------------
                                                                       SERVICE CLASS 2
                                           -------------------------------------------------------------------
                                                    VIP
                                                  GROWTH                  VIP                     VIP
                                               OPPORTUNITIES             MID CAP              MONEY MARKET
                                             (PINNACLE IV(TM))      (PINNACLE IV(TM))      (PINNACLE IV(TM))
                                                  DIVISION              DIVISION               DIVISION
                                                 -JULY 30*-            -JULY 20*-              -JULY 30*-
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $                (69)  $               (757)  $              4,960
    Net realized gain (loss) on
      sales of investments                                  (94)                (2,349)                    --
    Change in net unrealized
      appreciation/depreciation
      during the period                                     867                 17,199                     --
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                 704                 14,093                  4,960

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                            41,957                266,323              3,599,024
    Contract terminations and
      benefits                                                -                 (2,478)              (280,686)
    Net transfers among investment
      options                                             2,327                126,454             (1,086,922)
    Contract maintenance charges                              -                      -                      -
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                     44,284                390,299              2,231,416
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        44,988                404,392              2,236,376

Net assets, beginning of year                                 -                      -                      -
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $             44,988   $            404,392   $          2,236,376
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                       4,451                 26,971                358,626
    Units redeemed                                            -                   (253)               (27,922)
    Units transferred                                       245                 12,812               (108,179)
                                           -------------------------------------------------------------------
Net increase (decrease) in units                          4,696                 39,530                222,525
                                           ===================================================================

                                           -------------------------------------------------------------------
                                                                     SERVICE SHARES
                                           -------------------------------------------------------------------
                                                                       JANUS ASPEN
                                                JANUS ASPEN             AGGRESSIVE            JANUS ASPEN
                                                AGGRESSIVE                GROWTH                BALANCED
                                                  GROWTH             (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                              (PINNACLE(TM))            DIVISION                DIVISION
                                                 DIVISION               -JULY 20*-             -JULY 30*-
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $            (24,146)  $                (30)  $              2,672
    Net realized gain (loss) on
      sales of investments                           (1,417,577)                  (100)                (1,329)
    Change in net unrealized
      appreciation/depreciation
      during the period                                 404,891                    335                     91
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          (1,036,832)                   205                  1,434

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           512,148                 10,540                270,630
    Contract terminations and
      benefits                                         (263,272)                   (10)                (4,187)
    Net transfers among investment
      options                                          (561,794)                10,265                194,481
    Contract maintenance charges                           (798)                     -                      -
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                   (313,716)                20,795                460,924
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    (1,350,548)                21,000                462,358

Net assets, beginning of year                         2,864,392                      -                      -
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $          1,513,844   $             21,000   $            462,358
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                     100,045                  1,204                 27,448
    Units redeemed                                      (56,598)                    (1)                  (429)
    Units transferred                                   (91,853)                 1,197                 19,731
                                           -------------------------------------------------------------------
Net increase (decrease) in units                        (48,406)                 2,400                 46,750
                                           ===================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                           -------------------------------------------------------------------
                                                                     SERVICE SHARES
                                           -------------------------------------------------------------------
                                                JANUS ASPEN
                                                  CAPITAL             JANUS ASPEN
                                               APPRECIATION            CORE EQUITY           JANUS ASPEN
                                             (PINNACLE IV(TM))      (PINNACLE IV(TM))           GROWTH
                                                 DIVISION               DIVISION            (PINNACLE(TM))
                                                -JULY 30*-             -JULY 30*-              DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $                (82)  $                 (4)  $            (16,896)
    Net realized gain (loss) on
      sales of investments                               (6,349)                     2               (568,105)
    Change in net unrealized
      appreciation/depreciation
      during the period                                   6,690                    455                138,412
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                 259                    453               (446,589)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           150,369                 22,941                649,422
    Contract terminations and
      benefits                                             (697)                     -                (72,066)
    Net transfers among investment
      options                                            (6,678)                    (3)               133,136
    Contract maintenance charges                              -                      -                   (740)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    142,994                 22,938                709,752
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       143,253                 23,391                263,163

Net assets, beginning of year                                 -                      -              1,330,375
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $            143,253   $             23,391   $          1,593,538
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                      16,435                  2,429                 84,681
    Units redeemed                                          (76)                     -                (10,878)
    Units transferred                                    (1,216)                     -                 21,420
                                           -------------------------------------------------------------------
Net increase (decrease) in units                         15,143                  2,429                 95,223
                                           ===================================================================

                                           -------------------------------------------------------------------
                                                                    SERVICE SHARES
                                           -------------------------------------------------------------------
                                                                      JANUS ASPEN
                                               JANUS ASPEN          INTERNATIONAL
                                                 GROWTH                GROWTH               JANUS ASPEN
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))       STRATEGIC VALUE
                                                 DIVISION              DIVISION             (PINNACLE(TM))
                                                -JULY 30*-            -JULY 30*-              DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $               (885)  $                (65)  $            (19,445)
    Net realized gain (loss) on
      sales of investments                                  812                     (5)              (135,844)
    Change in net unrealized
      appreciation/depreciation
      during the period                                  15,697                  3,010                (73,760)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              15,624                  2,940               (229,049)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           100,675                 44,598              1,270,058
    Contract terminations and
      benefits                                           (1,097)                     -               (133,360)
    Net transfers among investment
      options                                           324,136                 10,622                598,353
    Contract maintenance charges                              -                      -                   (451)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    423,714                 55,220              1,734,600
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       439,338                 58,160              1,505,551

Net assets, beginning of year                                 -                      -                367,048
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $            439,338   $             58,160   $          1,872,599
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                      11,813                  4,916                134,101
    Units redeemed                                         (122)                     -                (15,056)
    Units transferred                                    36,801                  1,136                 58,667
                                           -------------------------------------------------------------------
Net increase (decrease) in units                         48,492                  6,052                177,712
                                           ===================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                           --------------------------------------------  -----------------------
                                                         SERVICE SHARES                      CLASS 1B SHARES
                                           --------------------------------------------  -----------------------
                                                                      JANUS ASPEN               PUTNAM VT
                                                JANUS ASPEN            WORLDWIDE                 GROWTH &
                                              STRATEGIC VALUE            GROWTH                   INCOME
                                             (PINNACLE IV(TM))      (PINNACLE IV(TM))          (PINNACLE(TM))
                                                 DIVISION               DIVISION                 DIVISION
                                                -JULY 30*-             -JULY 30*-               -AUGUST 22*-
                                           --------------------------------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $                (70)  $               (368)    $               (561)
    Net realized gain (loss) on
      sales of investments                                  (70)                  (262)                  (2,546)
    Change in net unrealized
      appreciation/depreciation
      during the period                                   1,141                 11,556                    7,907
                                           --------------------------------------------  -----------------------
Net increase (decrease) in net assets
  resulting from operations                               1,001                 10,926                    4,800

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                             6,677                110,375                    6,400
    Contract terminations and
      benefits                                           (2,610)                (3,172)                  (3,979)
    Net transfers among investment
      options                                            20,861                383,609                  187,268
    Contract maintenance charges                              -                      -                       (9)
                                           --------------------------------------------  -----------------------
Net increase (decrease) in net assets
  from contract related transactions                     24,928                490,812                  189,680
                                           --------------------------------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS                        25,929                501,738                  194,480

Net assets, beginning of year                                 -                      -                        -
                                           --------------------------------------------  -----------------------

NET ASSETS, END OF YEAR                    $             25,929   $            501,738     $            194,480
                                           ============================================  =======================

UNIT TRANSACTIONS
    Units purchased                                         757                 11,846                      697
    Units redeemed                                         (279)                  (343)                    (429)
    Units transferred                                     2,260                 41,423                   20,182
                                           --------------------------------------------  -----------------------
Net increase (decrease) in units                          2,738                 52,926                   20,450
                                           ============================================  =======================

                                           ---------------------------------------------------------------------
                                                                      CLASS 1B SHARES
                                           ---------------------------------------------------------------------
                                               PUTNAM VT                 PUTNAM VT               PUTNAM VT
                                                GROWTH &              INTERNATIONAL            INTERNATIONAL
                                                 INCOME                  GROWTH                    GROWTH
                                             (PINNACLE IV(TM))        (PINNACLE(TM))          (PINNACLE IV(TM))
                                                DIVISION                 DIVISION                 DIVISION
                                               -JULY 30*-               -AUGUST 6*-              -JULY 30*-
                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $               (511)  $               (947)    $               (113)
    Net realized gain (loss) on
      sales of investments                               (1,927)                29,865                       (4)
    Change in net unrealized
      appreciation/depreciation
      during the period                                   1,861                 12,908                    1,922
                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                (577)                41,826                    1,805

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           152,773                  2,400                   55,770
    Contract terminations and
      benefits                                           (1,636)                (1,132)                       -
    Net transfers among investment
      options                                            40,583                441,962                    5,151
    Contract maintenance charges                              -                     (3)                       -
                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    191,720                443,227                   60,921
                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       191,143                485,053                   62,726

Net assets, beginning of year                                 -                      -                        -
                                           ---------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $            191,143   $            485,053     $             62,726
                                           =====================================================================

UNIT TRANSACTIONS
    Units purchased                                      16,016                    235                    5,934
    Units redeemed                                         (175)                  (121)                       -
    Units transferred                                     4,216                 50,465                      546
                                           ---------------------------------------------------------------------
Net increase (decrease) in units                         20,057                 50,579                    6,480
                                           =====================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

                                           -------------------------------------------------------------------
                                                                     CLASS 1B SHARES
                                           -------------------------------------------------------------------
                                                PUTNAM VT              PUTNAM VT
                                                SMALL CAP              SMALL CAP               PUTNAM VT
                                                  VALUE                  VALUE                 TECHNOLOGY
                                              (PINNACLE(TM))       (PINNACLE IV(TM))        (PINNACLE(TM))
                                                 DIVISION              DIVISION                DIVISION
                                                -JULY 17*-            -JULY 30*-             -DECEMBER 19*-
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $             (2,405)  $               (382)  $                 (8)
    Net realized gain (loss) on
      sales of investments                               (2,744)                  (780)                     -
    Change in net unrealized
      appreciation/depreciation
      during the period                                  83,637                 17,653                   (499)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              78,488                 16,491                   (507)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                            18,471                124,510                      -
    Contract terminations and
      benefits                                           (5,117)                (1,155)                     -
    Net transfers among investment
      options                                           649,130                 42,858                 18,144
    Contract maintenance charges                            (53)                     -                      -
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    662,431                166,213                 18,144
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       740,919                182,704                 17,637

Net assets, beginning of year                                 -                      -                      -
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $            740,919   $            182,704   $             17,637
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                       2,083                 13,476                      -
    Units redeemed                                         (546)                  (120)                     -
    Units transferred                                    71,031                  4,609                  1,975
                                           -------------------------------------------------------------------
Net increase (decrease) in units                         72,568                 17,965                  1,975
                                           ===================================================================

                                           -------------------------------------------------------------------
                                                                     CLASS 1B SHARES
                                           -------------------------------------------------------------------
                                                PUTNAM VT             PUTNAM VT               PUTNAM VT
                                                TECHNOLOGY            VOYAGER II             VOYAGER II
                                             (PINNACLE IV(TM))       (PINNACLE(TM))        (PINNACLE IV(TM))
                                                DIVISION                DIVISION              DIVISION
                                               -JULY 30*-             -NOVEMBER 1*-          -JULY 30*-
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $                (68)  $               (123)  $                (81)
    Net realized gain (loss) on
      sales of investments                                   10                     19                     (8)
    Change in net unrealized
      appreciation/depreciation
      during the period                                     797                  3,035                  1,411
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                 739                  2,931                  1,322

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                            21,313                      -                 30,094
    Contract terminations and
      benefits                                             (101)                   (80)                  (141)
    Net transfers among investment
      options                                             3,469                 91,115                  5,251
    Contract maintenance charges                              -                      -                      -
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                     24,681                 91,035                 35,204
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        25,420                 93,966                 36,526

Net assets, beginning of year                                 -                      -                      -
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $             25,420   $             93,966   $             36,526
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                       2,447                      -                  3,458
    Units redeemed                                          (11)                    (9)                   (16)
    Units transferred                                       401                 10,508                    603
                                           -------------------------------------------------------------------
Net increase (decrease) in units                          2,837                 10,499                  4,045
                                           ===================================================================

SEE ACCOMPANYING NOTES.

* - 2001 inception date for division.

Note:  Year ended unless otherwise noted.

            Separate Account II of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                         Periods Ended December 31, 2000

                                                                                             HARRIS BRETALL
                                                                                               SULLIVAN &
                                                                     GABELLI LARGE           SMITH EQUITY
                                                                       CAP VALUE                GROWTH
                                                                     (PINNACLE(TM))          (PINNACLE(TM))
                                                  TOTAL                 DIVISION               DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $         27,616,489   $          1,273,297   $          6,281,014
    Net realized gain (loss) on
      sales of investments                           13,447,826             (2,487,363)             3,652,587
    Change in net unrealized
      appreciation/depreciation
      during the period                             (85,529,107)               543,981            (20,090,139)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         (44,464,792)              (670,085)           (10,156,538)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                        50,907,435                123,575              3,282,984
    Contract terminations and
      benefits                                      (69,850,637)            (4,513,441)            (7,544,420)
    Net transfers among investment
      options                                        28,671,436               (861,007)             4,764,533
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                  9,728,234             (5,250,873)               503,097
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   (34,736,558)            (5,920,958)            (9,653,441)

Net assets, beginning of year                       429,369,684             14,850,977             42,910,197
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $        394,633,126   $          8,930,019   $         33,256,756
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                                              6,862                 97,356
    Units redeemed                                                            (249,821)              (220,653)
    Units transferred                                                          (47,570)               139,219
                                                                  --------------------------------------------
Net increase (decrease) in units                                              (290,529)                15,922
                                                                  ============================================

                                                                                            DEUTSCHE VIT
                                              THIRD AVENUE            BARON SMALL               EAFE
                                                 VALUE                 CAP VALUE            EQUITY INDEX
                                             (PINNACLE(TM))          (PINNACLE(TM))         (PINNACLE(TM))
                                                DIVISION                DIVISION               DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $          1,536,525   $             14,819   $              3,772
    Net realized gain (loss) on
      sales of investments                           (4,256,415)            (1,093,260)               139,258
    Change in net unrealized
      appreciation/depreciation
      during the period                               3,711,341                980,973               (773,164)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                             991,451                (97,468)              (630,134)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           354,124                119,601                283,694
    Contract terminations and
      benefits                                       (3,908,944)            (1,336,506)              (180,643)
    Net transfers among investment
      options                                        (3,387,921)              (832,803)                 4,527
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                 (6,942,741)            (2,049,708)               107,578
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    (5,951,290)            (2,147,176)              (522,556)

Net assets, beginning of year                        22,113,337              5,677,303              3,419,043
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $         16,162,047   $          3,530,127   $          2,896,487
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                      15,677                  7,303                 22,488
    Units redeemed                                     (171,803)               (82,141)               (13,793)
    Units transferred                                  (154,384)               (50,607)                (1,571)
                                           -------------------------------------------------------------------
Net increase (decrease) in units                       (310,510)              (125,445)                 7,124
                                           ===================================================================

SEE ACCOMPANYING NOTES.

Note:  Year ended unless otherwise noted.

                                                DEUTSCHE VIT           DEUTSCHE VIT
                                                   EQUITY                SMALL CAP
                                                 500 INDEX                 INDEX               JPM BOND
                                               (PINNACLE(TM))          (PINNACLE(TM))        (PINNACLE(TM))
                                                 DIVISION                 DIVISION              DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $           (493,746)  $            (47,937)  $            836,517
    Net realized gain (loss)
      on sales of investments                         1,725,855                160,185               (338,553)
    Change in net unrealized
      appreciation/depreciation
      during the period                              (5,277,757)              (485,979)               970,200
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          (4,045,648)              (373,731)             1,468,164

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                         2,372,798                251,509                398,188
    Contract terminations and
      benefits                                       (3,205,673)              (241,879)            (2,362,121)
    Net transfers among investment
      options                                         1,690,458                840,494             (2,314,556)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                    857,583                850,124             (4,278,489)
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    (3,188,065)               476,393             (2,810,325)

Net assets, beginning of year                        37,598,972              4,933,645             20,037,901
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $         34,410,907   $          5,410,038   $         17,227,576
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                     160,333                 22,910                 36,018
    Units redeemed                                     (214,596)               (21,968)              (216,999)
    Units transferred                                   109,935                 70,563               (217,822)
                                           -------------------------------------------------------------------
Net increase (decrease) in units                         55,672                 71,505               (398,803)
                                           ===================================================================

                                           -------------------------------------------------------------------
                                                  JPM               MORGAN STANLEY
                                              INTERNATIONAL            EMERGING             MORGAN STANLEY
                                              OPPORTUNITIES          MARKETS DEBT             HIGH YIELD
                                              (PINNACLE(TM))        (PINNACLE(TM))          (PINNACLE(TM))
                                                DIVISION               DIVISION               DIVISION
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $             27,850   $            151,171   $            699,547
    Net realized gain (loss)
      on sales of investments                           183,489               (224,202)              (224,770)
    Change in net unrealized
      appreciation/depreciation
      during the period                                (966,059)               279,262             (1,283,181)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            (754,720)               206,231               (808,404)

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract
      holders                                           462,653                 47,745                425,915
    Contract terminations and
      benefits                                         (285,967)              (764,435)            (1,016,912)
    Net transfers among investment
      options                                          (403,036)              (315,192)            (1,738,389)
                                           -------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                   (226,350)            (1,031,882)            (2,329,386)
                                           -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      (981,070)              (825,651)            (3,137,790)

Net assets, beginning of year                         4,463,449              2,584,891              9,454,336
                                           -------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $          3,482,379   $          1,759,240   $          6,316,546
                                           ===================================================================

UNIT TRANSACTIONS
    Units purchased                                      40,474                  5,683                 42,635
    Units redeemed                                      (24,887)               (87,092)               (94,332)
    Units transferred                                   (36,242)               (36,798)              (156,158)
                                           -------------------------------------------------------------------
Net increase (decrease) in units                        (20,655)              (118,207)              (207,855)
                                           ===================================================================

SEE ACCOMPANYING NOTES.

Note:  Year ended unless otherwise noted.

                                                                                        --------------------------------------------
                                                                                                       INITIAL CLASS
                                                                                        --------------------------------------------
                                                         MORGAN STANLEY                                                VIP III
                                                            U.S. REAL   MORGAN STANLEY   VIP EQUITY-    VIP II        GROWTH  &
                                                              ESTATE     ASIAN EQUITY       INCOME      CONTRAFUND      INCOME
                                                          (PINNACLE(TM))(PINNACLE(TM))  (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM))
                                                             DIVISION      DIVISION       DIVISION       DIVISION      DIVISION
                                                       ------------------------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $     29,162   $    794,856   $  1,161,278   $  3,158,487   $  1,191,011
    Net realized gain (loss) on sales of investments           (59,248)    (1,688,579)              -              -              -
    Change in net unrealized appreciation/
      depreciation during the period                           525,784       (690,771)      (324,709)    (5,462,023)    (2,022,333)
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                              495,698     (1,584,494)       836,569     (2,303,536)      (831,322)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                        150,930         48,228        819,262      2,753,892        615,096
    Contract terminations and benefits                        (150,145)      (496,431)    (1,485,810)    (2,902,330)    (1,816,356)
    Net transfers among investment options                     105,513       (474,789)    (2,219,626)     1,621,339     (1,286,261)
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                           106,298       (922,992)    (2,886,174)     1,472,901     (2,487,521)
                                                       ------------------------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                              601,996     (2,507,486)    (2,049,605)      (830,635)    (3,318,843)

Net assets, beginning of year                                2,036,406      4,436,111     18,257,704     25,264,462     18,228,497
                                                       ------------------------------   --------------------------------------------
NET ASSETS, END OF YEAR                                   $  2,638,402   $  1,928,625   $ 16,208,099   $ 24,433,827   $ 14,909,654
                                                       ==============================   ============================================
UNIT TRANSACTIONS
  Units purchased                                               14,277          4,158         71,339        185,367         45,376
  Units redeemed                                               (15,506)       (42,855)      (126,162)      (193,623)      (133,450)
  Units transferred                                              4,958        (27,627)      (212,458)        91,261        (91,980)
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in units                                 3,729        (66,324)      (267,281)        83,005       (180,054)
                                                       ==============================   ============================================

SEE ACCOMPANYING NOTES.

Note:  Year ended unless otherwise noted.

                                                       ---------------   -----------------------------------------------------------
                                                         INITIAL CLASS                    INSTITUTIONAL SHARES
                                                       ---------------   -----------------------------------------------------------
                                                             VIP III                     JANUS ASPEN                   JANUS ASPEN
                                                             GROWTH      JANUS ASPEN      CAPITAL      JANUS ASPEN      WORLDWIDE
                                                         OPPORTUNITIES     BALANCED     APPRECIATION   MONEY MARKET      GROWTH
                                                         (PINNACLE(TM))  (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM))
                                                            DIVISION       DIVISION       DIVISION       DIVISION       DIVISION
                                                          ------------   -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $    759,924   $  5,592,023   $    (72,759)  $    858,967   $  3,799,383
    Net realized gain (loss) on sales of investments               -        5,628,006      4,735,204            -        6,950,191
    Change in net unrealized appreciation/
      depreciation during the period                        (2,719,709)   (13,140,685)   (16,117,500)           -      (20,303,577)
                                                          ------------   -----------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                           (1,959,785)    (1,920,656)   (11,455,055)       858,967     (9,554,003)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                        510,526      4,026,338      6,236,835      8,167,556      7,256,498
    Contract terminations and benefits                        (983,691)   (16,045,322)    (4,872,268)   (11,771,715)    (3,407,157)
    Net transfers among investment options                  (1,713,723)     1,910,233      7,522,665     (1,281,643)     7,494,955
                                                          ------------   -----------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                        (2,186,888)   (10,108,751)     8,887,232     (4,885,802)    11,344,296
                                                          ------------   -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           (4,146,673)   (12,029,407)    (2,567,823)    (4,026,835)     1,790,293

Net assets, beginning of year                               12,309,609     64,381,429     47,538,533     21,893,401     45,217,221
                                                          ------------   -----------------------------------------------------------
NET ASSETS, END OF YEAR                                   $  8,162,936   $ 52,352,022   $ 44,970,710   $ 17,866,566   $ 47,007,514
                                                          ============   ===========================================================

UNIT TRANSACTIONS
  Units purchased                                               41,641        247,797        266,652        731,581        371,955
  Units redeemed                                               (81,049)      (979,169)      (207,896)    (1,069,849)      (174,138)
  Units transferred                                           (140,306)       119,681        277,089       (109,560)       379,089
                                                          ------------   -----------------------------------------------------------
Net increase (decrease) in units                              (179,714)      (611,691)       335,845       (447,828)       576,906
                                                          ============   ===========================================================

SEE ACCOMPANYING NOTES.

Note:  Year ended unless otherwise noted.

                                                       -----------------------------------------------------------------------------
                                                                                     SERVICE CLASS
                                                       -----------------------------------------------------------------------------
                                                         MFS EMERGING    MFS INVESTORS   MFS MID CAP      MFS NEW      MFS CAPITAL
                                                            GROWTH           TRUST         GROWTH        DISCOVERY    OPPORTUNITIES
                                                         (PINNACLE(TM))  (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM))
                                                          DIVISION (1)    DIVISION (1)   DIVISION (1)    DIVISION (1)  DIVISION (1)
                                                       -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $    (10,639)  $     (1,634)  $    (19,785)  $     (9,158)  $    (23,586)
    Net realized gain (loss) on sales of investments                 -            333              -              -              -
    Change in net unrealized appreciation/
      depreciation during the period                          (345,167)        (5,802)      (263,456)      (134,234)      (518,709)
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             (355,806)        (7,103)      (283,241)      (143,392)      (542,295)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                      1,556,771        397,146      1,145,957        734,264      1,580,833
    Contract terminations and benefits                         (25,839)       (10,906)       (52,500)       (16,716)       (52,846)
    Net transfers among investment options                   1,057,602        197,210      3,808,476      1,410,866      3,182,534
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                         2,588,534        583,450      4,901,933      2,128,414      4,710,521
                                                       -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2,232,728        576,347      4,618,692      1,985,022      4,168,226

Net assets, beginning of year                                        -              -              -              -              -
                                                       -----------------------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $  2,232,728   $    576,347   $  4,618,692   $  1,985,022   $  4,168,226
                                                       =============================================================================

UNIT TRANSACTIONS
  Units purchased                                              166,349         38,934        110,901         75,222        164,299
  Units redeemed                                                (2,676)        (1,060)        (5,108)        (1,762)        (5,119)
  Units transferred                                            115,418         18,965        373,822        140,674        318,280
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in units                               279,091         56,839        479,615        214,134        477,460
                                                       =============================================================================

SEE ACCOMPANYING NOTES.

(1)  For the period May 1, 2000 (commencement of operations) to December 31,
     2000.

Note: Year ended unless otherwise noted.

                                                       ------------------------------   --------------------------------------------
                                                                 SERVICE CLASS                       SERVICE SHARES
                                                       ------------------------------   --------------------------------------------
                                                                                         JANUS ASPEN                   JANUS ASPEN
                                                                           VIP  III      AGGRESSIVE     JANUS ASPEN     STRATEGIC
                                                          VIP  GROWTH       MID CAP       GROWTH          GROWTH        VALUE
                                                         (PINNACLE(TM)) (PINNACLE(TM)) (PINNACLE(TM))(PINNACLE(TM))   (PINNACLE(TM))
                                                           DIVISION        DIVISION      DIVISION (1)   DIVISION (1)   DIVISION (2)
                                                       ------------------------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $     57,278   $    (23,942)  $     62,164   $     31,905   $     (1,275)
    Net realized gain (loss) on sales of investments            39,329        606,245              -              -           (466)
    Change in net unrealized appreciation/
      depreciation during the period                          (573,791)       211,691       (953,682)      (292,144)        (7,768)
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                             (477,184)       793,994       (891,518)      (260,239)        (9,509)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                      1,795,056      3,181,150        911,435        784,699        112,177
    Contract terminations and benefits                        (127,345)      (215,382)       (36,319)       (19,742)          (876)
    Net transfers among investment options                   2,157,853      3,759,417      2,880,794        825,657        265,256
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                         3,825,564      6,725,185      3,755,910      1,590,614        376,557
                                                       ------------------------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            3,348,380      7,519,179      2,864,392      1,330,375        367,048

Net assets, beginning of year                                  687,565      1,074,695              -              -              -
                                                       ------------------------------   --------------------------------------------
NET ASSETS, END OF YEAR                                   $  4,035,945   $  8,593,874   $  2,864,392   $  1,330,375   $    367,048
                                                       ==============================   ============================================

UNIT TRANSACTIONS
  Units purchased                                              143,541        201,758        102,293         77,623         11,635
  Units redeemed                                               (10,409)       (14,389)        (4,064)        (2,002)           (90)
  Units transferred                                            176,684        233,156        326,755         78,536         26,729
                                                       ------------------------------   --------------------------------------------
Net increase (decrease) in units                               309,816        420,525        424,984        154,157         38,274
                                                       ==============================   ============================================

SEE ACCOMPANYING NOTES.

(1)  For the period May 1, 2000 (commencement of operations) to December 31,
     2000.
(2) For the period July 10, 2000 (commencement of operations) to December 31, 2000.

Note:  Year ended unless otherwise noted.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account II (the "Separate Account") on May 21, 1992, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Prior to March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. Effective March 3, 2000, Integrity and its wholly owned subsidiary, National Integrity Life Insurance Company, were acquired by The Western and Southern Life Insurance Company ("W&S").

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to one or more fixed guaranteed rate options or systematic transfer options of Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): Deutsche Asset Managed VIT Funds ("Deutsche Funds"); Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); The Legends Fund, Inc. ("Legends Funds"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Universal Funds"); MFS Variable Insurance Trust Funds ("MFS Funds"); Putnam Funds; and Van Kampen Life UIT Portfolios ("Van Kampen Funds"). Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the Deutsche Funds. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Touchstone Advisors, Inc. ("Touchstone Advisors"), a wholly owned subsidiary of W&S serves as the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Dean Witter Asset Management Inc. ("MSDW") serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. MSDW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley").

Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Funds. Putnam Investment Management, LLC serves as the investment adviser of the Putnam Funds. The Van Kampen Funds are managed by Van Kampen Funds, Inc.

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has eighty-six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Refer to each portfolio's prospectus for a description of investment objectives.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximate fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Capital gain distributions are included in the reinvested dividend amounts in the Statement of Operations. Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the periods ended December 31, 2001 (refer to the Statement of Changes in Net Assets for the periods ended December 31, 2001 for the applicable periods) and the cost of shares held at December 31, 2001 for each division were as follows:

                     DIVISION                                   PURCHASES        SALES           COST
---------------------------------------------------------------------------------------------------------
   Gabelli Large Cap Value (Pinnacle(TM))                      $  5,930,064   $  3,969,535   $ 11,050,884
   Gabelli Large Cap Value (Pinnacle IV(TM))                        224,063         76,811        144,322
   Harris Bretall Sullivan & Smith
     Equity Growth (Pinnacle(TM))                                 3,865,435      6,740,984     35,827,755
   Harris Bretall Sullivan & Smith
     Equity Growth (Pinnacle IV(TM))                                 95,348          9,880         85,452
   Third Avenue Value (Pinnacle(TM))                             13,365,062      4,488,045     27,263,019
   Third Avenue Value (Pinnacle IV(TM))                             575,774         31,493        538,515
   Baron Small Cap Value (Pinnacle(TM))                           2,106,376      1,522,081      4,145,850
   Baron Small Cap Value (Pinnacle IV(TM))                          144,846            313        144,516
   Deutsche VIT EAFE Equity Index (Pinnacle(TM))                 26,576,063     26,753,815      2,225,063
   Deutsche VIT EAFE Equity Index (Pinnacle IV(TM))                  49,111             70         49,036
   Deutsche VIT Equity 500 Index (Pinnacle(TM))                  14,665,617     16,675,712     31,017,155
   Deutsche VIT Equity 500 Index (Pinnacle IV(TM))                  903,894        513,596        398,892
   Deutsche VIT Small Cap Index (Pinnacle(TM))                    3,646,205      3,775,799      5,458,328
   Deutsche VIT Small Cap Index (Pinnacle IV(TM))                    27,383            621         26,824
   JPM Bond (Pinnacle(TM))                                       15,483,453      8,443,622     24,357,979
   JPM Bond (Pinnacle IV(TM))                                       933,366         54,869        879,676
   JPM International Opportunities (Pinnacle(TM))                 3,813,358      4,081,145      2,463,338
   JPM International Opportunities (Pinnacle IV(TM))                 94,354         80,908         18,058
   Morgan Stanley Emerging Markets Debt
     (Pinnacle(TM))                                                 296,224        584,182      1,509,626
   Morgan Stanley Emerging Markets Debt
     (Pinnacle IV(TM))                                               11,857            478         11,404
   Morgan Stanley High Yield (Pinnacle(TM))                       6,607,619      5,496,710      7,462,218
   Morgan Stanley High Yield (Pinnacle IV(TM))                    1,083,941        469,643        632,301
   Morgan Stanley U.S. Real Estate (Pinnacle(TM))                 6,512,664      5,355,076      3,920,796
   Morgan Stanley U.S. Real Estate (Pinnacle IV(TM))                239,492        145,229         98,173
   Morgan Stanley Asian Equity (Pinnacle(TM))                    13,999,776     15,967,698              -
   Van Kampen Bandwidth & Telecommunication
     (Pinnacle IV(TM))                                               23,909            251         23,717

                                       54

 DIVISION                                                       PURCHASES        SALES           COST
---------------------------------------------------------------------------------------------------------
   Van Kampen Biotechnology & Pharmaceutical
     (Pinnacle(TM))                                            $  1,948,048   $     18,406   $  1,930,130
   Van Kampen Biotechnology & Pharmaceutical
     (Pinnacle IV(TM))                                               42,890            180         42,716
   Van Kampen Internet (Pinnacle IV(TM))                              9,616             13          9,604
   Van Kampen MS High-Tech 35 Index (Pinnacle(TM))                  306,791          1,594        305,680
   Van Kampen MS High-Tech 35 Index
     (Pinnacle IV(TM))                                                  249              -            249
   Van Kampen MS U.S. Multinational
     (Pinnacle IV(TM))                                                  499              -            499
INITIAL CLASS:
   VIP Equity-Income (Pinnacle(TM))                              10,070,184      6,323,479     19,256,191
   VIP II Contrafund (Pinnacle(TM))                               7,387,596      9,125,957     21,132,484
   VIP III Growth & Income (Pinnacle(TM))                         3,037,730      2,077,587     15,787,933
   VIP III Growth Opportunities (Pinnacle(TM))                      916,317      1,903,513      8,206,394
INSTITUTIONAL SHARES:
   Janus Aspen Balanced (Pinnacle(TM))                            6,030,944     12,524,994     42,047,494
   Janus Aspen Capital Appreciation (Pinnacle(TM))                3,783,739     12,745,377     36,063,899
   Janus Aspen Money Market (Pinnacle(TM))                      110,207,290    100,730,842     27,340,082
   Janus Aspen Worldwide Growth (Pinnacle(TM))                   13,299,951     21,175,545     41,180,414
SERVICE CLASS:
   VIP Growth (Pinnacle(TM))                                      6,307,203      4,831,877      4,693,082
   VIP III Mid Cap (Pinnacle(TM))                                 9,566,393      8,286,043      9,291,415
   MFS Emerging Growth (Pinnacle(TM))                             1,072,539        621,350      2,721,626
   MFS Emerging Growth (Pinnacle IV(TM))                             66,552             77         66,472
   MFS Investors Trust (Pinnacle(TM))                             3,124,245        993,342      2,513,375
   MFS Investors Trust (Pinnacle IV(TM))                             99,551         13,886         83,496
   MFS Mid Cap Growth (Pinnacle(TM))                             10,721,886      7,214,681      7,206,324
   MFS Mid Cap Growth (Pinnacle IV(TM))                             175,593          1,987        173,484
   MFS New Discovery (Pinnacle(TM))                               3,586,949      1,561,602      3,796,574
   MFS New Discovery (Pinnacle IV(TM))                              158,893            588        158,255
   MFS Capital Opportunities (Pinnacle(TM))                       2,512,713      1,517,665      5,114,651
   MFS Capital Opportunities (Pinnacle IV(TM))                      169,309         26,777        133,878

                                       55

DIVISION                                                         PURCHASES        SALES           COST
---------------------------------------------------------------------------------------------------------
   MFS Investors Growth Stock (Pinnacle IV(TM))                $     55,026   $      2,221   $     52,567
   MFS Research (Pinnacle IV(TM))                                   137,634        120,872         27,456
   MFS Total Return (Pinnacle IV(TM))                               478,818          2,274        476,491
SERVICE CLASS 2:
   VIP Contrafund (Pinnacle IV(TM))                                 470,775         11,948        458,748
   VIP Dynamic Capital Appreciation (Pinnacle IV(TM))                27,178            153         27,035
   VIP Equity-Income (Pinnacle IV(TM))                            1,413,961        575,145        845,263
   VIP Growth & Income (Pinnacle IV(TM))                            274,616         12,819        261,447
   VIP Growth (Pinnacle IV(TM))                                     798,497        433,385        383,312
   VIP Growth Opportunities (Pinnacle IV(TM))                        45,211            991         44,126
   VIP Mid Cap (Pinnacle IV(TM))                                    521,368        131,685        387,334
   VIP Money Market (Pinnacle IV(TM))                             5,897,071      3,659,839      2,237,232
SERVICE SHARES:
   Janus Aspen Aggressive Growth (Pinnacle(TM))                   3,607,303      3,946,681      2,061,332
   Janus Aspen Aggressive Growth (Pinnacle IV(TM))                   21,344            573         20,671
   Janus Aspen Balanced (Pinnacle IV(TM))                           481,022         17,389        462,304
   Janus Aspen Capital Appreciation (Pinnacle IV(TM))               172,268         29,359        136,560
   Janus Aspen Core Equity (Pinnacle IV(TM))                         22,985             47         22,940
   Janus Aspen Growth (Pinnacle(TM))                              3,193,221      2,499,763      1,747,290
   Janus Aspen Growth (Pinnacle IV(TM))                             461,633         38,757        423,688
   Janus Aspen International Growth (Pinnacle IV(TM))                55,289            119         55,165
   Janus Aspen Strategic Value (Pinnacle(TM))                     3,203,367      1,488,263      1,954,208
   Janus Aspen Strategic Value (Pinnacle IV(TM))                     27,404          2,536         24,798
   Janus Aspen Worldwide Growth (Pinnacle IV(TM))                   493,644          3,048        490,334
CLASS 1B SHARES:
   Putnam VT Growth & Income (Pinnacle(TM))                         298,278        109,212        186,520
   Putnam VT Growth & Income (Pinnacle IV(TM))                      202,263         11,126        189,210
   Putnam VT International Growth (Pinnacle(TM))                  3,101,362      2,658,968        472,259
   Putnam VT International Growth (Pinnacle IV(TM))                  60,900            102         60,794
   Putnam VT Small Cap Value (Pinnacle(TM))                         703,157         43,154        657,259
   Putnam VT Small Cap Value (Pinnacle IV(TM))                      255,612         89,717        165,115
   Putnam VT Technology (Pinnacle(TM))                               18,144              8         18,136

                                       56

DIVISION                                                         PURCHASES        SALES           COST
---------------------------------------------------------------------------------------------------------
   Putnam VT Technology (Pinnacle IV(TM))                      $     24,786   $        160   $     24,636
   Putnam VT Voyager II (Pinnacle(TM))                               91,128            202         90,945
   Putnam VT Voyager II (Pinnacle IV(TM))                            35,213             98         35,107
                                                                                             ------------
                                                                                             $423,509,580
                                                                                             ============

3. EXPENSES AND RELATED PARTY TRANSACTIONS

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate. There are two contracts currently offered by the Separate Account: Pinnacle and Pinnacle IV. Pinnacle charges 1.20% and 0.15%, and Pinnacle IV charges 1.30% and 0.15%, respectively, of net assets to cover these risks and expenses. In addition, an annual administrative charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4.  FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds, capital gain dividend distributions and total returns are presented for the periods ended December 31, 2001 (refer to the Statement of Changes in Net Assets for the periods ended December 31, 2001 for the applicable periods).

                                                  AT DECEMBER 31, 2001                  FOR THE PERIODS ENDED DECEMBER 31, 2001
                                           -----------------------------------------------------------------------------------------
                                                                                     CAPITAL GAIN  INVESTMENT
                                                    ------------------
                                            UNITS      UNIT VALUE      NET ASSETS      DIVIDEND      INCOME      EXPENSE   TOTAL
                                                    ------------------
               DIVISION                    (000s)    LOWEST    HIGHEST    (000s)     DISTRIBUTION   RATIO (1)     RATIO   RETURN (2)
------------------------------------------------------------------------------------------------------------------------------------
Gabelli Large Cap Value (Pinnacle(TM))         597  $  12.84  $  19.76  $  8,734     $    127,066      1.76%      1.35%    (15.78%)
Gabelli Large Cap Value
  (Pinnacle IV(TM))                             17      7.73     10.07       150              384      1.23%      1.45%    (12.10%)
Harris Bretall Sullivan & Smith
  Equity Growth (Pinnacle(TM))               1,023     15.18     28.74    19,659        1,884,335      0.00%      1.35%    (28.90%)
Harris Bretall Sullivan & Smith
  Equity Growth (Pinnacle IV(TM))               10      7.27     10.24        88              605      0.00%      1.45%     (8.10%)
Third Avenue Value (Pinnacle(TM))              935     24.34     31.44    27,691                -      0.84%      1.35%     13.66%
Third Avenue Value
  (Pinnacle IV(TM))                             57      8.16     10.33       569                -      1.10%      1.45%     (0.70%)
Baron Small Cap Value (Pinnacle(TM))           243     14.27     18.52     4,368                -      0.00%      1.35%      5.15%
Baron Small Cap Value (Pinnacle IV(TM))         15      7.95     10.07       155                -      0.00%      1.45%      0.10%
Deutsche VIT EAFE Equity Index
  (Pinnacle(TM))                               257      7.67     11.68     2,234                -      0.00%      1.35%    (25.73%)
Deutsche VIT EAFE Equity Index
  (Pinnacle IV(TM))                              5      8.30     10.48        49                -      0.00%      1.45%     (6.00%)
Deutsche VIT Equity 500 Index
  (Pinnacle(TM))                             2,357     10.00     14.25    28,007           24,484      0.80%      1.35%    (13.35%)
Deutsche VIT Equity 500 Index
  (Pinnacle IV(TM))                             42      8.02     10.15       403              333      4.30%      1.45%     (4.70%)
Deutsche VIT Small Cap Index
  (Pinnacle(TM))                               491      7.99     10.91     5,064          107,632      3.04%      1.35%      0.68%
Deutsche VIT Small Cap Index
  (Pinnacle IV(TM))                              3      7.79     10.16        27              456     28.72%      1.45%      0.50%
JPM Bond (Pinnacle(TM))                      1,973     11.59     12.47    24,049          133,096      6.65%      1.35%      5.54%
JPM Bond (Pinnacle IV(TM))                      83      9.98     10.45       848            3,489     19.65%      1.45%      2.10%
JPM International Opportunities
  (Pinnacle(TM))                               293      7.28     10.81     2,511           39,919      2.02%      1.35%    (20.22%)
JPM International Opportunities
  (Pinnacle IV(TM))                              2      8.31     10.42        18                -      5.51%      1.45%     (2.30%)
Morgan Stanley Emerging
  Markets Debt (Pinnacle(TM))                  150      8.96      9.95     1,492                -      7.95%      1.35%      8.64%
Morgan Stanley Emerging
  Markets Debt (Pinnacle IV(TM))                 1      9.68     10.61        11                -     69.79%      1.45%      5.90%
Morgan Stanley High Yield (Pinnacle(TM))       707      8.73     10.62     6,488                -     11.48%      1.35%     (5.75%)
Morgan Stanley High Yield
  (Pinnacle IV(TM))                             60      9.17     10.19       581                -     43.21%      1.45%     (3.60%)
Morgan Stanley U.S. Real Estate
  (Pinnacle(TM))                               340     10.65     12.43     4,072           30,456      3.80%      1.35%      8.31%
Morgan Stanley U.S. Real Estate
  (Pinnacle IV(TM))                             10      9.22     10.60        98              288     15.00%      1.45%      2.20%
Morgan Stanley Asian Equity
  (Pinnacle(TM))                                 -      6.52      8.45         -                -      0.00%      1.35%   (100.00%)
Van Kampen Bandwidth &
  Telecommunication (Pinnacle IV(TM))            3      6.78     11.05        25                -      3.58%      1.45%    (13.10%)


(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                                                  AT DECEMBER 31, 2001                  FOR THE PERIODS ENDED DECEMBER 31, 2001
                                           -----------------------------------------------------------------------------------------
                                                                                     CAPITAL GAIN  INVESTMENT
                                                    ------------------
                                            UNITS       UNIT VALUE     NET ASSETS      DIVIDEND      INCOME      EXPENSE   TOTAL
                                                    ------------------
               DIVISION                    (000S)    LOWEST    HIGHEST    (000S)     DISTRIBUTION   RATIO (1)     RATIO   RETURN (2)
------------------------------------------------------------------------------------------------------------------------------------
  Van Kampen Biotechnology &
    Pharmaceutical (Pinnacle(TM))              203  $   8.12  $  10.22  $  2,006     $          -      1.41%      1.35%     (1.30%)
  Van Kampen Biotechnology &
    Pharmaceutical (Pinnacle IV(TM))             4      8.12     10.22        44                -      1.66%      1.45%     (1.40%)
  Van Kampen Internet (Pinnacle IV(TM))          1      4.74     10.53        10                -      0.00%      1.45%    (31.90%)
  Van Kampen MS High-Tech 35 Index
    (Pinnacle(TM))                              30      6.10     10.42       282                -      4.95%      1.35%     (6.50%)
  Van Kampen MS High-Tech 35 Index
    (Pinnacle IV(TM))                           -- *    6.10     10.42         0                -      0.00%      1.45%     (6.50%)
  Van Kampen MS U.S. Multinational
    (Pinnacle IV(TM))                           -- *    8.03     10.14         1                -      0.00%      1.45%     (3.40%)
INITIAL CLASS:
  VIP Equity-Income (Pinnacle(TM))           1,533      9.95     12.89    17,873          768,588      1.58%      1.35%     (6.19%)
  VIP II Contrafund (Pinnacle(TM))           1,519     10.66     13.89    18,517          663,797      0.92%      1.35%    (13.42%)
  VIP III Growth & Income (Pinnacle(TM))     1,131     10.42     13.45    13,651          600,138      1.33%      1.35%     (9.99%)
  VIP III Growth Opportunities
    (Pinnacle(TM))                             662      7.51     10.75     5,936                -      0.42%      1.35%    (15.54%)
INSTITUTIONAL SHARES:
  Janus Aspen Balanced (Pinnacle(TM))        2,824     13.74     16.14    42,225                -      2.51%      1.35%     (5.97%)
  Janus Aspen Capital Appreciation
    (Pinnacle(TM))                           1,721     13.01     20.49    26,107                -      1.18%      1.35%    (22.76%)
  Janus Aspen Money Market
   (Pinnacle(TM))                            2,337     11.38     11.70    27,346                -      3.96%      1.35%      2.81%
  Janus Aspen Worldwide Growth
    (Pinnacle(TM))                           2,315     10.30     17.04    28,793                -      0.46%      1.35%    (23.49%)
SERVICE CLASS:
  VIP Growth (Pinnacle(TM))                    504      7.23     11.41     4,527          234,072      0.00%      1.35%    (18.86%)
  VIP III Mid Cap (Pinnacle(TM))               581     14.30     16.47     9,459                -      0.00%      1.35%     (4.69%)
  MFS Emerging Growth (Pinnacle(TM))           337      4.11      7.82     1,767          106,101      0.00%      1.35%    (34.50%)
  MFS Emerging Growth (Pinnacle IV(TM))          8      7.23     10.11        69                -      0.00%      1.45%     (7.80%)
  MFS Investors Trust (Pinnacle(TM))           288      7.26     10.10     2,417           31,554      0.51%      1.35%    (17.26%)
  MFS Investors Trust (Pinnacle IV(TM))          9      8.24     10.07        82                -      0.00%      1.45%     (4.90%)
  MFS Mid Cap Growth (Pinnacle(TM))            870      5.81     10.47     6,814                -      0.96%      1.35%    (18.69%)
  MFS Mid Cap Growth (Pinnacle IV(TM))          20      6.77     10.00       185                -      0.00%      1.45%     (8.90%)
  MFS New Discovery (Pinnacle(TM))             418      6.58      9.98     3,624            2,852      2.44%      1.35%     (6.47%)
  MFS New Discovery (Pinnacle IV(TM))           17      7.64     10.14       175                -      0.00%      1.45%      0.60%
  MFS Capital Opportunities
    (Pinnacle(TM))                             560      5.31      9.52     3,686          128,720      4.68%      1.35%    (24.63%)
  MFS Capital Opportunities
    (Pinnacle IV(TM))                           16      7.28     10.11       141                -      0.00%      1.45%     (9.80%)
  MFS Investors Growth Stock
    (Pinnacle IV(TM))                            5      7.72     10.16        50                -      0.00%      1.45%     (5.60%)
  MFS Research (Pinnacle IV(TM))                 3      7.80     10.09        29                -      0.00%      1.45%     (6.80%)
  MFS Total Return (Pinnacle IV(TM))            49      9.11     10.04       486                -      0.00%      1.45%     (0.60%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                                                  AT DECEMBER 31, 2001                  FOR THE PERIODS ENDED DECEMBER 31, 2001
                                           -----------------------------------------------------------------------------------------
                                                                                     CAPITAL GAIN              INVESTMENT
                                                    ------------------
                                            UNITS       UNIT VALUE     NET ASSETS      DIVIDEND      EXPENSE     INCOME    TOTAL
                                                    ------------------
               DIVISION                    (000s)    LOWEST    HIGHEST    (000s)     DISTRIBUTION   RATIO (1)     RATIO   RETURN (2)
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS 2:
  VIP Contrafund (Pinnacle IV(TM))              49  $   8.49  $  10.00  $    474     $          -      0.00%      1.45%     (2.90%)
  VIP Dynamic Capital Appreciation
    (Pinnacle IV(TM))                            3      7.46     10.31        29                -      0.00%      1.45%     (5.70%)
  VIP Equity-Income (Pinnacle IV(TM))           89      8.23     10.16       860                -      0.00%      1.45%     (3.60%)
  VIP Growth & Income (Pinnacle IV(TM))         27      8.55     10.16       265                -      0.00%      1.45%     (1.00%)
  VIP Growth (Pinnacle IV(TM))                  41      7.58     10.26       384                -      0.00%      1.45%     (5.80%)
  VIP Growth Opportunities
    (Pinnacle IV(TM))                            5      8.03     10.18        45                -      0.00%      1.45%     (4.20%)
  VIP Mid Cap (Pinnacle IV(TM))                 40      9.00     10.28       404                -      0.00%      1.45%      2.30%
  VIP Money Market (Pinnacle IV(TM))           223     10.00     10.05     2,236                -      2.51%      1.45%      0.50%
SERVICE SHARES:
  Janus Aspen Aggressive Growth
    (Pinnacle(TM))                             377      3.37      7.32     1,514                -      0.00%      1.35%    (40.36%)
  Janus Aspen Aggressive Growth
    (Pinnacle IV(TM))                            2      7.35     10.22        21                -      0.00%      1.45%    (12.50%)
  Janus Aspen Balanced (Pinnacle IV(TM))        47      9.10     10.09       462                -      4.81%      1.45%     (1.10%)
  Janus Aspen Capital Appreciation
    (Pinnacle IV(TM))                           15      8.12     10.23       143                -      1.15%      1.45%     (5.40%)
  Janus Aspen Core Equity
    (Pinnacle IV(TM))                            2      8.15     10.16        23                -      1.41%      1.45%     (3.70%)
  Janus Aspen Growth (Pinnacle(TM))            249      5.27      9.53     1,594            3,101      0.00%      1.35%    (25.96%)
  Janus Aspen Growth (Pinnacle IV(TM))          48      7.47     10.31       439                -      0.00%      1.45%     (9.40%)
  Janus Aspen International Growth
    (Pinnacle IV(TM))                            6      7.97     10.28        58                -      0.80%      1.45%     (3.90%)
  Janus Aspen Strategic Value
    (Pinnacle(TM))                             216      7.51     10.21     1,873                -      0.29%      1.35%     (9.59%)
  Janus Aspen Strategic Value
    (Pinnacle IV(TM))                            3      8.21     10.10        26                -      0.00%      1.45%     (5.30%)
  Janus Aspen Worldwide Growth
    (Pinnacle IV(TM))                           53      7.86     10.28       502                -      0.70%      1.45%     (5.20%)
CLASS 1B SHARES:
  Putnam VT Growth & Income
    (Pinnacle(TM))                              20      8.35     10.12       194                -      0.00%      1.35%     (4.90%)
  Putnam VT Growth & Income
    (Pinnacle IV(TM))                           20      8.37     10.14       191                -      0.00%      1.45%     (4.70%)
  Putnam VT International Growth
    (Pinnacle(TM))                              51      8.11     10.33       485                -      0.00%      1.35%     (4.10%)
  Putnam VT International Growth
    (Pinnacle IV(TM))                            6      8.18     10.43        63                -      0.00%      1.45%     (3.20%)
  Putnam VT Small Cap Value
    (Pinnacle(TM))                              73      8.09     10.29       741                -      0.00%      1.35%      2.10%
  Putnam VT Small Cap Value
    (Pinnacle IV(TM))                           18      8.07     10.26       183                -      0.00%      1.45%      1.70%
  Putnam VT Technology (Pinnacle(TM))            2      6.53     10.59        18                -      0.00%      1.35%    (10.70%)
  Putnam VT Technology (Pinnacle IV(TM))         3      6.56     10.64        25                -      0.00%      1.45%    (10.40%)
  Putnam VT Voyager II (Pinnacle(TM))           10      6.91     10.12        94                -      0.00%      1.35%    (10.50%)
  Putnam VT Voyager II (Pinnacle IV(TM))         4      6.97     10.22        37                -      0.00%      1.45%     (9.70%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                         Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
  Insurance Company

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") (comprised of the Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account at December 31, 2001 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                         /s/Ernst & Young LLP
Kansas City, Missouri
January 18, 2002

                        Select Ten Plus Division - March

                       Statement of Assets and Liabilities

                                                                DECEMBER 31, 2001
                                                               --------------------
ASSETS
  Investments in securities, at value
    (cost $4,244,575) - See accompanying schedule              $          4,026,202
  Cash                                                                        9,700
  Due from investment advisor                                                 7,456
  Dividends receivable                                                        4,973
                                                               --------------------
TOTAL ASSETS                                                              4,048,331

LIABILITIES
  Payable for investment securities purchased                                 6,746
  Accrued expenses                                                           61,356
  Payable for fund shares repurchased                                           136
                                                               --------------------
TOTAL LIABILITIES                                                            68,238
                                                               --------------------

NET ASSETS                                                     $          3,980,093
                                                               ====================

UNIT VALUE, offering and redemption price per unit             $               9.95
                                                               ====================

Units outstanding                                                           400,132
                                                               ====================

                             Statement of Operations

                                                                    YEAR ENDED
                                                                DECEMBER 31, 2001
                                                               --------------------
INVESTMENT INCOME - DIVIDENDS                                  $            129,694

EXPENSES
  Mortality and expense risk and administrative charges                      56,212
  Investment advisory and management fees                                    20,819
  Custody and accounting expenses                                            20,283
  Professional fees                                                           6,636
  Directors' fees and expenses                                                8,296
  Printing and filing fees                                                    4,373
  Errors and omissions insurance                                              4,873
  Other expenses                                                              1,661
                                                               --------------------
    Total expenses before reimbursement                                     123,153
    Less: expense reimbursement                                             (31,548)
                                                               --------------------
    Net expenses                                                             91,605
                                                               --------------------
Net investment income                                                        38,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                          109,655
  Net unrealized depreciation during
    the period on investments                                              (296,533)
                                                               --------------------
Net realized and unrealized loss on investments                            (186,878)
                                                               --------------------

Net decrease in net assets resulting from operations           $           (148,789)
                                                               ====================

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                       Statements of Changes in Net Assets

                                                                    YEAR ENDED              YEAR ENDED
                                                                DECEMBER 31, 2001       DECEMBER 31, 2000
                                                               --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $             38,089    $             44,872
  Net realized gain (loss) on investments                                   109,655                (268,344)
  Net unrealized appreciation (depreciation) during
    the period on investments                                              (296,533)                 18,634
                                                               --------------------    --------------------
    Net decrease in net assets
      resulting from operations                                            (148,789)               (204,838)

Contract related transactions:
  Contributions from contract holders
    (9,185 and 119,903 units, respectively)                                  89,444               1,110,586
  Cost of units redeemed (33,849 and
    359,488 units, respectively)                                           (350,503)             (3,315,806)
                                                               --------------------    --------------------
    Net decrease in net assets
      resulting from unit transactions                                     (261,059)             (2,205,220)
                                                               --------------------    --------------------

TOTAL DECREASE IN NET ASSETS                                               (409,848)             (2,410,058)

NET ASSETS
Beginning of period                                                       4,389,941               6,799,999
                                                               --------------------    --------------------

End of period                                                  $          3,980,093    $          4,389,941
                                                               ====================    ====================

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                              Financial Highlights

                                                                                                                  MARCH 31, 1999
                                                                                                                 (COMMENCEMENT OF
                                                                    YEAR ENDED              YEAR ENDED         OPERATIONS) THROUGH
                                                                DECEMBER 31, 2001      DECEMBER 31, 2000 (a)    DECEMBER 31, 1999
                                                               --------------------    --------------------    --------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                              $              10.33    $              10.24    $              10.00
  Income (loss) from investment operations:
    Net investment income                                                      0.11                    0.13                    0.04
    Net realized and unrealized gain (loss) on investments                    (0.49)                  (0.04)                   0.20
                                                               --------------------    --------------------    --------------------
    Total from investment operations                                          (0.38)                   0.09                    0.24
                                                               --------------------    --------------------    --------------------
  Unit value, end of period                                    $               9.95    $              10.33    $              10.24
                                                               ====================    ====================    ====================

TOTAL RETURN                                                                  (3.75%)                  0.97%                   2.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $              3,980    $              4,390    $              6,800
Units outstanding                                                           400,132                 424,796                 664,381
Ratio of investment income to average net assets                               3.11%                   3.15%                   2.58%
Ratio of net investment income to average net assets                           0.92%                   0.95%                   0.38%
Ratio of expenses to average net assets                                        2.20%                   2.20%                   2.20%
Ratio of net investment income to average net assets
  before voluntary expense reimbursement                                       0.16%                   0.32%                   0.18%
Ratio of expenses to average net assets
  before voluntary expense reimbursement                                       2.96%                   2.83%                   2.40%
Portfolio turnover rate                                                          19%                     37%                     22%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                             Schedule of Investments

                                December 31, 2001

                                                         NUMBER
                                                        OF SHARES            VALUE
                                                     ---------------    ---------------
COMMON STOCKS (101.2%)
BASIC MATERIALS (22.1%)
  Du Pont (E.I.) de Nemours and Company                        9,589    $       407,628
  International Paper Company                                 11,671            470,925
                                                                        ---------------
                                                                                878,553
CAPITAL GOODS (22.7%)
  Caterpillar, Inc.                                            8,641            451,492
  Minnesota Mining and Manufacturing Company                   3,810            450,380
                                                                        ---------------
                                                                                901,872
COMMUNICATION SERVICES (9.0%)
  SBC Communications, Inc.                                     9,138            357,936

CONSUMER CYCLICAL (16.5%)
  Eastman Kodak Company                                        9,497            279,497
  General Motors Corporation                                   7,767            377,476
                                                                        ---------------
                                                                                656,973
CONSUMER STAPLE (22.2%)
  Philip Morris Companies, Inc.                                8,564            392,659
  Procter & Gamble Company                                     6,198            490,448
                                                                        ---------------
                                                                                883,107
FINANCIAL (8.7%)
  J.P. Morgan & Company, Inc.                                  9,567            347,761
                                                                        ---------------

TOTAL COMMON STOCKS (Cost $4,244,575)                                         4,026,202
                                                                        ---------------
TOTAL INVESTMENTS (101.2%)                                                    4,026,202
OTHER ASSETS, LESS LIABILITIES ((1.2%))                                         (46,109)
                                                                        ---------------
NET ASSETS (100.0%)                                                     $     3,980,093
                                                                        ===============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2001 aggregated $804,281 and $985,619, respectively. At December 31, 2001, net unrealized depreciation for tax purposes aggregated $218,373 of which $479,191 related to appreciated investments and $697,564 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                       Statement of Assets and Liabilities

                                                                DECEMBER 31, 2001
                                                               --------------------
ASSETS
  Investments in securities, at value
    (cost $3,959,304) - See accompanying schedule              $          3,683,768
  Cash                                                                       11,772
  Due from investment advisor                                                 6,290
  Dividends receivable                                                        6,900
                                                               --------------------
TOTAL ASSETS                                                              3,708,730

LIABILITIES
  Payable for investment securities purchased                                 5,956
  Accrued expenses                                                           71,089
  Payable for fund shares repurchased                                            23
                                                               --------------------
TOTAL LIABILITIES                                                            77,068
                                                               --------------------

NET ASSETS                                                     $          3,631,662
                                                               ====================

UNIT VALUE, offering and redemption price per unit             $              10.25
                                                               ====================

Units outstanding                                                           354,416
                                                               ====================

                             Statement of Operations

                                                                    YEAR ENDED
                                                                DECEMBER 31, 2001
                                                               --------------------
INVESTMENT INCOME - DIVIDENDS                                  $            117,382

EXPENSES
  Mortality and expense risk and administrative charges                      51,821
  Investment advisory and management fees                                    19,193
  Custody and accounting expenses                                            20,283
  Professional fees                                                           6,989
  Directors' fees and expenses                                                6,249
  Printing and filing fees                                                    6,570
  Errors and omissions insurance                                              3,840
  Other expenses                                                              2,248
                                                               --------------------
    Total expenses before reimbursement                                     117,193
    Less: expense reimbursement                                             (32,745)
                                                               --------------------
    Net expenses                                                             84,448
                                                               --------------------
Net investment income                                                        32,934

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                           21,014
  Net unrealized depreciation during
    the period on investments                                              (217,778)
                                                               --------------------
Net realized and unrealized loss on investments                            (196,764)
                                                               --------------------

Net decrease in net assets resulting from operations           $           (163,830)
                                                               ====================

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                       Statements of Changes in Net Assets

                                                          YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31, 2001       DECEMBER 31, 2000
                                                     --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                              $             32,934    $             39,499
  Net realized gain (loss) on investments                          21,014                (584,541)
  Net unrealized appreciation (depreciation)
    during the period on investments                             (217,778)                663,574
                                                     --------------------    --------------------
    Net increase (decrease) in net assets
      resulting from operations                                  (163,830)                118,532

Contract related transactions:
  Contributions from contract holders
    (11,424 and 45,090 units, respectively)                       125,100                 409,921
  Cost of units redeemed
    (33,213 and 303,094 units, respectively)                     (354,170)             (2,934,865)
                                                     --------------------    --------------------
    Net decrease in net assets
      resulting from unit transactions                           (229,070)             (2,524,944)
                                                     --------------------    --------------------

TOTAL DECREASE IN NET ASSETS                                     (392,900)             (2,406,412)

NET ASSETS
Beginning of period                                             4,024,562               6,430,974
                                                     --------------------    --------------------

End of period                                        $          3,631,662    $          4,024,562
                                                     ====================    ====================

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                              Financial Highlights

                                                                                                                  JUNE 30, 1998
                                                                                                                  (COMMENCEMENT
                                                                                                                 OF OPERATIONS)
                                                           YEAR ENDED         YEAR ENDED        YEAR ENDED           THROUGH
                                                          DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                              2001             2000 (a)            1999               1998
                                                         ---------------    ---------------   ---------------    ---------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                        $         10.70    $         10.14   $         10.43    $         10.00
  Income (loss) from investment operations:
    Net investment income                                           0.10               0.14              0.02               0.03
    Net realized and unrealized gain
      (loss) on investments                                        (0.55)              0.42             (0.31)              0.40
                                                         ---------------    ---------------   ---------------    ---------------
    Total from investment operations                               (0.45)              0.56             (0.29)              0.43
                                                         ---------------    ---------------   ---------------    ---------------
  Unit value, end of period                              $         10.25    $         10.70   $         10.14    $         10.43
                                                         ===============    ===============   ===============    ===============

TOTAL RETURN                                                       (4.21%)             5.50%            (2.78%)             4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $         3,632    $         4,025   $         6,431    $         2,043
Units outstanding                                                354,416            376,205           634,209            195,841
Ratio of investment income to average net assets                    3.06%              3.14%             2.62%              2.69%
Ratio of net investment income to average net assets                0.86%              0.94%             0.54%              0.50%
Ratio of expenses to average net assets                             2.20%              2.20%             2.20%              2.20%
Ratio of net investment income (loss) to average net
  assets before voluntary expense reimbursement                     0.01%              0.19%            (0.08%)            (1.50%)
Ratio of expenses to average net assets
  before voluntary expense reimbursement                            3.05%              2.95%             2.82%              4.20%
Portfolio turnover rate                                               26%                35%               43%                 1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                             Schedule of Investments

                                December 31, 2001

                                             NUMBER OF
                                              SHARES             VALUE
                                          ---------------   ---------------
COMMON STOCKS (101.4%)
BASIC MATERIALS (22.2%)
  Du Pont (E.I.) de Nemours and Company             8,491   $       360,952
  International Paper Company                      10,982           443,124
                                                            ---------------
                                                                    804,076
CAPITAL GOODS (11.3%)
  Caterpillar, Inc.                                 7,865           410,946

COMMUNICATION SERVICES (10.6%)
  AT&T Corporation                                     20               363
  SBC Communications, Inc.                          9,845           385,628
                                                            ---------------
                                                                    385,991
CONSUMER CYCLICAL (15.6%)
  Eastman Kodak Company                             8,578           252,451
  General Motors Corporation                        6,480           314,928
                                                            ---------------
                                                                    567,379
CONSUMER STAPLE (23.0%)
  Philip Morris Companies, Inc.                     8,284           379,821
  Proctor & Gamble Company                          5,758           455,631
                                                            ---------------
                                                                    835,452
FINANCIAL (9.0%)
  J.P. Morgan & Company, Inc.                       9,030           328,241

PHARMACEUTICAL PREPARATIONS (9.7%)
  Merck & Co., Inc.                                 5,981           351,683
                                                            ---------------

TOTAL COMMON STOCKS (Cost $3,959,304)                             3,683,768
                                                            ---------------
TOTAL INVESTMENTS (101.4%)                                        3,683,768
OTHER ASSETS, LESS LIABILITIES ((1.4%))                             (52,106)
                                                            ---------------
NET ASSETS (100.0%)                                         $     3,631,662
                                                            ===============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2001 aggregated $1,003,020 and $1,163,782, respectively. At December 31, 2001, net unrealized depreciation for tax purposes aggregated $275,536 of which $349,890 related to appreciated investments and $625,426 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                       Statement of Assets and Liabilities

                                                               DECEMBER 31, 2001
                                                              --------------------
ASSETS
  Investments in securities, at value
    (cost $5,686,110) - See accompanying schedule             $          5,626,785
  Cash                                                                       8,391
  Due from investment advisor                                               12,940
  Dividends receivable                                                       5,914
                                                              --------------------
TOTAL ASSETS                                                             5,654,030

LIABILITIES
  Payable for investment securities purchased                                6,093
  Accrued expenses                                                         145,411
  Payable for fund shares repurchased                                       16,043
                                                              --------------------
TOTAL LIABILITIES                                                          167,547
                                                              --------------------

NET ASSETS                                                    $          5,486,483
                                                              ====================

UNIT VALUE, offering and redemption price per unit            $              10.54
                                                              ====================

Units outstanding                                                          520,341
                                                              ====================

                             Statement of Operations

                                                                   YEAR ENDED
                                                               DECEMBER 31, 2001
                                                              --------------------
INVESTMENT INCOME - DIVIDENDS                                 $            183,647

EXPENSES
  Mortality and expense risk and administrative charges                     80,135
  Investment advisory and management fees                                   29,680
  Custody and accounting expenses                                           20,283
  Professional fees                                                         13,903
  Directors' fees and expenses                                              12,432
  Printing and filing fees                                                  13,067
  Errors and omissions insurance                                             7,636
  Other expenses                                                             4,474
                                                              --------------------
    Total expenses before reimbursement                                    181,610
    Less: expense reimbursement                                            (51,020)
                                                              --------------------
    Net expenses                                                           130,590
                                                              --------------------
Net investment income                                                       53,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                          12,110
  Net unrealized depreciation
    during the period on investments                                        (4,366)
                                                              --------------------
Net realized and unrealized gain on investments                              7,744
                                                              --------------------

Net increase in net assets resulting from operations          $             60,801
                                                              ====================

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                       Statements of Changes in Net Assets

                                                                    YEAR ENDED              YEAR ENDED
                                                                DECEMBER 31, 2001       DECEMBER 31, 2000
                                                               --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $             53,057    $             84,778
  Net realized gain (loss) on investments                                    12,110                (212,946)
  Net unrealized appreciation (depreciation) during
    the period on investments                                                (4,366)                224,556
                                                               --------------------    --------------------
    Net increase in net assets resulting
      from operations                                                        60,801                  96,388

Contract related transactions:
  Contributions from contract holders
    (31,962 and 19,753 units, respectively)                                 301,858                 188,607
  Cost of units redeemed (164,133 and
    479,224 units, respectively)                                         (1,749,776)             (4,657,948)
                                                               --------------------    --------------------
    Net decrease in net assets resulting
      from unit transactions                                             (1,447,919)             (4,469,341)
                                                               --------------------    --------------------

TOTAL DECREASE IN NET ASSETS                                             (1,387,118)             (4,372,953)

NET ASSETS
Beginning of period                                                       6,873,601              11,246,554
                                                               --------------------    --------------------

End of period                                                  $          5,486,483    $          6,873,601
                                                               ====================    ====================

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                              Financial Highlights

                                                                                                                 SEPTEMBER 30, 1998
                                                                                                                   (COMMENCEMENT
                                                                                                                   OF OPERATIONS)
                                                           YEAR ENDED         YEAR ENDED        YEAR ENDED            THROUGH
                                                          DECEMBER 31,       DECEMBER 31,      DECEMBER 31,         DECEMBER 31,
                                                              2001             2000 (a)            1999                 1998
                                                         ---------------    ---------------   ---------------    ------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                        $         10.53    $         10.11   $         10.26    $            10.00
  Income (loss)  from investment operations:
    Net investment income                                           0.17               0.18              0.05                  0.02
    Net realized and unrealized gain
      (loss) on investments                                        (0.16)              0.24             (0.20)                 0.24
                                                         ---------------    ---------------   ---------------    ------------------
    Total from investment operations                                0.01               0.42             (0.15)                 0.26
                                                         ---------------    ---------------   ---------------    ------------------
  Unit value, end of period                              $         10.54    $         10.53   $         10.11    $            10.26
                                                         ===============    ===============   ===============    ==================

TOTAL RETURN                                                        0.09%              4.15%            (1.42%)                2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $         5,486    $         6,874   $        11,247    $           11,012
Units outstanding                                                520,341            652,512         1,111,983             1,072,954
Ratio of investment income to average net assets                    3.09%              3.32%             2.77%                 2.80%
Ratio of net investment income to average net assets                0.89%              1.12%             0.57%                 0.57%
Ratio of expenses to average net assets                             2.20%              2.20%             2.20%                 2.20%
Ratio of net investment income to average net assets
  before voluntary expense reimbursement                            0.03%              0.52%             0.29%                 0.28%
Ratio of expenses to average net assets before
  voluntary expense reimbursement                                   3.06%              2.80%             2.48%                 2.49%
Portfolio turnover rate                                               26%                28%               50%                    1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                             Schedule of Investments

                                December 31, 2001

                                                     NUMBER OF
                                                      SHARES              VALUE
                                                  ---------------    ---------------
COMMON STOCKS (102.5%)
AIRCRAFT PARTS & EQUIPMENT (11.8%)
  Honeywell International, Inc.                            19,212    $       649,750

BASIC MATERIALS (21.7%)
  Du Pont (E.I.) de Nemours and Company                    13,851            588,806
  International Paper Company                              14,839            598,754
                                                                     ---------------
                                                                           1,187,560
CAPITAL GOODS (22.1%)
  Caterpillar, Inc.                                        11,458            598,680
  Minnesota Mining and Manufacturing Company                5,212            616,110
                                                                     ---------------
                                                                           1,214,790
CONSUMER CYCLICAL (19.3%)
  Eastman Kodak Company                                    15,620            459,697
  General Motors Corporation                               12,304            597,974
                                                                     ---------------
                                                                           1,057,671
CONSUMER STAPLE (8.5%)
  Philip Morris Companies, Inc.                            10,196            467,487

ENERGY (9.0%)
  Exxon Mobil Corporation                                  12,628            496,280

FINANCIAL (10.1%)
  J.P. Morgan & Company, Inc.                              15,220            553,247
                                                                     ---------------

TOTAL COMMON STOCKS (Cost $5,686,110)                                      5,626,785
                                                                     ---------------
TOTAL INVESTMENTS (102.5%)                                                 5,626,785
OTHER ASSETS, LESS LIABILITIES ((2.5%))                                     (140,302)
                                                                     ---------------
NET ASSETS (100.0%)                                                  $     5,486,483
                                                                     ===============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2001 aggregated $1,543,007 and $2,859,135, respectively. At December 31, 2001, net unrealized depreciation for tax purposes aggregated $59,325 of which $705,167 related to appreciated investments and $764,492 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                       Statement of Assets and Liabilities

                                                                DECEMBER 31, 2001
                                                               --------------------
ASSETS
  Investments in securities, at value
    (cost $6,190,259) - See accompanying schedule              $          5,580,619
  Cash                                                                      293,868
  Due from investment advisor                                                 3,448
  Dividends receivable                                                        7,073
  Receivable for investment securities sold                                 664,206
                                                               --------------------
TOTAL ASSETS                                                              6,549,214
                                                               --------------------

LIABILITIES
  Payable for investment securities purchased                               955,328
  Accrued expenses                                                           39,883
  Payable for fund shares repurchased                                         2,598
                                                               --------------------
TOTAL LIABILITIES                                                           997,809
                                                               --------------------

NET ASSETS                                                     $          5,551,405
                                                               ====================

UNIT VALUE, offering and redemption price per unit             $               9.84
                                                               ====================

Units outstanding                                                           564,115
                                                               ====================

                             Statement of Operations

                                                                         YEAR ENDED
                                                                     DECEMBER 31, 2001
                                                                    --------------------
INVESTMENT INCOME - DIVIDENDS                                       $            181,523

EXPENSES
  Mortality and expense risk and administrative charges                           77,830
  Investment advisory and management fees                                         28,826
  Custody and accounting expenses                                                 20,283
  Professional fees                                                                5,000
  Directors' fees and expenses                                                     6,249
  Printing and filing fees                                                         3,296
  Errors and omissions insurance                                                   3,672
  Other expenses                                                                   1,248
                                                                    --------------------
    Total expenses before reimbursement                                          146,404
    Less: expense reimbursement                                                  (19,570)
                                                                    --------------------
    Net expenses                                                                 126,834
                                                                    --------------------
Net investment income                                                             54,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                               235,844
  Net unrealized depreciation during the period on investments                  (654,615)
                                                                    --------------------
Net realized and unrealized loss on investments                                 (418,771)
                                                                    --------------------

Net decrease in net assets resulting from operations                $           (364,082)
                                                                    ====================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                       Statements of Changes in Net Assets

                                                          YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31, 2001       DECEMBER 31, 2000
                                                     --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                              $             54,689    $             65,921
  Net realized gain on investments                                235,844                   6,717
  Net unrealized depreciation
    during the period on investments                             (654,615)               (434,331)
                                                     --------------------    --------------------
    Net decrease in net assets
      resulting from operations                                  (364,082)               (361,693)

Contract related transactions:
  Contributions from contract holders
    (28,713 and 5,703 units, respectively)                        285,589                  60,163
  Cost of units redeemed
    (49,768 and 712,272 units, respectively)                     (525,020)             (6,656,277)
                                                     --------------------    --------------------
    Net decrease in net assets resulting
      from unit transactions                                     (239,431)             (6,596,114)
                                                     --------------------    --------------------

TOTAL DECREASE IN NET ASSETS                                     (603,513)             (6,957,807)

NET ASSETS
Beginning of period                                             6,154,918              13,112,725
                                                     --------------------    --------------------

End of period                                        $          5,551,405    $          6,154,918
                                                     ====================    ====================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                             Financial Highlights



                                                                                                                   FOR THE ONE DAY
                                                                                                                    PERIOD ENDED
                                                                                                                    DECEMBER 31,
                                                              YEAR ENDED         YEAR ENDED        YEAR ENDED           1998
                                                             DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      (COMMENCEMENT
                                                                 2001             2000 (a)            1999         OF OPERATIONS)
                                                            ---------------    ---------------   ---------------   ---------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                           $         10.52    $         10.15   $          9.82   $         10.00
  Income (loss) from investment operations:
    Net investment income                                              0.11               0.18              0.05              - (b)
    Net realized and unrealized gain
      (loss) on investments                                           (0.79)              0.19              0.28             (0.18)
                                                            ---------------    ---------------   ---------------   ---------------
    Total from investment operations                                  (0.68)              0.37              0.33             (0.18)
                                                            ---------------    ---------------   ---------------   ---------------
  Unit value, end of period                                 $          9.84    $         10.52   $         10.15   $          9.82
                                                            ===============    ===============   ===============   ===============

TOTAL RETURN                                                          (6.45%)             3.62%             3.38%            (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $         5,551    $         6,155   $        13,113   $        14,520
Units outstanding                                                   564,115            585,170         1,291,739         1,478,641
Ratio of investment income to average net assets                       3.15%              3.11%             2.63%                -
Ratio of net investment income (loss)
  to average net assets                                                0.95%              0.91%             0.51%            (2.12%)
Ratio of expenses to average net assets                                2.20%              2.20%             2.12%             2.12%
Ratio of net investment income (loss) to average
  net assets before voluntary expense reimbursement                    0.61%              0.71%             0.51%            (2.12%)
Ratio of expenses to average net assets
  before voluntary expense reimbursement                               2.54%              2.40%             2.12%             2.12%
Portfolio turnover rate                                                  17%                 9%               36%                0%


PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.
(b)  Less than $0.01

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                             Schedule of Investments

                                December 31, 2001

                                              NUMBER OF
                                               SHARES              VALUE
                                           ---------------    ---------------
COMMON STOCKS (100.5%)
BASIC MATERIALS (20.2%)
  Du Pont (E.I.) de Nemours and Company             13,196    $       560,962
  International Paper Company                       13,925            561,874
                                                              ---------------
                                                                    1,122,836
CAPITAL GOODS (10.0%)
  Caterpillar, Inc.                                 10,579            552,753

COMMUNICATION SERVICES (10.1%)
  SBC Communications, Inc.                          14,249            558,133

CONSUMER CYCLICAL (19.9%)
  Eastman Kodak Company                             18,461            543,307
  General Motors Corporation                        11,611            564,295
                                                              ---------------
                                                                    1,107,602
CONSUMER STAPLE (10.1%)
  Philip Morris Companies, Inc.                     12,230            560,746

ENERGY (10.0%)
  Exxon Mobil Corporation                           14,145            555,898

FINANCIAL (10.1%)
  J.P. Morgan & Company, Inc.                       15,395            559,608

PHARMACEUTICAL PREPARATIONS (10.1%)
  Merck & Company, Inc.                              9,454            563,043
                                                              ---------------

TOTAL COMMON STOCKS (Cost $6,190,259)                               5,580,619
                                                              ---------------
TOTAL INVESTMENTS (100.5%)                                          5,580,619
OTHER ASSETS, LESS LIABILITIES ((0.5%))                               (29,214)
                                                              ---------------
NET ASSETS (100.0%)                                           $     5,551,405
                                                              ===============


OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2001 aggregated $1,005,053 and $1,150,495, respectively. At December 31, 2001, net unrealized depreciation for tax purposes aggregated $609,640 of which $403,061 related to appreciated investments and $1,012,701 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

            Separate Account Ten of Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was established as of February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, and Select Ten Plus Division - December (the "Division(s)"). Each Division is a non-diversified investment company that invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last day of the month for which the Division is named. For example, the Select Ten Plus Division - March invests only on the last business day of March each year. The assets of the Separate Account are owned by Integrity.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Touchstone Advisors, Inc. ("Touchstone Advisors"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. INVESCO-National Asset Management ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a Sub-Advisory Agreement. (See Note 4.)

The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Integrity, Touchstone Advisors and Touchstone Securities.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States as set forth for separate accounts in the revised audit and accounting guide issued by the American Institute of Certified Public Accountants, AUDITS OF INVESTMENT COMPANIES.

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

3.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the divisions, Touchstone Advisors receives a monthly fee based on an annual rate of 0.50% of each Division's average daily net assets. Touchstone Advisors, not the Separate Account, pays sub-advisory fees to National Asset based on the average daily net assets of the Divisions. Fees under the sub-advisory agreement are paid at an annual rate of 0.10% of average daily net assets up to $100 million and 0.05% of average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual subadvisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding investment advisory and management fees and mortality and expense risk and administrative charges) above an annual rate of 0.35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of Touchstone Securities, Touchstone Advisors, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

4.   CHANGE OF CONTROL OF NATIONAL ASSET MANAGEMENT CORPORATION (UNAUDITED)

On April 18, 2001, National Asset Management Corporation merged with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP PLC acquired all the outstanding shares of National Asset Management Corporation. National Asset Management Corporation's business is now conducted by INVESCO-National Asset Management. As a result of the merger, the Sub-Advisory Agreement most recently approved by contract holders automatically terminated, by operation of law.

At an in-person meeting of the Board of Managers of the Separate Account held on April 6, 2001, the Board of Managers, including all of the Independent Managers, voted unanimously to approve a new Sub-Advisory Agreement for each Division and to recommend that contract holders of each Division vote for the new Sub-Advisory Agreement. In connection with the approval of the new Sub-Advisory Agreement, the Board of Managers also unanimously approved an interim Sub-Advisory Agreement, which took effect upon the closing date and which could remain in effect for a period of up to 150 days, or until the date contract holders approved the new Sub-Advisory Agreement, whichever occurred earlier. A special meeting of contract holders was scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on August 10, 2001, at 3:00 p.m. Eastern Time. The Board of Managers of the Separate Account fixed the close of business on May 22, 2001 as the record date for determining the contract holders entitled to receive notice and to vote at the special meeting of contract holders. On August 10, 2001, the special meeting of contract holders was adjourned until such time as a

4. CHANGE OF CONTROL OF NATIONAL ASSET MANAGEMENT CORPORATION (UNAUDITED) (CONTINUED)

quorum was reached. A quorum was reached and the special meeting of contract holders was held on September 17, 2001. Following are the items voted upon by each Division at the special meeting of contract holders, and the results of that vote. Each item was approved by contract holders.

Other than its effective date and the identity of the sub-adviser, the new Sub-Advisory Agreement is identical in form and terms to the Sub-Advisory Agreement that automatically terminated on April 18, 2001. Although the name of the sub-adviser changed, no significant changes in its personnel or practices with respect to the Divisions are anticipated.

     (a) March Division Contract Holders approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Touchstone Advisors and National Asset.

          UNITS             UNITS                              BROKER
       VOTED "FOR"     VOTED "AGAINST"     ABSTENTIONS        NON-VOTES
     ---------------   ---------------   ---------------   ---------------
       203,658.379       10,206.731        20,015.666             -

     (b) June Division Contract Holders approved the New Sub-Advisory Agreement between Touchstone Advisors and National Asset.

          UNITS             UNITS                              BROKER
       VOTED "FOR"     VOTED "AGAINST"     ABSTENTIONS        NON-VOTES
     ---------------   ---------------   ---------------   ---------------
       140,294.554        2,277.066        36,150.422             -

     (c) September Division Contract Holders approved the New Sub-Advisory Agreement between Touchstone Advisors and National Asset.

          UNITS             UNITS                              BROKER
       VOTED "FOR"     VOTED "AGAINST"     ABSTENTIONS        NON-VOTES
     ---------------   ---------------   ---------------   ---------------
       240,817.096       11,654.440        36,925.346             -

     (d) December Division Contract Holders approved the New Sub-Advisory Agreement between Touchstone Advisors and National Asset.

          UNITS             UNITS                              BROKER
       VOTED "FOR"     VOTED "AGAINST"     ABSTENTIONS        NON-VOTES
     ---------------   ---------------   ---------------   ---------------
       238,905.359        8,102.464        62,037.004             -

                        Integrity Life Insurance Company

                              Financial Statements,
                                (Statutory Basis)

                     Years Ended December 31, 2001 and 2000




                                    CONTENTS

Report of Independent Auditors                                        1

Audited Financial Statements

Balance Sheets (Statutory Basis)                                      2
Statements of Operations (Statutory Basis)                            4
Statements of Changes in Capital and Surplus (Statutory Basis)        5
Statements of Cash Flows (Statutory Basis)                            6
Notes to Financial Statements (Statutory Basis)                       8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note A.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

As discussed in Note B to the financial statements, in 2001 Integrity Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Ohio Department of Insurance.

April 5, 2002                                            /s/ Ernst & Young LLP
Cincinnati, Ohio

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)


                                                                                     DECEMBER 31,
                                                                                2001              2000
                                                                          ------------------------------------
                                                                                    (IN THOUSANDS)

ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                                       $ 1,349,888       $ 1,422,318
    Preferred stocks                                                                 85,631            80,310
    Investment in common stock of subsidiary                                         58,908            72,422
    Non-affiliated common stocks                                                     54,878               121
    Mortgage loans                                                                   19,589            21,318
    Policy loans                                                                    110,235           107,400
    Cash and short-term investments                                                  27,739            21,608
    Other invested assets                                                             9,076            18,854
    Receivable for securities                                                             -             1,736
                                                                          ------------------------------------
Total cash and invested assets                                                    1,715,944         1,746,087

Separate account assets                                                           1,636,626         1,526,535
Accrued investment income                                                            22,241            34,490
Federal income tax recoverable                                                       15,288            16,502
Other admitted assets                                                                 4,827             2,677

                                                                          ------------------------------------
Total admitted assets                                                           $ 3,394,926       $ 3,326,291
                                                                          ====================================


                                                                                     DECEMBER 31,
                                                                                2001              2000
                                                                          ------------------------------------
                                                                                    (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                                 $ 1,553,986       $ 1,591,106
      Unpaid claims                                                                     146               146
      Deposits on policies to be issued, net                                          2,332               747
                                                                          ------------------------------------
    Total policy and contract liabilities                                         1,556,464         1,591,999

    Separate account liabilities                                                  1,608,626         1,498,535
    Accounts payable and accrued expenses                                            10,408             9,533
    Transfers from separate accounts due, net                                       (38,444)          (33,165)
    Reinsurance balances payable                                                      1,324               915
    Payable for securities                                                            1,473             5,440
    Asset valuation reserve                                                          31,530            22,024
    Interest maintenance reserve                                                     18,914            23,357
    Payable to affiliates                                                                 -            15,210
    Other liabilities                                                                 2,254             3,933
                                                                          ------------------------------------
Total liabilities                                                                 3,192,549         3,137,781

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                                              3,000             3,000
    Paid-in surplus                                                                 299,232           294,330
    Unassigned deficit                                                              (99,855)         (108,820)
                                                                          ------------------------------------
Total capital and surplus                                                           202,377           188,510
                                                                          ------------------------------------
Total liabilities and capital and surplus                                       $ 3,394,926       $ 3,326,291
                                                                          ====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company
                   Statements of Operations (Statutory Basis)

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                       2001              2000
                                                                                -------------------------------------
                                                                                           (IN THOUSANDS)
Premiums and other revenues:
    Premiums and annuity considerations                                                  $ 392,201          $ 13,365
    Deposit-type funds                                                                           -           179,266
    Net investment income                                                                  118,798           133,428
    Amortization of the interest maintenance reserve                                           820             1,461
    Reserve adjustments on reinsurance ceded                                                (1,631)          (10,935)
    Fees from management of separate account mutual funds                                   12,230            14,627
    Surrender charges                                                                        3,352             6,462
    Other revenues                                                                           5,379             3,703
    Gain on settlement of notes payable                                                          -            22,716
                                                                                -------------------------------------
Total premiums and other revenues                                                          531,149           364,093

Benefits paid or provided:
    Death benefits                                                                           4,705             5,984
    Annuity benefits                                                                        79,498            79,598
    Surrender benefits                                                                     251,622           438,338
    Interest on funds left on deposit                                                            -               299
    Payments on supplementary contracts                                                      1,642            14,962
    Decrease in reserves and deposit fund liabilities                                      (43,136)         (135,066)
    Other benefits                                                                           2,333                 -
                                                                                -------------------------------------
Total benefits paid or provided                                                            296,664           404,115

Insurance expenses and other deductions :
    Commissions                                                                             20,873            11,512
    General expenses                                                                        21,158            27,803
    Taxes, licenses and fees                                                                   484             1,371
    Net transfers to (from) separate accounts                                              182,691           (91,432)
    Other expenses                                                                           2,668             2,897
                                                                                -------------------------------------
Total insurance expenses and other deductions                                              227,874           (47,849)
                                                                                -------------------------------------
Gain from operations before federal income taxes and
    net realized capital losses                                                              6,611             7,827

Federal income tax expense (benefit)                                                            65            (7,552)
                                                                                -------------------------------------
Gain from operations before net realized capital losses                                      6,546            15,379

Net realized capital losses, excluding realized capital
    losses, net of tax, transferred to the interest
    maintenance reserve (2001-$(3,623); 2000-$(1,888))                                     (11,814)           (7,117)
                                                                                -------------------------------------
Net income (loss)                                                                         $ (5,268)          $ 8,262
                                                                                =====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2001 and 2000


                                             COMMON STOCK     PAID-IN SURPLUS  UNASSIGNED DEFICIT TOTAL CAPITAL AND SURPLUS
                                          ---------------------------------------------------------------------------
                                                                        (IN THOUSANDS)

Balance, January 1, 2000                             $ 3,000         $ 173,506          $ (91,894)          $ 84,612
Net income                                                                                  8,262              8,262
Net change in unrealized gain
    of subsidiary                                                                         (24,581)           (24,581)
Net change in nonadmitted
    assets and related items                                                                  641                641
Change in reserve (change
    in valuation basis)                                                                   (14,162)           (14,162)
Decrease in asset valuation
    reserve                                                                                 2,918              2,918
Change in surplus in
    separate accounts                                                                       9,996              9,996
Capital contribution                                                   120,824                               120,824
                                          ---------------------------------------------------------------------------
Balance, December 31, 2000                             3,000           294,330           (108,820)           188,510

Net loss                                                                                   (5,268)            (5,268)
Cumulative effect of changes
    in accounting principles                                                              (65,058)           (65,058)
Change in net deferred income tax                                                             508                508
Net change in unrealized gain
    of subsidiary                                                                          19,553             19,553
Net change in unrealized gain
    on investment securities                                                               44,052             44,052
Net change in nonadmitted
    assets and related items                                                               27,630             27,630
Change in reserve (change
    in valuation basis)                                                                   (10,751)           (10,751)
Increase in asset valuation
    reserve                                                                                (9,506)            (9,506)
Change in surplus in
    separate accounts                                                                       7,805              7,805
Capital contribution                                                     4,902                                 4,902
                                          ---------------------------------------------------------------------------
Balance, December 31, 2001                           $ 3,000         $ 299,232          $ (99,855)         $ 202,377
                                          ===========================================================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                                                YEAR ENDED DECEMBER 31,
                                                                                2001               2000
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)

OPERATIONS:
    Premiums, policy proceeds and other
      considerations received                                                     $ 392,201          $ 192,631
    Net investment income received                                                  124,384            130,341
    Commission and expense allowances received (paid)
      on reinsurance ceded                                                           (1,579)            (9,377)
    Benefits paid                                                                  (337,628)          (539,155)
    Insurance expenses paid                                                         (41,640)           (33,162)
    Other income received net of other expenses paid                                 22,555             42,477
    Net transfers (to) from separate accounts                                      (187,970)            74,563
    Federal income taxes recovered                                                    5,506              4,998
                                                                          -------------------------------------
Net cash used in operations                                                         (24,171)          (136,684)

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
      Bonds                                                                         425,185            253,283
      Mortgage loans                                                                  1,728                957
      Other invested assets                                                           7,797             30,606
      Net losses on cash and short-term investments                                       -                (14)
      Miscellaneous proceeds                                                          2,617                  -
                                                                          -------------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                                  437,327            284,832

                        Integrity Life Insurance Company


                                                                                YEAR ENDED DECEMBER 31,
                                                                                2001               2000
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)

Cost of investments acquired:
    Bonds                                                                           364,552            321,418
    Preferred stocks                                                                    318                  -
    Common stocks                                                                     9,824                  -
    Mortgage loans                                                                        -             13,340
    Miscellaneous applications                                                        3,968                  -
                                                                          -------------------------------------
Total cost of investments acquired                                                  378,662            334,758
Net increase in policy loans                                                          2,835              3,206
                                                                          -------------------------------------
Net cash provided by (used in) investment activities                                 55,830            (53,132)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Capital and surplus paid-in                                                           -            120,824
    Deposits on deposit-type contract funds and other
      liabilities without life or disability contingencies                            6,330                  -
    Other sources                                                                     9,898              8,508
                                                                          -------------------------------------
Total other cash provided                                                            16,228            129,332

Other cash applied:
    Withdrawals on deposit-type contract funds and other
      liabilities without life or disability contingencies                           12,649                  -
    Other applications, net                                                          29,107             95,187
                                                                          -------------------------------------
Total other cash applied                                                             41,756             95,187
                                                                          -------------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                                        (25,528)            34,145
                                                                          -------------------------------------

Net increase (decrease) in cash and short-term investments                            6,131           (155,671)

Cash and short-term investments at beginning of year                                 21,608            177,279
                                                                          -------------------------------------
Cash and short-term investments at end of year                                     $ 27,739           $ 21,608
                                                                          =====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company
                 Notes to Financial Statements (Statutory Basis)
                                December 31, 2001

A. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Integrity Life Insurance Company (the "Company") and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), are wholly owned subsidiaries of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On March 3, 2000, W&S acquired the Company and National Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, W&S placed the entire purchase price of $119.3 million into a recoverable escrow account subject to a number of downward price adjustments. These price adjustments related primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and National Integrity. In a separate agreement, W&S assigned the right to receive the recovery of the purchase price on indemnified securities to the Company. As of March 31, 2001, the Company had recovered $125.0 million related to the sales of these securities and accrued interest on the escrow funds in full settlement of the escrow account. In accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance, the Company netted realized losses from the sale of such securities with the related gain from indemnification. In addition, the interest maintenance reserve was not reduced by statutory realized losses from the securities sold during 2000 because those losses were netted with indemnification income.

Subsequent to March 3, 2000, the Company and National Integrity have been assigned an AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AAA (Highest) for claims paying ability from Duff & Phelps', A+ (Superior) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001, under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001, for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method.

The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally disallowed deferred tax assets and other assets not specifically designated as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

PREMIUM AND BENEFITS

Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

REINSURANCE

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

DEFERRED INCOME TAXES

Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

STATEMENTS OF CASH FLOWS

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                                             YEAR ENDED DECEMBER 31,
                                                                             2001              2000
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Net income (loss) as reported in the accompanying statutory basis
   financial statements                                                          $(5,268)          $ 8,262

Deferred policy acquisition costs, net of amortization                            22,945             7,851
Adjustments to customer deposits                                                 (10,221)           20,063

Adjustments to invested asset carrying values at
  acquisition date                                                                22,722            10,876
Amortization of value of insurance in force                                      (30,530)          (33,607)
Amortization of interest maintenance reserve                                        (820)           (1,337)
Amortization of goodwill                                                          (3,284)           (1,313)
Adjustments for realized investment gains/losses                                  (1,184)            4,415
Adjustments for federal income tax expense                                        (4,320)                -
Investment in subsidiary                                                          11,983              (845)
Other                                                                              1,728           (14,037)
                                                                       ------------------------------------
Net income, GAAP basis                                                           $ 3,751           $   328
                                                                       ====================================

A.       NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31,
                                                                             2001              2000
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Capital and surplus as reported in the accompanying statutory basis
   financial statements                                                         $202,377          $188,510

Adjustments to customer deposits                                                (153,450)         (155,988)

Adjustments to invested asset carrying values at acquisition date               (116,991)         (175,477)
Asset valuation reserve and interest maintenance reserve                          50,444            45,381
Value of insurance in force                                                      182,054           232,223
Goodwill                                                                         100,505            61,710
Deferred policy acquisition costs                                                 30,796             7,851
Adjustments to investment in subsidiary excluding net unrealized
   gains (losses)                                                                 (6,165)          (31,443)
Net unrealized losses on available-for-sale securities                            (6,127)          (47,725)
Other                                                                            (14,050)          (22,668)
                                                                       ------------------------------------

Stockholder's equity, GAAP basis                                                $269,393          $102,374
                                                                       ====================================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are principally stated at amortized cost using the interest method.

     Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

   Preferred stocks are reported at cost.

   Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related capital unrealized gains and losses were reported in unassigned surplus without any adjustment for federal income taxes.

   There are no restrictions on non-affiliated common or preferred stocks.

   The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

   Short-term investments include investments with remaining maturities of less than one year at the date of acquisition and are principally stated at amortized cost.

   Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

   Mortgage loans and policy loans are reported at unpaid principal balances.

   Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

PREMIUMS

Premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for model premium payments.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

RECLASSIFICATIONS

Certain 2000 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2001 financial presentation.

B. ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviation prescribed or permitted by the State of Ohio Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle that decreased unassigned surplus $65.1 million as of January 1, 2001. Included in this total adjustment is a reduction in capital and surplus of approximately $37.5 million in write-downs of impaired invested assets, $24.7 million related to deferred tax assets and $2.9 million of accrued guaranty fund assessments. Despite the negative effect on statutory surplus, management expects the Company to remain in compliance with all regulatory and contractual obligations.

C. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

                                              COST OR             GROSS            GROSS
                                             AMORTIZED          UNREALIZED       UNREALIZED
                                               COST               GAINS            LOSSES        FAIR VALUE
                                    -----------------------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 2001:
Mortgage-backed securities                 $  328,068           $ 4,528         $ 21,919        $  310,677
Corporate securities                          872,386            18,951          101,063           790,274
Asset-backed securities                        99,972             1,993           15,235            86,730
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                    40,788               665              532            40,921
Foreign governments                             3,105                 -              830             2,275

States and political subdivisions               6,450               535                -             6,985
                                    -----------------------------------------------------------------------
Total bonds                                $1,350,769           $26,672         $139,579        $1,237,862
Preferred stocks                               85,631                17           11,990            73,658
                                    -----------------------------------------------------------------------
Total bonds and preferred stocks
                                           $1,436,400           $26,689         $151,569        $1,311,520
                                    =======================================================================


                                              COST OR             GROSS            GROSS
                                             AMORTIZED          UNREALIZED       UNREALIZED
                                               COST               GAINS            LOSSES        FAIR VALUE
                                    -----------------------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 2000:
Mortgage-backed securities                 $  344,729            $   60         $ 56,503        $  288,286
Corporate securities                          899,590             3,771           74,890           828,471
Asset-backed securities                       135,205                 -           27,191           108,014
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                    35,548               171                -            35,719
Foreign governments                             3,406                 -              115             3,291

States and political subdivisions               3,840                 -                -             3,840
                                    -----------------------------------------------------------------------
Total bonds                                $1,422,318            $4,002         $158,699        $1,267,621
Preferred stocks                               80,311                 -            1,349            78,962
                                    -----------------------------------------------------------------------
Total bonds and preferred stocks
                                           $1,502,629            $4,002         $160,048        $1,346,583
                                    =======================================================================

Fair values are based on published quotations of the Securities Valuation Office ("SVO") of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of both December 31, 2001 and 2000, the fair value of investments in bonds includes $800 million of bonds that were valued at amortized cost.

The amortized cost of bonds at December 31, 2001 has been reduced by adjustments of $0.9 million to derive the carrying amount of bonds in the balance sheets ($1,349.9 million).

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                                            COST OR
                                                           AMORTIZED           FAIR
                                                              COST             VALUE
                                                   ------------------------------------
                                                                 (IN THOUSANDS)
Years to maturity:
   One or less                                            $   14,068        $   14,423
   After one through five                                    102,460           101,463
   After five through ten                                    310,786           284,657
   After ten                                                 495,415           439,912
   Asset-backed securities                                    99,972            86,730
   Mortgage-backed securities                                328,068           310,677
                                                   ------------------------------------
Total                                                     $1,350,769        $1,237,862
                                                   ====================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in bonds during 2001 and 2000 were $425.2 million, and $253.3 million; gross gains of $1.9 million and $432,425, and gross losses of $5.6 million and $9.3 million were realized on those sales, respectively.

At December 31, 2001 and 2000, bonds with an admitted asset value of $6,958,555 and $6,988,000 respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2001, the Company held unrated or less-than-investment grade bonds of $162.0 million, with an aggregate fair value of $114.6 million. Those holdings amounted to 12% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

Unrealized gains and losses on investment in subsidiary and non-affiliated common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:


                                                                  GROSS            GROSS
                                                                UNREALIZED       UNREALIZED
                                                  COST            GAINS            LOSSES        FAIR VALUE
                                       -----------------------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 2001:
   Subsidiary                                    $ 17,823          $41,085              $  -         $ 58,908
   Non-affiliated common stocks                     9,943           45,317               382           54,878
                                       -----------------------------------------------------------------------
                                                 $ 27,766          $86,402              $382         $113,786
                                       =======================================================================
At December 31, 2000:
   Subsidiary                                    $ 17,823          $54,599              $  -         $ 72,422

   Non-affiliated common stocks                       121                -                 -              121
                                       -----------------------------------------------------------------------
                                                 $17,944           $54,599              $  -         $ 72,543
                                       =======================================================================

The Company's mortgage loan portfolio is primarily comprised of commercial and agricultural loans. During 2000, the Company made $13.3 million of new investments in commercial mortgage loans. The Company made no new mortgage loans during 2001. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2001, the Company held no mortgages with interest more than 180 days past due. During 2001, excluding adjustments on adjustable rate mortgages, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                            2001              2000
                                                   ------------------------------------
                                                             (IN THOUSANDS)
Income:
   Bonds                                                    $ 93,625          $111,140
   Preferred stocks                                            6,748             6,349
   Mortgage loans                                              1,751             1,004
   Policy loans                                                8,219             7,932
   Cash and short-term investments                             8,351             8,559
   Other investment income                                     1,092               927
                                                   ------------------------------------
Total investment income                                      119,786           135,911

Investment expenses                                             (988)           (2,483)
                                                   ------------------------------------

Net investment income                                       $118,798          $133,428
                                                   ====================================

There has been no due and accrued investment income excluded from surplus.

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR, as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                     2001              2000
                                           ------------------------------------
                                                     (IN THOUSANDS)
Realized capital losses                             $(15,437)          $(9,005)
Less amount transferred to IMR                        (3,623)           (1,888)
                                           ------------------------------------
Net realized capital losses                         $(11,814)          $(7,117)
                                           ====================================

D. FINANCIAL INSTRUMENTS

The Company has offered equity-indexed products through its separate accounts. In connection with these products, the Company purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options, which are held by the separate account, are recorded at market value of $20.2 million and $31.9 million at December 31, 2001 and 2000, respectively. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

E. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

BONDS AND EQUITY SECURITIES

Fair values for bonds and equity securities are based on quoted market prices where available. For bonds and equity securities for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS, POLICY LOANS, CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT ASSETS

The carrying amounts of mortgage loans, policy loans cash and short-term investments and separate account assets approximate their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value

E. FAIR VALUES OF FINANCIAL INSTRUMENTS

of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNT ANNUITY RESERVES

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

The carrying amounts and fair values of the Company's significant financial instruments are shown below. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                                    DECEMBER 31, 2001                  DECEMBER 31, 2000
                                           -----------------------------------------------------------------------
                                                     CARRYING         FAIR           CARRYING             FAIR
                                                      AMOUNT         VALUE            AMOUNT              VALUE
                                           -----------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
   Bonds                                          $1,349,888        $1,249,601       $1,422,318        $1,212,490
   Preferred stocks                                   85,631            73,766           80,310            79,259
   Non-affiliated common stocks                       54,878            54,878              121               121
   Mortgage loans                                     19,589            19,589           21,318            21,318
   Policy loans                                      110,235           110,235          107,400           107,400
   Cash and short-term investments                    27,739            27,739           21,608            21,608
   Separate account assets                         1,636,626         1,636,626        1,526,535         1,526,535

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                             $1,257,178        $1,312,316       $1,295,299        $1,313,733

   Separate accounts annuity reserves              1,565,616         1,564,214        1,455,875         1,453,631

F. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment deposits, much of the mortality risks associated with variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                               2001              2000
                                                     ------------------------------------
                                                               (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                                       $401,116          $195,202
Reinsurance assumed                                                552               735
Reinsurance ceded                                               (3,136)           (3,306)
                                                     ------------------------------------
Net premiums, annuity considerations and
  deposit-type funds                                          $398,532          $192,631
                                                     ====================================

The Company assumed $551,712 and $734,602 of Variable Life Insurance (VLI) premiums in 2001 and 2000, respectively, from a modified-coinsurance agreement with Safeco Life Insurance Company.

In 2001 and 2000, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

Neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

The net amount of reduction in surplus at December 31, 2001 if all reinsurance ceded agreements were cancelled is $3,044,503.

G. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is subject to a written agreement, approved by the Board of Directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, and differences in reserves for policy and contract liabilities for tax and statutory-basis financial reporting purposes.

As of December 31, 2001, the Company and National Integrity had consolidated operating loss carryforwards of $4,012,069 that will expire in years 2021 through 2022. The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $1.7 million from 2001 (none from 2000).

The components of the consolidated carryover for the Company and National Integrity are as follows:

                                                               CARRYOVER              EXPIRATION DATES
                                                         -----------------------  --------------------------

General business credit carryover                                 $     337,517                 2006 - 2009
Foreign tax credit carryover                                      $     145,292                 2003 - 2004
AMT credit carryover                                              $   2,344,692                indefinitely
Capital loss carryover                                            $ 216,419,095                 2004 - 2007


The components of the net deferred tax asset/(liability) at December 31, 2001 are as follows (in thousands):


Gross deferred tax assets                                                       $107,996
Gross deferred tax liabilities                                                     8,560
Deferred tax assets non-admitted                                                  95,080
Increase (decrease) in deferred tax assets non-admitted                          (28,512)

Current income taxes incurred consists of the following major components:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  2001              2000
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

Current year income tax (benefit)                                                 $1,695           $(7,522)
Tax credits                                                                            -                 -
Current year equity tax                                                                -                 -
Prior year over-accrual of tax reserves                                           (1,630)                -

                                                                       ------------------------------------
Current income tax (benefit) incurred                                             $   65           $(7,552)
                                                                       ====================================

The main components of the 2001 deferred tax amounts are as follows:

Gross Deferred Tax Assets:
Reserves                                                                                          $ 14,057
Bonds/Stocks                                                                                         9,249
DAC                                                                                                  3,548
Capital loss carryover                                                                              72,377
Section 197 intangible                                                                               4,149
Acquisition related goodwill                                                                         1,842
Separate account adjustment                                                                              -
Deferred hedge losses                                                                                2,774
Other                                                                                                    -
Total Deferred Tax Assets                                                                         $107,996
Deferred Tax Assets non-admitted                                                                  $ 95,080
                                                                                        ===================

Gross Deferred Tax Liabilities:
Reserves strengthening                                                                            $  8,560
                                                                                        -------------------

Total Deferred Tax Liabilities                                                                    $  8,560
                                                                                        ===================

Changes in DTAs and DTLs for the year ended 12/31/01 are as follows:

Change in total DTAs                                            $107,996         $130,162          $(22,166)
                                                      ======================================================
DTAs non-admitted                                               $ 95,080         $123,592          $(28,512)
                                                      ======================================================
Change in total DTLs                                            $  8,560         $  2,722          $  5,838
                                                      ======================================================

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                                 YEAR END DECEMBER 31,
                                                                                 2001              2000
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)


Federal income tax expense (benefit) computed at statutory rate                   $2,314           $ 2,739

Amortization of value of insurance in force                                       (2,365)           (2,365)
Adjustment to statutory reserves for tax purposes                                  4,866             2,590
Forgiveness of debt - Sec. 108(a)(1)(B)                                                -            (7,951)
Bond discount accrual                                                             (3,074)           (2,121)
Deferred acquisition costs recorded for tax purposes                                 286              (328)
Amortization of interest maintenance reserve                                        (287)             (511)
Other                                                                             (1,675)              395

                                                                       ------------------------------------
Federal income tax expense (benefit)                                              $   65           $(7,552)
                                                                       ====================================

The Company made tax payments in the amount of $4.5 million in 2001 (none in 2000).

H. CAPITAL AND SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from unassigned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory unassigned surplus as of December 31, 2001 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2002 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2001, the Company did not receive any dividends from National Integrity.

At December 31, 2001, the portion of unassigned deficit represented or reduced by each item below is as follows:

                                                        AMOUNT
                                                 ---------------------
                                                    (IN THOUSANDS)
   Unrealized gains and losses                       $44,053
   Non-admitted asset values                         (95,962)
   Separate account businesses                             -
   Asset valuation reserves                          (31,530)
   Provision for reinsurance                               -

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2001 and 2000, the Company meets the RBC requirements.

I. RELATED PARTY TRANSACTIONS

During 2001, the Company received a $4.9 million capital contribution from W&S. The capital contribution was in the form of common stock having an original cost to W&S of $4.9 million and a market value at the date of transfer of approximately $50.0 million. During 2000, the Company (i) received $105.8 million in capital contributions from W&S, (ii) received a $15.0 million capital contribution from ARM and (iii) recorded a $41.8 million capital contribution to National Integrity. The Company paid no dividends during 2000 or 2001.

On March 3, 2000, W&S began performing certain administrative and special services for the Company to assist with its business operations. The services include tax compliance and reporting; payroll functions; administrative support services; and investment functions. Before March 3, 2000, certain administrative and special services were provided to the Company through Administrative and Investment Services agreements with ARM, the Company's former parent. During 2001, the Company paid $0.3 million and $0.9 million to

W&S and Ft. Washington (a subsidiary of W&S), respectively, and received $8.5 million from National Integrity related to these services. During 2000, the Company paid $3.0 million and $1.1 million to ARM and Ft. Washington, respectively, and received $6.0 million from National Integrity related to these services. The charges for services are considered reasonable and in accordance with the requirements of applicable insurance law and regulations.

At December 31, 2001, the Company had amounts due from National Integrity of $2.4 million and amounts due to Touchstone Securities, Inc. ("Touchstone"), a wholly owned subsidiary of W&S, of $0.4 million. At December 31, 2000, the Company had amounts due to National Integrity of $32.2 million, and amounts of $0.2 million and $16.8 million due from Touchstone and W&S, respectively. These amounts are generally settled on a monthly basis.

The Company has not guaranteed any obligation of its affiliates as of December 31, 2001.

J. COMMITMENTS AND CONTINGENCIES

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. At December 31, 2001 and 2000, the Company has accrued $3.6 million and $1.4 million, respectively, for guaranty fund assessments.

Various lawsuits against the Company have arisen in the course of the Company's business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

K. ANNUITY RESERVES

At December 31, 2001, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                 AMOUNT           PERCENT
                                                                       ------------------------------------
                                                                       (IN THOUSANDS)
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                             $  572,992             20.2%
     At book value less surrender charge of 5% or more                           455,835             16.1%
     At market value                                                             865,451             30.5%
                                                                       ------------------------------------
   Total with adjustment or at market value                                    1,894,278             66.8%
   Subject to discretionary withdrawal (without adjustment) at book
     value with minimal or no charge or adjustment                               297,980             10.5%
   Not subject to discretionary withdrawal                                       642,425             22.7%
                                                                       ------------------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                              2,834,683              100%
   Less reinsurance ceded                                                        (16,754)         =========
                                                                       ------------------
Net annuity reserves and deposit fund liabilities                             $2,817,929
                                                                       ==================

L. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e. equity-indexed annuities) and non-indexed products and options (i.e. guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. These policies carry an interest rate guarantee based on the guarantee period selected by the policyholder. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's non-guaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Variable annuities include minimum guaranteed death benefits that vary by product and include optional death benefits available on some products. The death benefits currently provided by the Company include the following: return of premium paid, a death benefit that is adjusted after 7 years to the current account value, a death benefit that is adjusted periodically to the current account value, and a death benefit of premium accumulated at 5% annually up to a maximum of 200% of premium. Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2001 is as follows:


                                                    SEPARATE ACCOUNTS WITH GUARANTEES
                                           -----------------------------------------------------
                                             NONINDEXED
                                          GUARANTEED LESS     NONINDEXED
                                          THAN / EQUAL TO   GUARANTEED MORE    NONGUARANTEED
                             INDEXED             4%             THAN 4%      SEPARATE ACCOUNTS       TOTAL
                        -----------------------------------------------------------------------------------------
                                                             (IN THOUSANDS)
Premiums, deposits and
   other considerations             $5,137            $129           $263,704         $ 123,588       $  392,558
                        =========================================================================================

Reserves for separate
   accounts with assets
   at fair value                   $94,586         $11,362           $594,217          $884,466       $1,584,631
                        =========================================================================================

Reserves for separate
  accounts by
   withdrawal
    characteristics:
     Subject to
      discretionary
        withdrawal
        (with
        adjustment):
         With market
           adjustment              $48,622         $11,362           $513,008                $-         $572,992
         At book value
           without
           market value
           adjustment
           and with
           current
           surrender
           charge of 5%
           or more                       -               -             81,209                 -           81,209

         At market value                 -               -                  -           884,466          884,466
                        -----------------------------------------------------------------------------------------
     Total with
       adjustment or at
       market value                 48,622          11,362            594,217           884,466        1,538,667
     Not subject to
       discretionary
       withdrawal                   45,964               -                  -                 -           45,694
                        -----------------------------------------------------------------------------------------
Total separate accounts
   reserves                        $94,586         $11,362           $594,214          $884,466       $1,584,631
                        =========================================================================================

Amounts transferred to and from the separate accounts as reported in the Summary of Operations of the Separate Accounts for the year ended December 31, 2001 are as follows:


                        SEPARATE ACCOUNTS WITH GUARANTEES
                        ------------------------------------------------------
                                               NONINDEXED
                                             GUARANTEED LESS     NONINDEXED
                                             THAN / EQUAL TO  GUARANTEED MORE     NONGUARANTEED
                                   INDEXED            4%             THAN 4%       SEPARATE ACCOUNTS      TOTAL
                        ----------------------------------------------------------------------------------------
                                                            (IN THOUSANDS)
Transfers to Separate
   Accounts                       $ 5,137             $129         $ 263,704           $123,588       $ 392,558
Transfers from Separate
   Accounts                         6,839              127           128,516             81,620         217,102
                        ----------------------------------------------------------------------------------------
Net transfers to
(from)
   Separate Accounts              $(1,702)            $  2         $135,188            $41,968        $175,456
                        ========================================================================================

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2001 is presented below:

                                                                                 2001
                                                                          ------------------
                                                                            (IN THOUSANDS)
Transfers as reported in the Summary of Operations of
 the Separate Accounts
   Statement:
     Transfers to separate accounts                                             $392,558
     Transfers from separate accounts                                           (217,102)
                                                                       ------------------
Net transfers to separate accounts                                               175,456

Reconciling adjustments:

Policy deductions and other expense reported as other revenues                      (570)
Other changes in surplus in separate account statement                             7,805
                                                                       ------------------

Transfers as reported in the Summary of Operations                              $182,691
                                                                       ==================

M. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The Company issued business through the following managing general agents in 2001:

       NAME AND ADDRESS              EIN          EXCLUSIVE    TYPE OF BUSINESS    AUTHORITY        TOTAL
                                                   CONTRACT         WRITTEN         GRANTED    PREMIUMS WRITTEN
----------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208      ###-##-####          No        Fixed Annuities  Writing premium  $32,863,331
Ft. Washington, PA 19034
----------------------------------------------------------------------------------------------------------------
Ann Arbor Annuity Exchange
45 Research Drive
Ann Arbor, MI  48103              38-2929874          No        Fixed Annuities      None        $10,632,655

The aggregate remaining premiums written by other managing general agents for 2001 was $31,294,731.

N. OTHER ITEMS

SUPERVISION ORDER

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the sale of the Company. Under the terms of the Supervision Order, the Company continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but was to receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship.

FORGIVENESS OF DEBT

During 1998, the Company entered into total yield swap transactions with two former affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps were considered off-balance sheet items.

The swap transactions generally provided that the Company paid an amount that approximated the interest credited to be paid to certificate holders plus outside credit enhancement fees and received the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounted for the swap activity in its guaranteed separate account.

Under the terms of the Purchase Agreement, notes payable outstanding of $7.8 million and $16.4 million for the above-mentioned swap transactions for 312CC and 212CC, respectively, were forgiven or paid off on March 3, 2000.

                                   PART C

                              OTHER INFORMATION


ITEM 28.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Part 1 - Condensed Financial Information

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT TEN:

            Report of Independent Auditors
            Statement of Assets and Liabilities as of December 31, 2001 Statement of Changes in Net Assets for the Year Ended December 31, 2001 Statement of Operations for the Year Ended December 31, 2001 Notes to Financial Statements

            INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors
            Balance Sheets (Statutory Basis) as of December 31, 2001 and 2000 Statements of Income (Statutory Basis) for the Years Ended
                        December 31, 2001 and 2000
            Statements  of Changes in Capital and Surplus (Statutory Basis) for
                        the Years Ended December 31, 2001 and 2000
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                        December 31, 2001 and 2000
            Notes to Financial Statements (Statutory Basis)

(b)         EXHIBITS:

            The following exhibits are filed herewith unless indicated otherwise:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company authorizing the establishment of Separate Account Ten, the Registrant. Incorporated by reference to initial registration statement on Form N-3 (File No. 333-46389) filed on February 17, 1998.

            2.          Not applicable.

            3. Form of Custodian Agreement. Incorporated by reference to pre-effective amendment no. 1 to registration statement on Form N-3 (File No. 333-46389) filed on May 1, 1998.

            4.(a) Form of Management Agreement. Incorporated by reference to post-effective amendment no. 2 on Form N-3 (File
                        No. 333-46389) filed on April 28, 2000.

            4.(b) Form of Sub-Advisory Agreement. Incorporated by reference to post-effective amendment no. 2 on Form N-3 (File No. 333-46389) filed on April 28, 2000.

            5. Form of Distribution Agreement. Incorporated by reference to post-effective amendment no. 2 on Form N-3 (File No. 333-46389) filed on April 28, 2000.

            6.(a) Form of trust agreement. Incorporated by reference from registration statement on Form N-4

                        (File No. 33-51268) filed on August 24, 1992.

            6.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to registration statement on Form N-4 (File No. 33-51268) filed on November 9, 1992.

            6.(c) Form of variable annuity certificate. Incorporated by reference from registration statement on Form N-4 (File No. 33-51268) filed on August 24, 1992.

            6.(d) Form of individual variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to registration statement on Form N-4 (File No. 33-51270) filed on November 9, 1992.

            6.(e) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to registration statement on Form N-4 (File No. 33-51268) filed on November 9, 1992.

            6.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference from registration statement on Form N-4 (File No. 33-56654) filed on December 31, 1992.

            6.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from post-effective amendment no. 5 to registration statement on Form N-4 (File No. 33-51268) filed on May 1, 1996.

            7. Form of application. Incorporated by reference to post-effective amendment no. 1 registration statement on Form S-1 (File No. 33-51270).

            8.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to registration statement on Form N-4 (File No. 51268) filed on April 28, 1995.

            8.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to registration statement on Form N-4 (File No. 33-51268) filed on April 28, 1995.

            9.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to registration statement on Form N-4 (File No. 33-51268) filed on April 28, 1995.

            9.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from post-effective amendment no. 5 to registration statement on Form N-4 (File No. 33-51268) filed on
                        May 1, 1996.

            10.         Not applicable.

            11.         Not Applicable.

            12.         Opinion and Consent of G. Stephen Wastek, Esq.

            13.         Consent of Ernst & Young LLP.

            14.         Not applicable.

            15.         Not applicable.

            16.         Schedule for computation of performance quotations.
                        Incorporated by reference from post-effective amendment no. 5 to registration statement on Form N-4 (File No. 33-51268) on May 1, 1996.

            17. Code of Ethics. Incorporated by reference to post-effective amendment no.2 on Form N-3 (File No. 333-46389) filed on April 28, 2000.

ITEM 29.    DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

            Set forth below is information regarding the directors and principal officers of Integrity Life Insurance Company.

DIRECTORS:

NAME AND PRINCIPAL BUSINESS ADDRESS          POSITION AND OFFICES WITH INTEGRITY LIFE INSURANCE COMPANY
---------------------------------------      ----------------------------------------------------------
John F. Barrett                              Vice Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Dennis L. Carr*                              Director, Executive Vice President & Chief Actuary

John R. Lindholm*                            Director and President

Robert L. Walker                             Director
400 Broadway, Cincinnati, Ohio 45202

William J. Williams                          Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Donald J. Wuebbling                          Director
400 Broadway, Cincinnati, Ohio 45202

SELECTED OFFICERS

NAME AND PRINCIPAL BUSINESS ADDRESS          POSITION AND OFFICES WITH DEPOSITOR AND REGISTRANT (AS APPLICABLE)
-----------------------------------          ------------------------------------------------------------------
John R. Lindholm*                            Director and President; Chairman of the Board and
                                             Director of Registrant

Dennis L. Carr*                              Executive Vice President & Chief Actuary

James G. Kaiser                              Executive Vice President
333 Ludlow Street,
Stamford, Connecticut 06902

Don W. Cummings*                             Senior Vice President & Chief Financial Officer

William F. Ledwin                            Senior Vice President & Chief Investment Officer
400 Broadway, Cincinnati, Ohio 45202

William H. Guth*                             Senior Vice President

Edward J. Haines*                            Senior Vice President

Kevin L. Howard*                             Senior Vice President; Secretary of Registrant

Kenneth A. Palmer*                           Senior Vice President


                                       3

Jill Keinsley*                               Senior Vice President

Scott Vincini                                Senior Vice President, National Sales Manager
333 Ludlow Street,
Stamford, Connecticut  06902

James J. Vance                               Vice President & Treasurer
400 Broadway, Cincinnati, Ohio 45202

Joseph F. Vap*                               Director, Financial Operations

Edward J. Babbitt                            Secretary
400 Broadway, Cincinnati, Ohio 45202

* Principal Business Address:  515 West Market Street, Louisville, Kentucky
  40202

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT
            ----------------------------------------------------------------

        Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation; 100% owned by WSLIC

        The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation Courtyard Nursing Care, Inc.; Ohio corporation; 100% owned by WSLAC; ownership and operation of real estate.

                IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100% owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

                         IFS Systems, Inc.; Delaware corporation; 100% owned by IFS; development, marketing and support of software systems.

                         IFS Insurance Agency, Inc.; Ohio corporation; 99% owned by IFS, 1% owned by William F. Ledwin; general insurance agency.

                         Touchstone Securities, Inc.; Nebraska corporation; 100% owned by IFS; securities broker-dealer.

                         Touchstone Advisors, Inc.; Ohio corporation; 100% owned by IFS; registered investment adviser.

                         IFS Agency Services, Inc.; Pennsylvania corporation; 100% owned by IFS; general insurance agency.

                         IFS Agency, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

                         IFS General Agency, Inc.; Pennsylvania corporation; 100% owned by William F. Ledwin; general insurance agency.

                         Fort Washington Brokerage Services, Inc.; Ohio corporation; 100% owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

                         IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by IFS Financial Services, Inc.; registered broker dealer

                         Integrated Fund Services, Inc.; Ohio corporation; 100% owned by IFS Financial

                         Services, Inc.; registered transfer agent

        Integrity Life Insurance Company; Ohio corporation; 100% owned by
        WSLIC.

                National Integrity Life Insurance Company; New York corporation; 100% owned by Integrity Life Insurance Company.

        Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC; ownership and operation of real estate.

        Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC; ownership and operation of real estate.

        WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

        Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by WSLIC; registered investment adviser.

                Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by Fort Washington Investment Advisors, Inc.; registered investment adviser.

        Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC; insurance.

                Colmain Properties, Inc.; Ohio corporation; 100% owned by Columbus Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.

                         Colpick, Inc.; Ohio corporation; 100% owned by Colmain Properties, Inc.; acquiring, owning, managing, leasing and selling real estate.

                CAI Holding Company, Inc.; Ohio corporation; 100% owned by Columbus Life Insurance Company; holding company.

                         Capital Analysts Incorporated; Delaware corporation; 100% owned by CAI Holding Company; securities broker-dealer and registered investment advisor.

                         Capital Analysts Agency, Inc.; Ohio corporation; 99% owned by Capital Analysts Incorporated, 1% owned by William F. Ledwin; general insurance agency.

                         Capital Analysts Agency, Inc.; Texas corporation; 100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.

                         Capital Analysts Insurance Agency, Inc.;
                         Massachusetts corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

                CLIC Company I; Delaware corporation; 100% owned by Columbus Life Insurance Company; holding company.

                CLIC Company II; Delaware corporation; 100% owned by Columbus Life Insurance Company; holding company.

        Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC; ownership, development and management of real estate.

                Seasons Management Company; Ohio corporation; 100 % owned by Eagle Properties, Inc.;

                management of real estate.

        Waslic Company II; Delaware corporation; 100% owned by WSLIC; holding company.

        WestTax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

        Florida Outlet Marts, Inc.; Florida corporation; 100% owned by WSLIC; ownership and operation of real estate.

        AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

        Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC; 1% owned by William F. Ledwin; general insurance agency.

        Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.

       W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

ITEM 31.   NUMBER OF CONTRACT OWNERS

           As of March 1, 2002 there were 63 contract owners of Separate Account Ten of Integrity.

ITEM 32.   INDEMNIFICATION

BY-LAWS OF INTEGRITY. Integrity's By-Laws provide, in Article V, as follows:

           Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

           (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

           (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                  (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

           (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and
           (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

           (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                  (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                  (3)  By the Shareholders; or

                  (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

           Any determination made by the disinterested Directors under Article
           (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (e) (1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                       (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                       (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

                  (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

           (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.


ITEM 33.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Touchstone Advisors, Inc. (TOUCHSTONE ADVISORS), the investment adviser to Separate Account Ten, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The following list sets forth the business and other connections of the directors and executive officers of Touchstone Advisors. The addresses of the corporations listed are shown in the table below.

         (1) Jill T. McGruder, President and a Director of Touchstone Advisors

              (a) President of Touchstone Series Trust and Touchstone
                  Variable Series Trust

              (b) A Trustee of Touchstone Strategic Trust, Touchstone
                  Investment Trust and Touchstone Tax-Free Trust.

              (c) President, Chief Executive Officer and a Director of IFS
                  Financial Services, Inc. and Touchstone Securities, Inc.

              (d) A Director of CS Holdings, Inc., Intrust Fund Solutions,
                  Inc., IFS Fund Distributors, Inc., Ft. Washington Brokerage Services, Inc. and Capital Analysts Incorporated

              (e) President and a Director of IFS Agency Services, Inc., IFS
                  Insurance Agency, Inc. and IFS Systems, Inc.

              (f) Senior Vice President of The Western-Southern Life
                  Insurance Company

         (2) Terrie A. Wiedenheft, Vice President and Chief Financial Officer of Touchstone Advisors

              (a) Chief Financial Officer of IFS Financial Services, Inc.


         (3) Patricia J. Wilson, Chief Compliance Officer of Touchstone
             Advisors

              (a) Chief Compliance Officer of Touchstone Securities, Inc.

              (b) Director of Compliance of IFS Financial Services, Inc.

         (4) Donald J. Wuebbling, a Director of Touchstone Advisors

              (a) Director of Touchstone Securities, Inc.

              (b) Vice President and General Counsel of The Western and
                  Southern Life Insurance Company

         (5) James N. Clark, a Director of Touchstone Advisors

              (a) Director of Touchstone Securities, Inc.

              (b) Executive Vice President and Director of The Western and
                  Southern Life Insurance Company

         (6) William F. Ledwin, a Director of Touchstone Advisors

              (a) A Director of CS Holdings, Inc., Intrust Fund Solutions,
                  Inc., IFS Fund Distributors, Inc., Ft. Washington Brokerage Services, Inc., IFS Agency Services, Inc., Capital Analysts Incorporated, IFS Insurance Agency, Inc., Touchstone Securities, Inc., IFS Financial Services, Inc., IFS Systems, Inc. and Eagle Realty Group, Inc.

              (b) President and a Director of Fort Washington Investment
                  Advisors, Inc.

              (c) Vice President and Chief Investment Officer of Columbus
                  Life Insurance Company

              (d) Senior Vice President and Chief Investment Officer of The
                  Western-Southern Life Insurance Company

        -------------------------------------------------------------------------------------------------------------
        ADDRESS                               CORPORATION                         PRINCIPAL BUSINESS
        -------------------------------------------------------------------------------------------------------------
        221 East Fourth Street, Cincinnati    IFS Financial Services, Inc.        Holding company
        OH                                    IFS Agency Services, Inc.           Insurance agency
                                              IFS Insurance Agency, Inc.          Insurance agency
                                              IFS Systems, Inc.                   Information systems provider
                                              Touchstone Advisors, Inc.           Investment advisor
                                              Touchstone Series Trust             Investment company
                                              Touchstone Variable Series Trust    Investment company
                                              Touchstone Securities, Inc.         Broker-dealer
        -------------------------------------------------------------------------------------------------------------
                                              CS Holdings, Inc.                   Holding company
                                              Integrated Fund Services, Inc.      Mutual fund services provider
                                              Ft. Washington Brokerage
                                              Services, Inc.                      Broker-dealer
                                              Touchstone Investment Trust         Investment company
                                              Touchstone Strategic Trust          Investment company
                                              Touchstone Tax-Free Trust           Investment company
                                              IFS Fund Distributors, Inc.         Broker-dealer
        -------------------------------------------------------------------------------------------------------------
        400 Broadway Cincinnati OH            The Western-Southern Life           Insurance company
                                              Insurance Company
        -------------------------------------------------------------------------------------------------------------
        400 East Fourth Street                Columbus Life Insurance Company     Life insurance company
        Cincinnati OH
        -------------------------------------------------------------------------------------------------------------
        420 East Fourth Street                Fort Washington Investment
        Cincinnati OH                         Advisors, Inc.                      Investment advisor
        -------------------------------------------------------------------------------------------------------------
        421 East Fourth Street                Eagle Realty Group, Inc.            Real estate brokerage and
        Cincinnati OH                                                             management service provider
        -------------------------------------------------------------------------------------------------------------
        3 Radnor Corporate Center             Capital Analysts Incorporated       Investment advisor and
        Radnor PA                                                                 broker-dealer
        -------------------------------------------------------------------------------------------------------------

The names of the officers and directors of Touchstone Advisors and their business activities during the past two fiscal years, are incorporated herein by reference to its Form ADV, as amended to the date of its most recent filing with the Securities and Exchange Commission, as set forth below:

Touchstone Advisors, Inc.: Form ADV dated February 27, 2001, SEC File No. 801-45963

ITEM 34.    PRINCIPAL UNDERWRITERS

(a) Touchstone Securities is the principal underwriter for Separate Account Ten. Touchstone Securities also serves as an underwriter for Separate Account I, II and III of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts I, II, III, Ten and VUL.

(b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities are as follows:


NAME AND PRINCIPAL BUSINESS ADDRESS        POSITION AND OFFICES WITH TOUCHSTONE SECURITIES
-----------------------------------        -----------------------------------------------
 James N. Clark(1)                         Director

 Jill T. McGruder(3)                       Director, Chief Executive Officer and President

 Edward S. Heenan(1)                       Director and Controller

 William F. Ledwin(1)                      Director

 Donald J. Wuebbling(1)                    Director

 OFFICERS:

 Jill T McGruder(3)                        President and CEO

 Richard K. Taulbee(1)                     Vice President

 Robert F. Morand(1)                       Secretary

 Patricia Wilson(3)                        Chief Compliance Officer

 Edward S. Heenan(1)                       Controller

 James J. Vance(1)                         Vice President and Treasurer

 Robert F. Morand(1)                       Secretary

 Terrie A. Wiedenheft(3)                   Chief Financial Officer

 Don W. Cummings(2)                        Vice President

 Elaine M. Reuss(1)                        Assistant Treasurer

 Jospeh Vap(2)                             Assistant Treasurer

 David L. Anders(2)                        Assistant Vice President

 Laurel S. Durham(2)                       Assistant Vice President


                                      10

 Lisa C. Heffley(2)                        Assistant Vice President

 Patricia L. Tackett(2)                    Assistant Vice President

 Mark Murphy(2)                            Assistant Vice President

 (1) Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202

 (2) Principal Business Address: 515 W. Market St. Louisville, Kentucky 40241

 (3) Principal Business Address: 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202

(c)        Not applicable.

ITEM 35.   LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 36.   MANAGEMENT SERVICES

Not applicable.

ITEM 37.   UNDERTAKINGS

Not applicable.

Integrity represents that the aggregate charges under the variable annuity contracts described in this registration statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485 under the Securities Act of 1933 for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 26th day of April, 2002.

                                               SEPARATE ACCOUNT TEN OF
                                          INTEGRITY LIFE INSURANCE COMPANY
                                                    (Registrant)

                                     By:  Integrity Life Insurance Company
                                                     (Depositor)


                                          By: /s/ John R. Lindholm
                                              -------------------------------
                                                    John R. Lindholm
                                                        President


                                          INTEGRITY LIFE INSURANCE COMPANY
                                                     (Depositor)


                                           By: /s/ John R. Lindholm
                                               -----------------------------
                                                     John R. Lindholm
                                                         President

                                    SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

PRINCIPAL EXECUTIVE OFFICER:  /s/ John R. Lindholm
                              John R. Lindholm, President
                              Date: 4/26/2002


PRINCIPAL FINANCIAL OFFICER:  /s/ Don W. Cummings
                              Don Cummings, Senior Vice President and
                              Chief Financial Officer
                              Date: 4/26/2002


PRINCIPAL ACCOUNTING OFFICER: /s/ Joseph F. Vap
                              Joseph F. Vap, Director, Financial Operations
                              Date: 4/26/2002

DIRECTORS:

/s/ John F. Barrett                   /s/ William J. Williams
John F. Barrett                       William J. Williams
Date: 4/26/2002                       Date: 4/26/2002


/s/ Dennis L. Carr                    /s/ Donald J. Wuebbling
Dennis L. Carr                        Donald J. Wuebbling
Date: 4/26/2002                       Date: 4/26/2002


/s/ John R. Lindholm
John R. Lindholm
Date: 4/26/2002


/s/ Robert L. Walker
Robert L. Walker
Date: 4/26/2002

                                EXHIBIT INDEX

12.      Opinion and Consent of G. Stephen Wastek, Esq.

13.      Consents of Ernst & Young, LLP